Exhibit 10.4

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.

Contract ID: Billing Code: Segment:	545035-01 01/02/03/03C Corporate West
Account Manager:	David H. Zuanelli
Verizon Business
Service Agreement

Gomez, Inc. (hereinafter “Customer”) 420 Bedford St. Lexington, MA 02420 1508	Pricing and/or promotional benefits in this Agreement may not be available if it is signed and delivered to Verizon after April 02, 2007.

/s/ R. Darer	3/5/07

R. DARER, VP	Acceptance Date

Verizon Business Network Services Inc.

/s/ Suleiman Hessaml	3/13/07

Suleiman Hessaml, Vice President	Acceptance Date

General Terms and Conditions
This Verizon Business Service Agreement (“Agreement”) is made by and between “Verizon,” which refers to Verizon Business Network Services Inc, on behalf of MCI Communications Services, Inc. d/b/a Verizon Business Services and any other Verizon affiliates identified in applicable service attachments or the Guide (individually and collectively), and Gomez, Inc. (“Customer”). The pricing in this Agreement is effective either: a) when Service (defined below) is installed if Customer has no Verizon service at the time this Agreement is accepted by Verizon or b) otherwise, by the first day of the second full billing cycle following acceptance of the Agreement by Verizon, except where a Service Attachment indicates otherwise for a particular service (“Effective Date”). Verizon Acceptance occurs upon Verizon’s signature.
Customer Consent to Use of Customer Proprietary Network Information (CPNI). Verizon acknowledges that it has a duty, and Customer has a right, under federal and/or state law to protect the confidentiality of Customer’s CPNI. CPNI includes information relating to the quantity, technical configuration, type, destination, location, and amount of use of the telecommunications services Customer purchases from Verizon, as well as related local and toll billing information, made available to Verizon solely by virtue of Customer’s relationship with Verizon. With Customer consent, Verizon may share Customer CPNI and other Confidential Information among its affiliates, including Verizon Wireless, and with agents and partners, so that all may use this information to offer Customer the full range of products and services offered by Verizon and its affiliates, including local, long distance, wireless, and Internet services (see www.verizon.com for a description of Verizon companies and services). By signing this Agreement, Customer consents to Verizon using and disclosing Customer CPNI as described above. Customer may refuse CPNI consent by signing this Agreement and by notifying Verizon in writing at cpni-notices@verizonwireless.com and cpni-notices@verizonbusiness.com of Customer’s decision to withhold Customer’s consent. Customer’s consent or refusal to consent will remain valid until Customer otherwise advises Verizon, and in either case, will not affect Verizon’s provision of services to Customer.
ILECS and Verizon Wireless. The Terms and Conditions below do not apply to Services provided by Verizon incumbent local exchange carriers (“ILECs”) or by Celico Partnership and its affiliates d/b/a Verizon Wireless (“Verizon Wireless”), which are governed solely by the Service Attachments for such Services and in the case of ILEC Services, applicable Tariffs (defined below). A Verizon Wireless Service Attachment becomes a part of this Agreement only once it is executed by Verizon Wireless and the Customer.
1.	Services. Verizon will provide the products and services (“Services”) in the Services Attachments.
•	Voice Over IP Service

•	Local Service — CLEC

Contract ID: 545035-01
Verizon Business
Service Agreement
•	Long Distance Service

•	Toll Free Service

•	Audio Conferencing and Net Conferencing Service

•	Video Conferencing Service

•	Network Access

•	Frame Relay — Domestic Service

•	Private IP — Domestic

•	Private IP — International

•	Private Line — Metro Access Service

•	Internet Dedicated NxT1 Service

•	Internet Dedicated T1 Service

•	Internet Dedicated T3 Service

•	Internet Dedicated Ethernet Service

•	Internet Dedicated Fast Ethernet Port Only Service

•	Managed WAN Service

•	Internet Dedicated — Managed Service

•	Customer Premises Equipment

•	Data Center Colocation Service — Standard

•	Data Center Colocation Service — Advanced

•	Data Center Colocation Service — Premium

•	Data Center Colocation Service — Premium IP Bandwidth
2.	Term. The “Initial Term” shall begin upon expiration of the Ramp Period (as hereinafter defined) and end upon the completion of 36 months. The “Ramp Period” shall begin on the Effective Date and continue for a period of 3 Ramp Period months, following the Effective Date. Commencing with the Effective Date and at all times during the Ramp Period thereafter, Customer will receive the rates, discounts, charges and credits set forth herein and will not be subject to the AVC. The Agreement will be automatically extended (“Extended Term”) on a month-to-month basis upon the expiration of the Initial Term, unless either party has delivered written notice of its intent to terminate the Agreement at least 60 days prior to the end of the Initial Term. Either party may terminate this Agreement during the Extended Term upon 60 days prior written notice. Term shall mean the Initial Term and the Extended Term.

3.	Tariff and Guide. Verizon’s provision of Services to Customer will be governed by Verizon’s international, interstate and state tariffs (“Tariff(s)”), its “Service Publication and Price Guide” (“Guide”) at www.verizonbusiness.com/guide, and this Agreement. This Agreement incorporates by reference the terms of each Tariff and the Guide. Verizon may modify the Guide from time to time and any modification will be binding upon Customer, as provided in the Guide. If a conflict arises, the order of precedence is: (i) Tariffs to the extent applicable (ii) this Agreement (excluding the Guide and Tariffs), and (iii) the Guide. Among the provisions of the Agreement, the order of precedence is: (i) Service Attachments, and (ii) these Terms and Conditions. If Verizon makes any changes to the Guide (other than to Governmental Charges) that affect Customer in a material and adverse manner, Customer may discontinue the affected Service without liability by providing Verizon with written notice of discontinuance within 60 days of the date the change is posed on the Website, unless within 60 days of receiving customer’s discontinuance notice, Verizon agrees to remove the material adverse effect on Customer. If a Service is discontinued, Customer’s AVC (defined below), will be reduced, as appropriate, to accommodate the discontinuance.
4.	Rates and Charges; Governmental Charges; Taxes. Customer agrees to pay the rates and charges specified in this Agreement. “Standard” rates and charges means the Verizon Business Services II pricing plan (“VBS II”), where applicable. Except where expressly stated otherwise, all rates and charges are subject to change. Verizon may give Customer notice of pricing changes by posting them on the Guide, by invoice message, or by other reasonable means. All charges are exclusive of applicable Taxes, and Verizon may add or adjust rates and charges in order to receive amounts it is required or permitted by governmental or quasi-governmental authorities to collect from or pay to others in support of statutory or regulatory programs (“Governmental Charges”). Customer will not be eligible to receive any other additional discounts, promotions and/or credits (Tariffed or otherwise). The rates and charges set forth in this

Contract ID: 545035-01
Verizon Business
Service Agreement
Agreement do not include (without limitation) charges for all possible non-recurring charges, access service, local exchange service, charges imposed by a third party other than Verizon, on-site installation, Governmental Charges (defined above), network application fees, customer premises equipment or extended wiring to or at a Customer premises.

5.	Minimum Annual Volume Commitment. Customer agrees to pay Verizon no less than [**] Dollars ($[**]) (the “AVC”) in Total Service Charges (defined below) during each twelve-month period after the Effective Date (“Contract Year”). “Total Service Charges” means all charges, after application of all discounts and credits, for the Services, excluding Taxes, Governmental Charges, equipment, Verizon ILEC, Verizon Wireless, Document Delivery Fax, non-recurring charges, goods and services acquired by Verizon as Customer’s agent, international pass-through access (Type 3/PTT) and charges for international access provided by Verizon (Type 1), and other charges expressly excluded by this Agreement.
A.	Managed Services Subminimum. As a part of the AVC, during each Contract Year, Customer’s charges for Managed Services Service must equal or [**] Dollars ($[**]) (“Managed Services Subminimum”).
6.	Underutilization and Early Termination Charges. If Customer’s Total Service Charges do not reach the AVC in any Contract Year during the Initial Term, Customer shall pay an “Underutilization Charge” equal to [**]. If Customer’s Total Service Charges do not reach the AVC in any Contract Year because the Agreement is terminated early by Customer without Cause or by Verizon with Cause, Customer shall pay an “Early Termination Charge” equal to [**]. If, in any monthly billing period during the Extended Term, Customer’s Total Service Charges do not meet or exceed [**] of the Year Two AVC then Customer shall pay: (a) all accrued but unpaid usage and other charges incurred under this Agreement and (b) an “Underutilization Charge” equal to [**].
A.	Managed Services Subminimum Underutilization Charges. If in any Contract Year during the Term, Customer’s charges for Managed Service do not meet or exceed the Managed Services Subminimum, then Customer shall pay: (i) all accrued but unpaid charges incurred under this Agreement; and (ii) an “Underutilization Charge” (which Customer hereby agrees is reasonable) equal to the difference between [**].
7.	Payment. Customer will pay all Verizon charges (except Disputed amounts) within [**] of invoice date. Customer will pay a late payment charge equal to the lesser of: (a) [**]% per month, (b) the amount indicated in a Service Attachment, or (c) the maximum amount allowed by applicable law. A “Disputed” amount is one for which Customer has given Verizon written notice, adequately supported by bona fide explanation and documentation. Any invoiced amount not Disputed within [**] of the invoice date is deemed correct and binding on Customer. Customer is liable for all fees and expenses, including attorney’s fees, reasonably incurred by Verizon in attempting to collect any charges owned under this Agreement.

8.	Termination. Either party may terminate this Agreement for Cause (excluding Verizon ILEC or Verizon Wireless Services, which are governed by the applicable Service Attachments). “Cause” means (a) Customer’s failure to pay any invoice (excluding Disputed amounts) within [**] of receiving notice that payment is overdue, or (b) breach by a party of a material provision of this Agreement that the breaching party has not cured within [**] of receiving notice from the non-breaching party If interruption of Service is necessary to prevent or protect against fraud or otherwise protected Verizon’s personnel, facilities or services, Verizon may do so without notice.

9.	Confidential Information. The parties will protect Confidential Information, and limit its use and disclosure, as provided further in the Guide. “Confidential Information” means information (in whatever form) designated as confidential by the disclosing party by conspicuous markings (if tangible Confidential Information) or by announcement at the time of the initial disclosure (if oral Confidential Information) or if not so marked or announced should reasonably have been understood as confidential to the disclosing party (or one of its affiliates or subcontractors), either because of legends or other markings, the circumstances of disclosure or the nature of the information itself and that (i) relates to this Agreement or changes to this Agreement; (ii) relates to the disclosing party’s customers, products, services, developments, trade secrets, know-how or personnel; and (iii) is received by the receiving party from the disclosing party during the Term.

Contract ID: 545035-01
Verizon Business
Service Agreement
10.	DISCLAIMER OF WARRANTIES AND CERTAIN DAMAGES. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, VERIZON MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY VERIZON SERVICES, SOFTWARE OR DOCUMENTATION. VERIZON SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, NONINFRINGEMENT OF THIRD-PARTY RIGHTS, OR ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE. NEITHER PARTY IS LIABLE TO THE OTHER FOR ANY INDIRECT, CONSEQUENTIAL, EXEMPLARY, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF USE OR LOST BUSINESS, REVENUE, PROFITS, OR GOODWILL, ARISING IN CONNECTION WITH THIS AGREEMENT, UNDER ANY THEORY OF TORT, CONTRACT, INDEMNITY, WARRANTY, STRICT LIABILITY OR NEGLIGENCE, EVEN IF THE PARTY KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.

11.	Limitation of Liability and Action. The total liability of Verizon to Customer in connection with this Agreement is limited to the lesser of (a) direct damages proven by Customer; or (b) the amount paid by Customer to Verizon under this Agreement for the [**] month period prior to accrual of the most recent cause of action, excluding amounts for equipment and the Services of Verizon ILECs and Verizon Wireless. This limitation applies for any and all causes of actions and claims, including without limitation breach of contract, breach of warranty, negligence, strict liability, misrepresentation and other torts. This section does not limit any Verizon liability: (a) in tort for its willful or intentional misconduct; or (b) for bodily injury or death proximately caused by Verizon’s negligence; or (c) loss or damage to real property or tangible personal property proximately caused by Verizon’s negligence. A party may not bring any action or demand for arbitration arising out of this Agreement more than 2 years after the cause of action has accrued. The parties waive the right to invoke any different limitation on the bringing of actions under state law.

12.	Assignment. Either party may assign this Agreement or any of its rights hereunder to an affiliate or successor upon notice to the other party. A Customer affiliate or successor must meet Verizon’s creditworthiness standards for the assignment to become effective. All other assignments are void.

13.	Service Marks, Trademarks and Name. Neither Verizon nor Customer may: (a) use any service mark or trademark of the other party; or (b) refer to the other party in connection with any advertising, promotion, press release or publication unless it obtains the other party’s prior written approval.

14.	Dispute Resolution. Any claim or dispute (“Dispute”) arising out of or relating to this Agreement (other than claims relating to indemnification and equitable relief) must be resolved by binding arbitration of a single arbitrator under the rules of the American Arbitration Association at a mutually agreed upon location. The arbitrator must base his or her decision upon this Agreement and applicable law, and has no authority to order consideration or class arbitration, or award punitive damages or any other relief beyond what the Agreement provides. The arbitrator must apply applicable statutes of limitation, subject to limitation of actions terms set forth in this Agreement. The parties agree that all Disputes must be pursued on an individual basis in accordance with the procedure noted above, and waive any rights to pursue any Dispute on a class basis, even if applicable law permits class actions or class arbitrations.

15.	Business Divestiture. In the event that Customer certifies to MCI in writing that: (a) Customer has sold or divested a subsidiary, affiliate or significant operating unit that uses Services hereunder (“Business Divestiture”); (b) Customer is unable to satisfy the AVC solely as a result of such Business Divestiture; (c) Customer has not substituted services provided by other vendors in place of the Services; and (d) Customer is not able to substitute for such diminished MCI usage other telecommunications services not currently provided to Customer by MCI, then Customer may request in writing that MCI and Customer attempt to negotiate a mutually agreeable amendment to this Agreement to [**]. In the event that MCI and Customer fail to agree on such amendment within [**] of Customer’s written request, then this Agreement will remain in full force and effect and enforceable with its existing terms. This Section shall not apply during the first Contract Year of the Term, and thereafter may only be used [**] during the Term. Following the establishment by MCI of a revised AVC as set forth

Contract ID: 545035-01
Verizon Business
Service Agreement
herein, the revised AVC shall replace the AVC throughout this Agreement and Customer shall remain liable for charges pursuant to this Agreement, including without limitation, Underutilization Charges and Early Termination Charges, based on the revised AVC. Notwithstanding anything herein to the contrary, in the event of the establishment of a revised AVC, MCI may increase the rates provided and/or lower the discounts to Customer hereunder by sending at least [**] prior written notice thereof to Customer.

16.	Business Downturn. In the event that Customer certifies to MCI in writing, with supporting documentation, that (i) Customer is unable to meet the AVC, notwithstanding Customer’s best efforts to do so and (ii) such failure results solely from a business downturn beyond Customer’s control, which materially and permanently reduces the size or scope of Customer’s operations and the volume of Services required by Customer hereunder, then Customer may request in writing that MCI and Customer attempt to negotiate a mutually agreeable amendment to this Agreement to [**]. In the event that MCI and Customer fail to agree on such amendment within [**] of Customer’s written request, then this Agreement will remain in full force and effect and enforceable with its existing terms. This Section shall not apply during the first Contract Year of the Term, and thereafter may only be used [**] during the Term. Following the establishment by MCI of a revised AVC as set forth herein, the revised AVC shall replace the AVC throughout this Agreement and Customer shall remain liable for charges pursuant to this Agreement, including without limitation, Underutilization Charges and Early Termination Charges, based on the revised AVC.

17.	Notices. All communications hereunder, including disconnection notices, must be made to Customer at the address below and to Verizon at notice@verizonbusiness.com, following the procedures in the Guide.

To Customer	With a copy to:
Gomez, Inc. 420 Bedford St

Lexington, MA 024201508
18.	Acceptable Use. Use of Verizon’s Internet Services and related equipment and facilities must comply with the then-current version of the Verizon Acceptable Use Policy (“Policy”) (see www.verizonbusiness.com/terms). Verizon reserves the right to suspend or terminate Internet Services effective upon notice for a violation of the Policy. Customer will indemnify and hold harmless Verizon from any losses, damages, costs or expenses resulting from any third-party claim or allegation that if true, would constitute a violation of the Policy. Each party will promptly notify the other of any such claim.

19.	Entire Agreement. This Agreement (including Service Attachments and Exhibits referenced herein, and other documents incorporated by reference) constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all other prior or contemporaneous representations, understandings or agreements. Except as otherwise expressly stated herein, no amendment to this Agreement is valid unless in writing and signed by both parties.

20.	Additional Attachments. This Agreement incorporates the following Attachment(s):
Services Attachment
Promotions Attachment
Special Pricing and Special Language Attachment

Contract ID: 545035-01
Verizon Business
Service Agreement
Services Attachment
IP Communications Services
VOICE OVER IP SERVICE
I.	RATES AND CHARGES. Rates and charges and terms and conditions specific to each VoIP Service type are set forth in this Addendum. All rates and charges for VoIP Service are subject to change if VoIP Service is subjected to regulation by any State, or if Federal regulation of VoIP Service is expanded.
A.	IP Flexible T1. Current rates and charges are described below and in the Guide. VoIP IP Flexible T1 service is available via the BUNDLED pricing model with unlimited local and domestic long distance calls.
1.	Base Monthly Recurring Charge (“MRC”). Customer will pay $[**] as a Base MRC, which is fixed for the Term. The base MRC applies to each bundle at each Customer location and includes Internet Dedicated Price Protected T1 (1.5 Mbps) transport service with a standard router, the applicable VoIP Service Equipment, and local access and unlimited outbound U.S. long distance and local calling (subject to the number of simultaneous calling units selected). Each IP Flexible T1 bundle is limited to a maximum of [**] simultaneous calls.

2.	Simultaneous Calling Capacity Charge. Customer will pay an MRC of $[**] — which is fixed for the Term — for each simultaneous calling unit multiplied by the number of simultaneous call units Customer has selected. A minimum of two units is required (thus, an MRC of $[**] will be charged for the two-simultaneous-call-minimum. Each such per-call unit includes the ability to make one outbound U.S. long distance or local call at a time. Calls to international locations can also be made but are billed at metered rates as defined in the Guide.

3.	Bundled Site Activation Fee. Subject to change, a bundled site activation fee of $[**] will be charged for each Internet Dedicated bundle at each location.

4.	Service Establishment Fee. New Verizon VoIP Service customers will pay a non-recurring service establishment fee of $[**].

5.	Battery Backup Option. IP Flexible T1 configurations include the option to purchase a battery backup. The one-time purchase price is $[**], or rental is available for an MRC of $[**].

6.	Voicemail. Voicemail is an optional network feature available to Customer at an MRC of $[**] per configured user, which is fixed for the Term.

7.	Expedited Provisioning. A service fee of $[**] per circuit will be charged to Customers who request expedited provisioning of Internet Dedicated transport, whether the circuit is provisioned by Verizon or by another local exchange carrier.
B.	IP Integrated Access. Current rates and charges are described below and in the Guide. VoIP IP Integrated Access Service is available via the A LA CARTE pricing model with Tiered pricing options.
1.	Tiered Pricing — Simultaneous Calling Capacity Charge. Customer will pay the following monthly recurring charge (“MRC”) — which is fixed for the Term — per simultaneous calling unit multiplied by the number of simultaneous call units Customer selects. A minimum of two units is required. Each such simultaneous calling unit includes unlimited intra-enterprise VoIP (VoIP origination and termination) calling, unlimited local calling, and an allotment of inter-enterprise VoIP (either origination or termination is non-VoIP) long distance (“LD”) minutes as set forth below. Tiered overage charges will apply as outlined below for minutes in excess of established limits. Minutes cannot be shared between locations [multiple buildings on a campus with a single VoIP connection comprise a single location] nor can they be rolled over from

Contract ID: 545035-01
Verizon Business
Service Agreement
month to month. Calls to international locations can also be made but are billed at metered rates as defined in the Guide.

Inter-enterprise
	MRC Per	Intra-enterprise	Local Calls	VoIP LD Mins	Domestic Long
Service Type	Simultaneous Call	VoIP mins Included	Included	Included	Distance
Domestic LD and Local	[**]	[**]	[**]	[**]	[**]
Domestic LD only	[**]	[**]	[**]	[**]	[**]
[**].
2.	Optional Virtual Fx Service Simultaneous Calling Capacity Charge. Virtual Fx allows Customer to receive inbound calls on a Direct Inward Dial (DID) number associated with a location outside the local exchange area for Customer’s physical location. Customer shall pay an MRC per Simultaneous Call for optional Virtual Fx Inbound Local service of $[**]. Each such monthly charge includes the ability to receive one inbound local call at a time. Virtual Fx Service does not permit VoIP outbound calling at any location where a Virtual Fx-originated call may terminate. Customer will pay a separate charge for the DIDs as set forth in Section 2.6 in the Service Attachment.

3.	Change in Simultaneous Call Count. Customer must maintain its simultaneous call count for at least a [**] period before requesting a change in simultaneous call count.

4.	Equipment and Access.
a.	In addition to the fees set forth above, Customer will pay the applicable fees (not included here) for the gateway, access or transport service (e.g., port and permanent virtual circuit charges), CPE, or any other service or equipment not explicitly described as part of the A LA CARTE pricing. Such fees will be described in the separate contract for the attendant service and/or CPE.

b.	A LA CARTE pricing does not include Verizon Internet Dedicated or Private IP Service which must be purchased separately by Customer as transport for use with IP Integrated Access VoIP Service.
5.	Service Establishment Fee. Customer will pay a non-recurring service establishment fee as set forth below.

Service Establishment Fee
Number of Active DIDs	(per location)
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
6.	Feature Profiles. A “feature profile” is established for every unique DID number. IP Integrated Access sites are provided feature profiles [**].

7.	Optional Network Features. Customer will pay for the optional network features at the following rates, which are fixed for the Term:

Contract ID: 545035-01
Verizon Business
Service Agreement

Optional Network Features(s)	MRC
Auto Attendant	[**]
Voicemail	[**]

*	“Instance” means each menu of options that a caller may choose to access. Each separate listing of touch tone options presented to a caller is considered a separate menu.
C.	IP Trunking. Current rates and charges are described below and in the Guide. VoIP IP Trunking Service is available via the A LA CARTE pricing model with Tiered pricing options.
1.	Tiered Pricing — Simultaneous Calling Capacity Charge. Customer will pay the following monthlyrecurring charge (“MRC”) — which is fixed for the Term — per simultaneous calling unit multiplied by the number of simultaneous call units Customer selects. A minimum of two units is required. Each such simultaneous calling unit includes unlimited intra-enterprise VoIP (VoIP origination and termination) calling, unlimited local calling, and an allotment of inter-enterprise VoIP (either origination or termination is non-VoIP) long distance (“LD”) minutes as set forth below. Tiered overage charges will apply as outlined below for minutes in excess of established limits. Minutes cannot be shared between locations [multiple buildings on a campus with a single VoIP connection comprise a single location] nor can they be rolled over from month to month. Calls to international locations can also be made but are billed at metered rates as defined in the Guide.

Inter-enterprise
	MRC Per	Intra-enterprise	Local Calls	VoIP LD Mins	Domestic Long
Service Type	Simultaneous Call	VoIP mins Included	Included	Included	Distance
Domestic LD and Local	[**]	[**]	[**]	[**]	[**]
Domestic LD only	[**]	[**]	[**]	[**]	[**]
[**].
2.	Optional Virtual Fx Service Simultaneous Calling Capacity Charge. Virtual Fx allows Customer to receive inbound calls on a Direct Inward Dial (DID) number associated with a location outside the local exchange area for Customer’s physical location. Customer shall pay an MRC per Simultaneous Call for optional Virtual Fx Inbound Local service of $[**]. Each such monthly charge includes the ability to receive one inbound local call at a time. Virtual Fx Service does not permit VoIP outbound calling at any location where a Virtual Fx-originated call may terminate. Customer will pay a separate charge for the DIDs as set forth in Section 2.6 in the Service Attachment.

3.	Change in Simultaneous Call Count. Customer must maintain its simultaneous call count for at least a [**] period before requesting a change in simultaneous call count.

4.	Equipment and Access.
a.	In addition to the fees set forth above, Customer will pay the applicable fees (not included here) for the gateway, access or transport service (e.g., port and permanent virtual circuit charges), CPE, or any other services or equipment not explicitly described as part of the A LA CARTE pricing. Such fees will be described in the separate contract for the attendant service and/or CPE.

b.	A LA CARTE pricing does not include Verizon Internet Dedicated or Private IP Service which must be purchased separately by Customer as transport for use with IP Integrated Access VoIP Service.

Contract ID: 545035-01
Verizon Business
Service Agreement
5.	Network Application Fees. Network application fees are charged for domain name, mail, new services, and other network applications. See the Network Application Fee Schedule at www.verizonbusiness.com/terms.

6.	Service Establishment Fee. Customer will pay a non-recurring Service establishment fee as set forth below.

Service Establishment Fee
Number of Active DIDs	(per location)
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
7.	Feature Profiles. A “feature profile” is established for every unique DID number. IP Trunking sites are provided feature profiles [**].
8.	Optional Network Features. Customer will pay for the optional network features at the following rates, which are fixed for the Term:

Optional Network Features(s)	MRC
Auto Attendant	[**]
Voicemail	[**]

*	“Instance” means each menu of options that a caller may choose to access. Each separate listing of touch tone options presented to a caller is considered a separate menu.
D.	Hosted IP Centrex. Current rates and charges are described below and in the Guide. VoIP Service is available via the A LA CARTE pricing model with Unlimited or Tiered pricing options and via the BUNDLED pricing model with Unlimited options. For each Customer location, up to two T-1 lines may be utilized (each of which must be purchased as part of a separate bundle).
1.	A LA CARTE Unlimited Pricing — Simultaneous Calling Capacity Charge. Customer will pay the following monthly recurring charge (“MRC”) — which is fixed for the Term — per simultaneous calling unit multiplied by the number of simultaneous call units Customer selects. A minimum of two units is required. Each such simultaneous calling unit includes unlimited intra-enterprise VoIP (VoIP origination and termination) calling, unlimited local calling (if the customer purchases Domestic LD and local), and unlimited inter-enterprise VoIP (either origination or termination is non-VoIP) long distance (“LD”) minutes as set forth below. Calls to international locations can also be made but are billed at metered rates as defined in the Guide.

Service Type	MRC Per Simultaneous Call
Domestic LD and Local	[**]
Domestic LD only	[**]
[**].
Unlimited pricing is available to Customer only if it is not: [**].

2.	A LA CARTE Tiered Pricing — Simultaneous Calling Capacity Charge. Customer will pay the following monthly recurring charge (“MRC”) — which is fixed for the Term

Contract ID: 545035-01
Verizon Business
Service Agreement
— per simultaneous calling unit multiplied by the number of simultaneous call units Customer selects. A minimum of two units is required. Each such simultaneous calling unit includes unlimited intra-enterprise VoIP (VoIP origination and termination) calling, unlimited local calling, and an allotment of inter-enterprise VoIP (either origination or termination is non-VoIP) long distance (“LD”) minutes as set forth below. Tiered overage charges will apply as outlined below for minutes in excess of established limits. Minutes cannot be shared between locations [multiple buildings on a campus with a single VoIP connection comprise a single location] nor can they be rolled over from month to month. Calls to international locations can also be made but are billed at metered rates as defined in the Guide.

Inter-enterprise
	MRC Per	Intra-enterprise	Local Calls	VoIP LD Mins	Domestic Long
Service Type	Simultaneous Call	VoIP mins Included	Included	Included	Distance
Domestic LD and Local	[**]	[**]	[**]	[**]	[**]
Domestic LD only	[**]	[**]	[**]	[**]	[**]
[**].
3.	Optional Virtual Fx Service Simultaneous Calling Capacity Charge. Virtual Fx allows Customer to receive inbound calls on a Direct Inward Dial (DID) number associated with a location outside the local exchange area for Customer’s physical location. Customer shall pay an MRC per Simultaneous Call for optional Virtual Fx Inbound Local service of $[**]. Each such monthly charge includes the ability to receive one inbound local call at a time. Virtual Fx Service does not permit VoIP outbound calling at any location where a Virtual Fx-originated call may terminate. Customer will pay a separate charge for the DIDs as set forth in Section 2.6 in the Service Attachment.

4.	Change in Simultaneous Call Count. Customer must maintain its simultaneous call count for at least a [**] period before requesting a change in simultaneous call count.

5.	Equipment and Access.
a.	In addition to the fees set forth above, Customer will pay the applicable fees (not included here) for the gateway, access or transport service (e.g., port and permanent virtual circuit charges), CPE, or any other services or equipment not explicitly described as part of the A LA CARTE pricing. Such fees will be described in the separate contract for the attendant service and/or CPE.

b.	A LA CARTE pricing does not include Verizon Internet Dedicated or Private IP Service which must be purchased separately by Customer as transport for use with IP Integrated Access VoIP Service.
6.	BUNDLED Pricing — Base MRC.
a.	Base MRC. Customer will pay the MRC set forth below for BUNDLED pricing — which is fixed for the Term — based on the attendant transport service (either Internet DSL or Internet Dedicated) and router option (standard or upgraded). The applicable VoIP Service Equipment (defined in Section 3.12.2 in the Service Attachment) is included in the base MRC.

BUNDLED Pricing Transport Options	Base MRC
Internet DSL Office 384 kbps	[**]
Internet DSL Office 768 kbps	[**]
Internet Dedicated Tiered 768 kbps with standard router	[**]
Internet Dedicated Tiered 768 kbps with upgraded router	[**]

Contract ID: 545035-01
Verizon Business
Service Agreement

Internet Dedicated Price Protected T1 (1.5 Mbps) with standard router	[**]
Internet Dedicated Price Protected T1 (1.5 Mbps) with upgraded router	[**]
Optional Internet Dedicated Shadow T1 (1.5 Mbps)	[**]
b.	Composition of Base MRC. The base MRC applies to each bundle at each Customer location and includes the selected BUNDLED transport service (including Shadow T1, if applicable), the applicable VoIP Service Equipment, local access and unlimited outbound U.S. long distance and local calling (subject to the number of simultaneous calling units selected). Each bundle is limited to the capacity of the transport service selected (either 384 kbps, 768 kbps or 1.5 Mbps) and to the simultaneous calling capacity available and selected for that transport service (for example, up to a maximum of 41 simultaneous calls on a 1.5 Mbps T1). The capacity of the Ethernet switch provided via BUNDLED pricing (whether standard or upgraded) is based on the simultaneous calling capacity selected. Additional capacity must be purchased separately.
7.	BUNDLED Pricing — Simultaneous Calling Capacity Charge — Unlimited Plan. Customer will pay a monthly recurring charge (“MRC”) of $[**] — which is fixed for the Term — per simultaneous calling unit multiplied by the number of simultaneous call units Customer selects. A minimum of two units is required. (So, for example, $[**] will be charged for the two-simultaneous-call minimum). Each such simultaneous calling unit includes unlimited intra-enterprise VoIP (VoIP origination and termination) calling, unlimited local calling (if the customer purchases Domestic LD and local), and unlimited inter-enterprise VoIP (either origination or termination is non-VoIP) long distance (“LD”) minutes as set forth below. Calls to international locations can also be made but are billed at metered rates as defined in the Guide.

Unlimited pricing is available to Customer only if it is not: [**].

8.	BUNDLED Pricing Limitations. Optional IP phones, external firewalls, or any other services or equipment not explicitly described as part of BUNDLED pricing are not included with BUNDLED pricing.

9.	Shadow T1 Service. In addition, Customer may order optional BUNDLED Internet Dedicated Shadow T1 Service (available only if the upgraded router option is selected for the transport service), to back up Customer’s primary BUNDLED transport service, for the base MRC indicated above in Section 2.5.1, above. When in use, BUNDLED Internet Dedicated Shadow T1 Service uses the Verizon Service Equipment included with Customer’s primary BUNDLED Internet Dedicated Service).

10.	Optional Switching Capacity.
a.	Analog Gateway. The BUNDLED pricing Base MRC covers VoIP Service Equipment sufficient for a number of analog gateway ports equal to the simultaneous calling capacity selected. Customer will pay an additional MRC for any analog gateway capacity needed to support additional end-users (the “Extra Analog Gateway MRC”). The Extra Analog Gateway MRC is $[**] for each block of [**] additional end-users to be supported above the simultaneous calling capacity selected.

b.	Ethernet Switch for Upgraded Router. If Customer selects one of the types of BUNDLED transport service which include an upgraded router as indicated above, for an additional MRC of $[**], Customer may select a Cisco 2950 optional Ethernet switch, supporting up to [**] ports, used in connection with BUNDLED Internet Dedicated service. Other upgraded Ethernet switches, not

Contract ID: 545035-01
Verizon Business
Service Agreement
described here, are also available pursuant to the separate CPE Service Attachment.
11.	BUNDLED Site Activation Fee. Subject to change, a BUNDLED Site Activation Fee of $[**] and $[**] will be charged respectively for each Internet Dedicated bundle and each Internet DSL bundle at each location.

12.	Service Establishment Fee. Customer will pay a non-recurring Service Establishment Fee as set forth below (subject to change):

Number of active DID	Charge per Location
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
13.	Expedited Provisioning (Bundled Pricing). A service fee of $[**] per circuit will be charged to Customers who request expedited provisioning of Internet Dedicated transport, whether the circuit is provisioned by Verizon or by another local exchange carrier.

14.	Optional Network Features available with A LA CARTE or BUNDLED pricing. Customer will pay for the optional network features at the following rates, which are fixed for the Term:

Optional Network Features(s)	MRC
Auto Attendant	[**]
Accounting and Authorization codes	[**]
Attendant Console	[**]
Remote Office	[**]
Additional feature profiles**	[**]
Voicemail	[**]

*	With respect to the Auto Attendant feature, “instance” means each menu of options that a caller may choose to access. Each separate listing of touch tone options presented to a caller is considered a separate menu.

**	A “feature profile” is the user name and password a subscriber is given to access the Verizon Customer Center so he/she can personalize features. Customers are provided one feature profile for each simultaneous call unit. Additional feature profiles are charged at the rate shown.
E.	SUPPLEMENTAL RATES AND CHARGES — VoIP SERVICE
1.	Network Application Fees. Network application fees are charged for domain name, mail, new services, and other network applications. See the Network Application Fee Schedule at www.verizonbusiness.com/terms.

2.	Dispatch Charge. Subject to change, Customer will pay a dispatch charge of $[**] for each occasion in which Verizon dispatches a technician to make a Customer-requested change or adjustment in VoIP Service during the installation process.

3.	Billing Initiation. Customer can arrange to port its numbers using LNP (Local Number Portability) at the same time VoIP service with BUNDLED pricing is made available for use, or delay LNP for up to [**] afterwards. Billing for VoIP service with BUNDLED pricing will begin no later than the [**] after the VoIP service is available for use.

Contract ID: 545035-01
Verizon Business
Service Agreement
4.	Outbound “Off-Net” International Calling. U.S. VoIP-to-International PSTN calls are charged at the rates set forth in the Guide.

5.	Optional Local Service Features. The optional local service features are charged at the rates set forth in the Guide.

6.	Direct Inward Dial (DID) Service. Customer may purchase DID service at the current rate of $[**] per month per block of [**] DID numbers plus an installation charge (currently $[**] per block of [**] DID numbers).

7.	On-Site Training Charge. On-site training is available pursuant to a separate site service attachment at the rates set forth for VoIP service.

8.	Equipment. Optional equipment required for any VoIP service (“CPE”) is provided pursuant to a separate CPE Service Attachment.
II.	Discounts.
A.	Term discounts shown in the table below are applicable only:
•	Within A LA CARTE and BUNDLED Pricing: Simultaneous Call Charge; Optional Network Feature Charges; DID blocks; and

•	Within BUNDLED Pricing: Pricing Base Charge; Shadow T1 redundancy; and rental price for the first [**] Cisco 2950 Ethernet Switches.
Discounts are not available for any other VoIP Services, charges, or features.

Service Type	Discount
[**]	[**]%
II.	TERMS AND CONDITIONS
A.	Business Application. VoIP Service is offered only to commercial business customers.

B.	Equipment. Optional CPE required for any VoIP Service is provided pursuant to the CPE Service Attachment.

C.	Emergency Calling Services. Enhanced 911 service (“E-911”) currently enables users to access an appropriate public safety answering point (“PSAP”) by dialing 911 with Automatic Number Identification (hereinafter referred to as “ANI”) and Automatic Location Identification (“ALI”) displayed at the PSAP. The ANI may be the calling party number (“CPN”) or the billing telephone number (“BTN”) depending on Customer’s configuration. The ability to access an appropriate PSAP depends on the type, configuration and location of the phone used. Verizon provides E-911 only in locations where such 911 calling is available and only under the limited circumstances described below. Furthermore, much like access to 911 emergency service via traditional PSTN local service, access to a PSAP will be unavailable if Customer’s access circuit or local gateway fails. Customer is responsible for complying with all applicable 911 emergency calling service laws.
1.	Long Distance Service/Limitations on E-911. VOIP-based Long Distance Voice Service does not provide E-911 access. Thus, to ensure proper E-911 access and support, Customer must obtain separate Local service when only Long Distance Voice Service is ordered from Verizon.

2.	PS/ALI. If Customer requires location-specific ALI (such as floor and room number within a building) delivery to the PSAP for TDM KSU systems, TDM PBX/KSU systems, IP PBX/KSU systems, or otherwise desires E-911 service to be provided for multiple user configurations, Customer must implement Private Switch/Automatic Location Identification (PS/ALI). Customer may obtain the software and support that enable PS/ALI from a third-party provider. In all cases, VoIP Service can only support the delivery of the caller’s station level phone number to a PSAP when such telephone numbers are ported to Verizon during the initial provisioning process or are numbers assigned by Verizon. Before Verizon will support Customer’s use of PS/ALI, Customer must execute Verizon’s LOA (see Section 3.4, below). Once PS/ALI is implemented, Verizon will continue to send 911 calls to the PSAP; however, Customer and not Verizon

Contract ID: 545035-01
Verizon Business
Service Agreement
will be entirely responsible for the content of the information delivered in ALI to the PSAP.

3.	Other Access Limitations. Common events that can limit access to E-911 include but are not limited to:
•	Loss of Electric Service. VoIP Service will be interrupted if there is a loss of electric service. Customers are urged to implement a battery backup system for VoIP Service.

•	Loss of Broadband Service. VoIP Service will be interrupted if the attendant broadband connection is not available.

•	Failure of Equipment. The malfunction or failure of equipment, software or hardware necessary for end-to-end Internet functionality (e.g., routers, IP phones, analog gateways, etc.) can limit access to E-911.

•	Failure to Register New Location of Equipment. Currently, Verizon is not able to provide E-911 except at the user’s registered primary service location. If a VoIP phone is to be used at a location other than the user’s registered primary service location, E-911 will not be available.

•	Non-Recognition of Phone Number. If an end-user uses a non-native telephone number (i.e., a telephone number from a local exchange area different from where the caller is located), E-911 access may be limited.
4.	End-User Notice Requirements. Customer will notify all of its end users of Verizon VoIP of the interaction and/or limitations of E-911 with Verizon VoIP. Customer also will notify all such end-users what procedures they must follow for registering a new location prior to moving an IP phone.

5.	Corrupt ANI and Emergency Call Trace Limitations. If the ANI delivered to Verizon in the 911 call setup message is not recognized and therefore considered “corrupt,” the call will be automatically routed by Verizon to an Emergency Call Relay Center (ECRC). Such a call will be answered by operators who will relay the call to the appropriate emergency service provider based on the caller’s ability to communicate a current location and emergency service needed. If the caller is unable to communicate current location, call trace procedures will be implemented. Note that call trace capabilities may be limited.

6.	Disclaimer of Certain Damages. E-911 service is offered solely as an aid in contacting an appropriate PSAP in connection with fire, police and other emergencies. Verizon is not responsible for any losses, claims, demands, suits or any liability whatsoever (“Losses”), including without limitation (i) losses to or relating to Customer or a third party, (ii) losses for any personal injury or property damage or loss, (iii) losses claimed to have been caused by (a) mistakes, omissions, interruptions, delays, errors or other defects in the provision of E-911, or (b) installation, operation, failure to operate, maintenance, removal, presence, condition, location or use of any equipment and facilities furnishing VoIP service. Verizon also is not responsible for any infringement or invasion of the right of privacy of any person or persons caused or claimed to have been caused, directly or indirectly, by the installation, operation, failure to operate, maintenance, removal, presence, condition, occasion or use of E-911 and the equipment associated with it, or by any services furnished by Verizon including, but not limited to, the identification of the telephone number, address or name associated with the phone used by the party or parties accessing E-911, and which arise out of the negligence or other wrongful act of Verizon, customer, its users, agencies or municipalities, or the employees or agents of any one of them.

7.	Indemnity. CUSTOMER WILL INDEMNIFY, DEFEND, AND HOLD VERIZON HARMLESS FROM ANY CLAIMS OR CAUSES OF ACTION ARISING FROM THE NON-IMPLEMENTATION OF PS/ALI AND/OR ENABLING OF STATION LEVEL 911 SERVICE, OR THE FAILURE OF PS/ALI OR STATION LEVEL 911 SERVICE IF ENABLED.

Contract ID: 545035-01
Verizon Business
Service Agreement
D.	Letter of Authorization. To the extent Customer’s VoIP Service includes the provision of Verizon’s Local voice service and Customer implements PS/ALI, Customer will execute Verizon’s Letter of Authorization (“LOA”) that lists affected telephone numbers (via range, if applicable) and the attendant street addresses. Verizon will use the LOA to notify the appropriate Incumbent Local Exchange Carrier (ILEC) that Customer, not Verizon, is now responsible for building, loading, and maintaining the location-specific ALI database for the CPNs associated with the BTNs.

E.	No Resale. VoIP Service is provided only to Customer. Resale by Customer of VoIP Service as a stand-alone service is prohibited. However, if Customer subscribes to a tiered pricing plan for VoIP Service, Customer may provide to and be compensated by end users for VoIP-based services as a component of a larger service offering provided, for example, to a retirement home, campus-living facility, or hotel.

F.	Customer Responsibilities. In addition to the other obligations of Customer contained in this Service Attachment and the Agreement, Customer will be responsible for the following obligations:
1.	Customer-Obtained Facilities. Except as otherwise expressly stated herein, Customer is responsible for obtaining, installing, configuring and maintaining all equipment (including, but not limited to, SIP Phones, gateways and firewalls), software, wiring, power sources, telephone connections and/or communications services necessary for inter-connection with Verizon’s network or otherwise for use in conjunction with VoIP Service (“Facilities”). Customer is responsible for ensuring that such Facilities are compatible with Verizon’s requirements (including being certified for use with VoIP Service where applicable), and that they continue to be compatible with subsequent revision levels of Verizon-provided equipment, software and services. Customer is responsible for operation and configuration of its computer(s) and LAN/WAN. If Customer connects any Facilities to VoIP Service that Customer reasonably should know may not be compatible with VoIP service, Customer is solely responsible for any effects that arise from that connection on VoIP service, equipment or software of Verizon, Customer, or any third party, and Customer waives any claims against Verizon relating to the performance of VoIP service.

Contract ID: 545035-01
Verizon Business
Service Agreement
2.	Security. Use of VoIP service, like other network-based services, carries certain security risks to the systems and networks of Customer, Verizon and third parties including, but not limited to: misuse, unauthorized access; alterations; theft; destruction; corruption; and attacks (“Occurrences”). Customer shall, at its own expense, take security measures, including but not limited to use of firewalls, passwords, access restrictions, encryption, policies and physical access restrictions (“Security Measures”) to protect from Occurrences all VoIP Service traffic, Facilities and other equipment, software, data and systems located on Customer’s premises or otherwise in Customer’s control and used in connection with VoIP service, whether owned by Customer, Verizon or Verizon’s subcontractors. Customer agrees that Verizon is not liable, in contract, tort, or on any other basis, for any loss resulting from any Occurrences or use of such VoIP Service traffic, Facilities, or other equipment, software, data and systems. Customer is responsible for all Security Measures, even if Customer uses a third party (or Verizon) to configure and implement them.
G.	Design Approval. Notwithstanding the inclusion of this VoIP Service Attachment in Customer’s contract, availability of VoIP Service on a site-by-site basis is subject to having a site design reviewed and approved by Verizon.

H.	Service Disclaimer. Verizon shall not be responsible for certain conditions r equipment that may affect VoIP Service, including, without limitation:
•	Failure or poor performance of Customer’s Domain Name Server (“DNS Server”) and/or local area network (“LAN”) upon which VoIP Service relies. Network-related outages also may occur, and service restoration intervals may vary from those associated with traditional telecommunications service.

•	Communications from analog modems may have protocol interaction issues when used over VoIP technology (due to their handshake and error-checking rules) and cannot be assured of the same quality as other communications;

•	VoIP Service is provided without any warranty whatsoever with respect to modems. Modems may not be used on VoIP Service except with Codec G.711 without silence suppression.

•	Alarm lines (whether or not they use modems) are wholly unsupported on VoIP Service (with respect to both service and wiring, without limitation).

•	Customer will be responsible for all inside wiring and special construction charges.
I.	Geographic Coverage. VoIP Service is not available in Hawaii or Alaska and may not be available in other states or regions.

J.	Restrictions. Customer understands that use of VoIP Service is restricted in the following manner:
•	Customer may not extend its VoIP service to locations outside of the U.S. without written permission from Verizon.

•	At any given time, Customer may only place as many concurrent calls as it has purchased;

•	Customer may not modify the Verizon-installed design and/or configuration without the previous written consent of Verizon; Customer expressly acknowledges that any violation of the foregoing restrictions on its use of VoIP Service will result in the immediate termination of services.
K.	Call Origination Information. Customer acknowledges that Verizon classifies local and long distance calls to determine appropriate rate allocation (i.e., local, intrastate or interstate). Verizon bases this classification on the information in Verizon’s systems identifying each call’s originating

Contract ID: 545035-01
Verizon Business
Service Agreement
location. As accurate information regarding the origination point of calls is necessary to make the appropriate rate allocation, it is a material condition of this Service Attachment that customer provide Verizon with accurate information reflecting its calls’ originating location. Customer therefore warrants that it will, at all times use, for each telephone station, a telephone number with an NPA-NXX code ()i.e., the first six digits of a 10-digit number, representing the area code and exchange) that Verizon has assigned to the rate center area in which that customer telephone station is located. Customer further warrants that it will not alter the originating location of any its calls to reflect the NPA-NXX code associated with an intermediate point or some point other than where the call originated and will, upon request from Verizon, provide Verizon with supporting information to confirm the accuracy of the originating call information from all such calls. Customer hereby indemnifies Verizon with respect to any third-party claims associated with Customer’s failure to fulfill its obligations under this section.

L.	Additional Terms and Conditions for BUNDLED pricing Model. The BUNDLED pricing model is subject to the following additional terms and conditions.
1.	Verizon may interrupt BUNDLED Internet DSL or Internet Dedicated Services for scheduled or emergency maintenance or as otherwise set forth in this Agreement. Internet DSL local loop connections between Customer’s location and Verizon will be arranged by Verizon, and are provided through a local exchange carrier. Customer authorizes Verizon to act as its agent with respect to the ordering, installing, monitoring, testing, repairing, and performing all related activities regarding the local exchange carrier and the Internet DSL local loop connection. Internet DSL may be unavailable in any particular location, even after being ordered. Service availability and speed level cannot be determined until a technician visits the site and performs installation tests. If Internet DSL is not available (either entirely or at the speed level ordered) after being ordered, the order will be deemed canceled. If Internet DSL is available at a lower speed level, customer may reorder the service at the new speed level. Once in service, Internet DSL may be interrupted as a result of various circumstances, including those involving the local exchange carrier, over which Verizon may have limited control. In particular, the resolution of a local loop interruption may be delayed if local exchange carrier support is not available or effective.

2.	VoIP Service Equipment.
a.	General. At all times, title to any equipment provided by Verizon as part of VoIP Service (“VoIP Service Equipment”) will remain with Verizon. Customer shall (i) maintain the VoIP Service Equipment and any associated software, systems, cabling and facilities in accordance with the reasonable instructions or Verizon as may be given from time to time; (ii) not modify, relocate, or in any way interfere with the VoIP Service Equipment unless expressly authorized by a representative of Verizon to do so; and (iii) not cause the VoIP Service Equipment to be repaired, serviced, or otherwise accessed except by an authorized representative of Verizon. Failure of Customer to permit Verizon representatives entry, upon reasonable request, to Customer premises or service locations to repair or maintain VoIP Service or equipment will discharge Verizon from its service obligation. Upon termination or expiration of this Agreement, Customer will return the VoIP Service Equipment to Verizon at Verizon’s expense in the manner set forth in the Guide.

b.	Maintenance. With respect to the VoIP Service Equipment only, Verizon will provide the following maintenance services (“Maintenance Services”): (i) Use commercially reasonable efforts to isolate any problems with the VoIP Service Equipment that resides on Customer’s site and send a technician to Customer’s site if necessary; (ii) replacement of affected components if Verizon, in its sole discretion, determines that any VoIP Service Equipment that resides on Customer’s premise needs to be replaced; such component to be replaced with a

Contract ID: 545035-01
Verizon Business
Service Agreement
component in good working order and of like kind and functionality from a manufacturer of Verizon’s choice at the time of replacement.

c.	Normal Use Limitation. Maintenance Services only apply to problems arising out of the normal use of the VoIP Service Equipment and do not apply if the VoIP Service Equipment is damaged as a result of the negligence or willful misconduct of Customer. If repair and/or replacement is required because of damage caused by Customer’s negligence or willful misconduct, Customer will be charged time at a rate of $[**] per hour during normal business hours to repair the VoIP Service Equipment, and Customer will be charged the replacement cost of VoIP Service Equipment requiring replacement.
3.	Service Level Agreement. The Service Level Agreement (“SLA”) for VoIP is set forth at www.verizonbusiness.com/terms. Verizon reserves the right to amend SLAs from time to time, effective upon either posting of the revised SLA to that URL or providing other notice to Customer. These SLAs set forth Customer’s sole remedies for any claim relating to VoIP Service (including the Internet Dedicated or Internet DSL Office service), including any failure to meet the conditions set forth in these SLAs. Verizon’s records and data are the basis for all SLA calculations and determinations. Under these SLAs, the maximum amount of credit available to Customer for any calendar month shall not exceed the following (a) for A LA CARTE pricing, the [**]; or (b) for BUNDLED pricing, the [**].
M.	Additional Terms and Conditions for IP Flexible T1
1.	E-911 — Calling Limitations
a.	E-911 provided via IP Flexile T1 will pass ANI and the registered primary service address of that ANI as ALI. If Customer requires location-specific ALI (such as floor and room number within a building) delivery to the PSAP for TDM KSU systems, Customer must implement Private Switch/Automatic Location Identification (PS/ALI). Customer may obtain the software the support that enable PS/ALI from a third-party provider. In all cases, VoIP Service can only support the delivery of the caller’s station level phone number to a PSAP when such telephone numbers are ported to Verizon during the initial provisioning process or are numbers assigned by Verizon.

B.	Before Verizon will support Customer’s use of PS/ALI, Customer must execute Verizon’s LOA (see Section 3.4 in the Service Attachment). Once PS/ALI is implemented, Verizon will continue to send 911 calls to the PSAP; however, Customer and not Verizon will be entirely responsible for the content of the information delivered in ALI to the PSAP.
2.	IP Flexible T1 Service Restrictions:
•	For each Customer location, up to two T-1 lines may be utilized (each of which must be purchased as part of a separate bundle).

•	Customer may not utilize auto-dialers or any similar type of device in connection with IP Flexible T1 VoIP Service.

•	Customer may not utilize IP Flexible T1 VoLP Service in any call center environment or in connection with any similar such application.

•	Customer may not utilize IP Flexible T1 VoIP Service for telemarketing, fax broadcasting, fax blasting, or continuous or extensive call forwarding.

•	Customer may not aggregate traffic from multiple sites into a single site configured with IP Flexible T1 VoIP Service.

•	Customer expressly acknowledges that any violation of the foregoing restrictions on its use of IP Flexible T1 VoIP Service will result in the immediate termination of services.
N.	Additional Terms and Conditions for IP Integrated Access
1.	E-911 — Calling Limitations.

Contract ID: 545035-01
Verizon Business
Service Agreement
a.	E-911 provided via IP Integrated Access will pass ANI and the registered primary service address of that ANI as ALI. If VoIP Service is provided to a campus environment where all buildings have the same service address and rate center using a TDM PBX/KSU, then Customer acknowledges and agrees that when 911 is dialed, the call will be routed to the appropriate PSAP based on the primary service address of the calling ANI.

b.	If Customer purchases VoIP Service in a single-site tenant or hotel configuration with a TDM PBX/KSU, it is responsible for complying with all applicable emergency 911 laws. The latter may include state or local laws that require it (as owner of the TDM PBX) to implement PS/ALI to ensure required E-911 support for multiple user configurations to enable station level 911 ANI and ALI display.

c.	If Customer purchases VoIP Service in a geographically-distributed multi-site environment using a TDM PBX or Key System, then only Long Distance Voice Services will be available and Customer will be responsible for obtaining separate Local service as set forth in Section 3.3.1 in the Service Attachment.
O.	Additional Terms and Conditions for IP Trunking
1.	E-911 — Calling Limitations.
a.	E-911 provided via IP Trunking will pass ANI and the registered primary service address of that ANI as ALI. If VoIP Service is provided to a campus environment where all buildings have the same service address and rate center using a IP PBX/KSU, then Customer acknowledges and agrees that when 911 is dialed, the call will be routed to the appropriate PSAP based on the primary service address of the calling ANI.

b.	If Customer purchases VoIP Service in a single-site tenant or hotel configuration with a IP PBX/KSU, it is responsible for complying with all applicable emergency 911 laws. The latter may include state or local laws that require it (as owner of the IP PBX) to implement PS/ALI to ensure required E-911 support for multiple user configurations to enable station level 911 ANI and ALI display.

c.	If Customer purchases VoIP Service is a geographically-distributed multi-site environment using an IP PBX, then only Long Distance Voice Service will be available and Customer will be responsible for obtaining separate Local service as set forth in Section 3.3.1 in the Service Attachment.
P.	Additional Terms and Conditions for Hosted IP Centrex.
1.	E-911 — Calling Limitations.
a.	E-911 provided via IP Integrated Access will pass ANI and the registered primary service address of that ANI as ALI. If VoIP Service is provided to a campus environment where all buildings have the same service address and rate center using a TDM PBX/KSU, then Customer acknowledges and agrees that when 911 is dialed, the call will be routed to the appropriate PSAP based on the primary service address of the calling ANI.

b.	If Customer purchases VoIP Service in a single-site tenant or hotel configuration with a TDM PBX/KSU, it is responsible for complying with all applicable emergency 911 laws. The latter may include state or local laws that require it (as owner of the TDM PBX) to implement PS/ALI to ensure required E-911 support for multiple user configurations to enable station level 911 ANI and ALI display

c.	If Customer purchases VoIP Services in a geographically-distributed multi-site environment using a TDM PBX or Key System, then only Long Distance Voice Service will be available and Customer will be responsible for obtaining separate Local service as set forth in Section 3.3.1 in the Service Attachment.
2.	E-911 — Limitations on Mobility.

Contract ID: 545035-01
Verizon Business
Service Agreement
a.	When 911 is dialed on an IP phone used with VoIP Service, the call is routed to the appropriate PSAP based on the primary service address of the ANI for the customer’s configuration. Therefore, if moved to a new location, Customer must report the change of location and the phone may need to be reconfigured in order for an E-911 call to be routed to the appropriate PSAP. If Customer moves an IP phone without reporting the change of location or moves an IP phone outside Verizon’s E-911 service area, VoIP Service may be suspended until Customer informs Verizon of the change or moves the IP phone back within Verizon’s E-911 service area.

b.	Change in Registered Location. Any of Customer’s end users who want to use a VoIP Service-enabled IP phone other than at its current registered location, must call Verizon’s Customer Service Center at 877-769-8956 (or at such number as Verizon subsequently informs Customer) in order to process a Move/Change service order to be re-registered for the new location. These procedures may require a change in the end user’s telephone number. Moving an IP phone may cause the phone’s IP address to change. Turning the power to a phone off and then back on, or unplugging it and then plugging it back in may also cause the IP address to change. A change in an IP phone’s IP address indicates to Verizon that the phone may have been moved. Verizon may, but is not obligated to, monitor the IP phone’s IP address. If Verizon detects that an IP phone’s IP address has changed, and Verizon is unable to confirm that the IP phone has not been moved, Verizon will conclude the phone has been moved and will suspend VoIP Services to that phone. VoIP Service will remain suspended to that phone until Customer has confirmed to Verizon that the IP phone is at its registered location, or until a new fixed location within Verizon’s coverage area has been registered for the location to which that end user’s phone has been moved. End users with suspended VoIP Service will only be able to call Verizon’s Customer Service Center or make outbound 911 calls; however, the call will be rerouted to the emergency service provider associated with the registered location.
3.	Service Disclaimer. Customer understands that use of Hosted IP Centrex VoIP Service is restricted in the following manner:
•	Customer may not utilize VoIP Service in any call center environment or in connection with any similar such application.

•	Customer may not use VoIP Service for telemarketing, fax broadcasting, fax blasting or continuous or extensive call forwarding.

•	Customer may not aggregate traffic from multiple sites into a single site configured with Hosted IP Centrex VoIP Service.

•	Customer’s design may not be configured with more than [**] oversubscription, i.e., no more than [**] DIDs per simultaneous call.

•	Customers may not utilize continuous or extensive call forwarding.

•	Customer may not utilize auto-dialers or any similar type of device in connection with VoIP service.
Voice Services
LOCAL SERVICE — CLEC
The Local Service — CLEC local exchange services provided pursuant to this Attachment (“Local Service) are provided by MCImetro Access Transmission Services LLC d/b/a Verizon Access Transmission Services, MCImetro Access Transmission Services of Virginia, Inc. d/b/a Verizon Access Transmission Services of Virginia, or

Contract ID: 545035-01
Verizon Business
Service Agreement
MCImetro Access Transmission Services of Massachusetts, Inc. d/b/a Verizon Access Transmission Services of Massachusetts, as applicable.
I.	Rates and Charges. Service is governed by applicable Tariff provisions relating to Verizon Business Services II, as supplemented by this Attachment and the related Agreement.
1.	Local Lines. Customer will pay the Monthly Recurring Charges (“MRC”), which include unlimited local usage and the install charges indicated in the table below. IntraLATA toll; interstate, intrastate and international long distance; toll free and calling card minutes and NOT included. Customer understands that the limitations may apply, based on location, as provided in applicable tariffs. Verizon will install the local lines from the nearest Central Office to the location where the telecommunications provider’s wiring crosses or enters a property. Customer will be responsible for all inside wiring and special construction charges. Features are provided pursuant to the applicable state tariffs.

Install Charge
Market	Per Line	MRC Per Line*
Austin, Dallas, Fort Worth, Houston & San Antonio, TX	[**]	[**]
California; Hartford, CT; Philadelphia & Pittsburgh, PA; Stamford, CT	[**]	[**]
Illinois; Michigan; Salt Lake City, UT; Washington	[**]	[**]
Cincinnati, Cleveland & Toledo, OH; Indianapolis, IN; Oregon;	[**]	[**]
Delaware; Kansas City, Springfield & St. Louis MO; Milwaukee, WI; PA (rest of state); UT (rest of state); WI (rest of state)	[**]	[**]
IN (rest of state); Iowa: Jacksonville, Miami, Orlando (BellSouth), Orlando (Sprint) (Winter Park) & Tampa, FL; Nebraska; Nevada	[**]	[**]
Arizona; Charlotte, NC, Colorado; Idaho; Minnesota; New Mexico; OH (rest of state);	[**]	[**]
Raleigh, NC
Boca Raton, FL; North Dakota	[**]	[**]
FL (rest of state); South Dakota; TX (rest of state)	[**]	[**]
CT (rest of state); Kansas	[**]	[**]
Birmingham, AL; Washington, DC	[**]	[**]
Atlanta, GA; New Jersey; New York; Tennessee	[**]	[**]
Arkansas; Baltimore, MD; Louisiana; Massachusetts; MO (rest of state); Montana; N. Virginia; New Hampshire;	[**]	[**]
Jackson, MS; NC (rest of state)	[**]	[**]
Kentucky; Maine; Rhode Island	[**]	[**]
AL (rest of state); VA (rest of state)	[**]	[**]
GA (rest of state)	[**]	[**]
MD (rest of state); Oklahoma	[**]	[**]
MS (rest of state); South Carolina; Vermont	[**]	[**]
Wyoming	[**]	[**]
West Virginia	[**]	[**]
Hawaii	[**]	[**]

*	A monthly recurring, non-discountable end user common line ((EUCL) charge of $[**] applies. No additional local number portability (LNP) charge applies.
2.	Local Trunks. Customers will pay the MRCs and the install charges indicated in the table below for Local Trunks, which include unlimited local usage and EUCL/LNP. Interstate, intrastate and international Long Distance, Toll Free or Calling Card Minutes, Direct Forward Dialing numbers and local features ate NOT included and are provided pursuant to the applicable state tariffs.

Contract ID: 545035-01
Verizon Business
Service Agreement

Monthly Recurring
Service Type	Install	Charge Per Trunk
[**]	[**]	[**]
[**]	[**]	[**]
3.	Regional Metered Line. Customer will pay an MRC, and a rate-per-minute charge (“RPM”) for all local exchange usage at the rates indicated in the able below, for Regional Metered Line service, based on Customer’s commitment to a minimum term for Regional Metered Line of either one, two or three years. Additional charges apply for IntraLATA toll, interstate, intrastate, international long distance, toll free and calling card service. Verizon will install the local lines from the nearest Central Office to the location where the telecommunications provider’s wiring crosses or enters a property. Customer will be responsible for all inside wiring and special construction charges. Features are provided pursuant to the applicable state tariffs.

	Market City	Base	Base		Market City	Base	Base		Market City	Base	Base
State	Location	MRC*	RPM	State	Location	MRC*	RPM	State	Location	MRC*	RPM
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
A total of 1 page has been omitted and filed separately with the Securities and Exchange Commission.

*	A monthly recurring, non-discountable end user common line (EUCL) charge of $[**] applies. No additional local number portability (LNP) charge applies.
4.	Local Metered T1. Customer will pay an MRC, and a RPM charge for all local exchange usage at the rates indicated in the table below, for Local Metered T1 (ISDN-PRI) service, based on Customer’s commitment to a minimum term for Local Metered T1 (ISDN-PRI) service of either one, two or three years. Additional charges apply for IntraLATA toll, interstate, intrastate, international long distance, toll free and calling card service. No additional EUCL charge or LNP charge applies. Verizon will install the local lines from the nearest Central Office to the location where the telecommunications provider’s wiring crosses or enters a property. Customer will be responsible for all inside wiring and special construction charges. Features are provided pursuant to the applicable state tariffs.

Service Type	Base MRC	Base RPM
[**]	[**]	[**]
5.	Hosted Voice Messaging Service (Voicemail). Voicemail services provided pursuant to this Attachment (“Voicemail Service”) are governed by, and will change in accordance with, the Guide and any applicable Tariffs, as supplemented by this Attachment and the related Agreement. Customer will pay the Monthly Recurring Charge (“MRC”) for Voicemail service as well as applicable one-time charges set forth below.

Service	Install	MRC per Mailbox
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
6.	Local Installation Waiver Promotion. As a promotional offering for Local Service ordered between October 1, 2006 and December 31, 2006, Verizon will waive installation and other one-time charges associated with Verizon Local Service ordered under this Agreement at the time Customer signs it except for those related to disaster

Contract ID: 545035-01
Verizon Business
Service Agreement
recovery, Telecommunications Service Priority, expedited installation, non-listed/non-published service, and any charges imposed by third parties (including access, egress, jack or wiring changes). Without limitation, usage and usage-related charges (e.g. taxes, tax-like surcharges, and Governmental charges) also will not be waived. Waived installation fees are set out above for reference with respect to orders to which the promotion does not apply.
A.	Discounts. Customer will receive the following discount percentage off the MRCs and RPM for Local Service listed above.

Service Type	Discount off MRC
Local	[**]%
LONG DISTANCE SERVICE
I.	Rates and Charges.
A.	Intrastate Outbound, Inbound (Toll Free) and Calling Card Service. Customer will pay the following per minute rates, which are fixed for the Term of this Agreement, for domestic intrastate outbound (based on origination type), inbound (toll free) usage (based on termination type), and calling card usage (based on switched origination). Other Long Distance rates and charges are set forth in the applicable Tariffs.

Rate Per-Minute
Switched &
	Card, as	Dedicated &
State	applicable	Local*
Alabama	[**]	[**]
Arizona	[**]	[**]
Arkansas	[**]	[**]
California	[**]	[**]
Colorado	[**]	[**]
Connecticut	[**]	[**]
Delaware	[**]	[**]
Florida	[**]	[**]
Georgia	[**]	[**]
Hawaii	[**]	[**]
Idaho	[**]	[**]
Illinois	[**]	[**]
Indiana	[**]	[**]
Iowa	[**]	[**]
Kansas	[**]	[**]
Kentucky	[**]	[**]
Louisiana	[**]	[**]
Maine	[**]	[**]
Maryland	[**]	[**]
Massachusetts	[**]	[**]
Michigan	[**]	[**]
Minnesota	[**]	[**]
Mississippi	[**]	[**]
Missouri	[**]	[**]
Montana	[**]	[**]
Nebraska	[**]	[**]
Nevada	[**]	[**]
New Hampshire	[**]	[**]
New Jersey	[**]	[**]
New Mexico	[**]	[**]
New York	[**]	[**]
North Carolina	[**]	[**]
North Dakota	[**]	[**]
Ohio	[**]	[**]
Oklahoma	[**]	[**]
Oregon	[**]	[**]
Pennsylvania	[**]	[**]
Rhode Island	[**]	[**]
South Carolina	[**]	[**]
South Dakota	[**]	[**]
Tennessee	[**]	[**]
Texas	[**]	[**]
Utah	[**]	[**]
Vermont	[**]	[**]
Virginia	[**]	[**]
Washington	[**]	[**]
West Virginia	[**]	[**]
Wisconsin	[**]	[**]
Wyoming	[**]	[**]

Contract ID: 545035-01
Verizon Business
Service Agreement

*	Indicates pricing, where applicable, for those customers originating/terminating based upon call type for calls over Verizon local service.
B.	Interstate Outbound (Toll Free) Service and Calling Card Service. Customer will pay the following per minute rates, which are fixed for the Term of this Agreement, for domestic interstate outbound usage (based on origination type), inbound (toll free) usage (based on termination type) and calling card usage (based on switched origination). Other Long Distance rates and charges are set forth in the Guide Provisions for Voice Services.

Origination/Termination Type	Rate Per-Minute
Switched/Card	[**]
Dedicated/Local Network Connection	[**]
C.	International Outbound, Inbound (Toll-Free) and Calling Card Service. For international outbound and calling card service, Customer will pay the per minute rates, which are fixed for the Term of this Agreement, specified in the Guide provisions relating to outbound Service (a Voice Service), including Card, usage that originates in the U.S. Mainland, Hawaii and U.S. Virgin Islands, and terminates to mobile telephone in international locations (based on origination type). Customer will pay an additional per-minute surcharge for calls that terminate to mobile telephones in international locations at the rates set forth in the Guide (where applicable). Customers will pay the per minutes rates, which are fixed for the Term of this Agreement, specified in the Guide provisions relating International Toll Free Service usage which originates from the applicable international locations and terminates via switched, dedicated, or local terminations in the U.S. Mainland, Hawaii, and the U.S. Virgin Islands.

D.	LD Voice Package. Customer will pay the following flat rate monthly charge (“MRC”), fixed for the Term of the Agreement, for all intrastate and interstate outbound Long Distance calls from any single Customer site up to [**] minutes per month originating from a T1 or PRI purchased from Verizon.

Agreement Term	MRC*
One Year	[**]
Two Years	[**]
Three Years	[**]

*	Overage Rate: Customer will pay a per-minute charge of $[**] for each minute in excess of [**] in a month.
Customer understands that the LD Voice Package is restricted in the following manner:
1.	International long distance, inbound (toll free), and calling card minutes are NOT included.

2.	Customer may not utilize auto-dialers or any similar type of device in connection with the LD Voice Package.

3.	Customer may not utilize the LD Voice Package in any call center environment or in connection with any such similar environment.
Customer expressly acknowledges that any violation of the foregoing restrictions will result in the immediate termination of the LD Voice Package by Verizon and the resumption of standard rates for affected services.

II.	Discounts.
A.	Interstate. Customer will receive a discount off the Interstate rates listed above.

Service Type	Discount off per Minute Rate
Interstate Outbound Long Distance And Calling Card Usage	[**]%

Contract ID: 545035-01
Verizon Business
Service Agreement

Service Type	Discount off per Minute Rate
Interstate Inbound (Toll Free) Usage	[**]%
B.	International Outbound, Inbound (Toll Free) and Calling Card Service. Customer will receive the following discount off the per minute rates listed in the Guide provisions relating to International Outbound, Inbound (Toll Free) and Calling Card service.

Service Type	Discount off per Minute Rate
International Outbound Long Distance And Calling Card Usage	[**]%

Service Type	Discount off per Minute Rate
International Inbound (Toll Free) Long Distance Usage	[**]%
III.	Special Pricing.
A.	Interstate Outbound Voice Service (Option 1), including interstate Calling Card Service. Verizon interstate outbound voice services (“Outbound Voice Service”) provided pursuant to this Attachment are governed by the Guide provisions relating to Voice Service. The following rates per minute for Interstate Outbound Voice Service will be fixed for the Term and are in lieu of all other rates, discounts and promotions, including those set forth herein:
Interstate Outbound, Option 1

Origination	Rate Per minute
Local	[**]
Dedicated	[**]
Switched	[**]
For Calling Card Service, Customer will pay the Switched/Dedicated or the Switched/Switched rates, based on the type of termination.

B.	Interstate Inbound Voice Service (Option 1). Verizon interstate inbound voice services (Inbound Voice Service”) provided pursuant to this Attachment are governed by the Guide provisions relating to Voice Service. The following rates per minute for Interstate Inbound Voice Service will be fixed for the Term and are in lieu of all other rates, discounts and promotions, including those set forth herein:
Interstate Inbound, Option 1

Origination	Rate Per minute
Local	[**]
Dedicated	[**]
Switched	[**]
C.	Intrastate Voice Service State-Specific Option 1. In lieu of all other rates, discounts and promotions, including those set forth herein, Customer will pay the following per minute rates, which are fixed for the Term, for domestic intrastate outbound (based on origination type), inbound (toll free) usage (based on termination type), and calling card usage (based on switched origination) for the following States. Other long distance rates and charges are set forth in the applicable Tariffs.

These rates apply in response to competitive marketplace conditions, as Customer asserts that otherwise it will accept another company’s offer.

Contract ID: 545035-01
Verizon Business
Service Agreement
Intrastate Outbound Voice Service — State Specific — (Option 1)

State(s)	Local Origination	Dedicated Origination	Switched Origination
Massachusetts	[**]	[**]	[**]
Intrastate Inbound Voice Service — State Specific — (Option 1)

State(s)	Local Origination	Dedicated Origination	Switched Origination
Massachusetts	[**]	[**]	[**]
Conferencing Services
AUDIO CONFERENCING AND NET CONFERENCING SERVICE
I.	Rates and Charges. Customer will pay the following rates and charges below including those charges set forth in the Audio and Net Conferencing Services Additional Charges section.
A.	Audio Conferencing.
1.	US Audio Conferencing. Customer will pay the following per minute per-bridge port rates, which are fixed for the Term of this Agreement, for Audio Conferencing service covering calls that originate and terminate in the U.S. Mainland, Alaska, Hawaii, Puerto Rico and the U.S. Virgin Islands. Except as noted below charges are inclusive of both bridging and transport. Customer is responsible for all other charges associated with domestic Audio Conferencing at standard rates, which are described in the Guide.

Level	Domestic Audio Conferencing Service Type	Rate Per Minute
Premier	Dial Out Access	[**]
Premier	Toll-Free Meet Me	[**]
Premier	Toll Meet-Me Access (bridging only)	[**]
Standard	Standard Level Dial Out Access	[**]
Standard	Standard Level Toll-Free Meet-Me Access	[**]
Standard	Standard Level Toll Meet-Me Access (bridging only)	[**]
Unattended	Toll-Free Meet-Me Access	[**]
Unattended	Toll Meet-Me Access	[**]
Instant Meeting	Dial Out Access	[**]
Instant Meeting	Toll-Free Meet-Me	[**]
Instant Meeting	Toll Meet-Me Access (bridging only)	[**]
2.	Canadian Audio Conferencing. For Audio Conferencing Dial Out and Toll Free Meet-Me Access (1) originating in the U.S. Mainland, Alaska, Hawaii and the U.S. Virgin Islands and terminating in Canada, and (2) originating in Canada and terminating in the U.S. Mainland, Alaska, Hawaii, and the U.S. Virgin Islands, Customer will pay, in lieu of standard rates and any discounts, the per-minute per-bridge port fixed rates described herein. Charges are inclusive of both bridging and transport. Customer is responsible for all other charges not indicated under this Agreement associated with Canadian Audio Conferencing Service at standard rates. The following rates per minute will be fixed for the Term.

Level	Domestic Audio Conferencing Service Type	Rate Per Minute
Premier	Canada Dial Out Access	[**]
Premier	Canada Toll-Free Meet Me	[**]
Standard	Canada Dial Out Access	[**]

Contract ID: 545035-01
Verizon Business
Service Agreement

Level	Domestic Audio Conferencing Service Type	Rate Per Minute
Standard	Canada Toll-Free Meet-Me Access	[**]
Unattended	Canada Toll-Free Meet-Me Access	[**]
Instant Meeting	Canada Toll -FreeMeet-Me Access	[**]
3.	US Dial Out International Audio Conferencing. International Audio Conferencing (dial out from a US bridge). In lieu of any other discounts, Customer will receive a fixed discount of [**] percent ([**]%) off of the current standard rates in the Guide (which include both transport and bridging) for domestically bridged International Dial-Out Audio Conferencing, and those current standard rates are set forth below.

4.	Global Access Transport Charges (U.S. Bridged). The following per-minute per bridge-port usage charges apply in the following countries based on availability of service, zone and origination access type. Bridging charges are additional and are priced at Customer’s applicable Toll Meet Meet-Me Access rate per minute. Global Access Transport charges are not eligible for any additional discounts. The following rates per minute will be fixed for the Term.

Originating Access Method/Zone	Rate Per Minute
Local Toll
A	[**]
B	[**]
C	[**]
D	[**]
E	[**]
Local Freephone
A	[**]
B	[**]
C	[**]
D	[**]
E	[**]
F	[**]
G	[**]
B.	Net Conferencing.
1.	Per-Minute Option. Customer will pay the following per minute rates, which are fixed for the term of this Agreement, for Net Conferencing. The Net Conferencing services provided under this Service Attachment are described in the Guide.

Service Type	Rate Per Minute
Net Conferencing Per-Minute Option	[**]
2.	Net Conferencing Seat-Based Option (“Seat-Based Net”). Customer will be eligible for the following rates for Seat-Based Net Services. In order to utilize Seat-Based Net, Customer must sign or submit a Seat-Based Net Enrollment/Order Form (“Enrollment/Order Form”). Any additions or modifications to Customer’s Seat-Based Net Service during the Term will be controlled by the submission of a completed change form (“Seat-Based Change Form”). The effective date of any Enrollment/Order Form will be no later than the first day of the second full billing cycle following Customer’s submission of the Enrollment/Order Form to Verizon. No back credits will be available. Customer will be responsible for all other charges associated with Seat-Based Net, including, but not limited to, Set-Up charges and Overage charges, at the then standard

Contract ID: 545035-01
Verizon Business
Service Agreement
rates set forth in the Guide. The per seat per month charges are fixed for the Term; all other charges are subject to change from time to time with changes in the Guide.

Product: Seat Commitment	Per Seat Per Month
[**]	[**]
[**]
3.	Net Conferencing Enterprise Edition (“EE”). Customer will be eligible for the following rates for EE. In order to utilize EE, Customer must sign or submit an EE Enrollment/Order Form (“Enrollment/Order Form”). Any additions or modifications to Customer’s EE Service during the Term will be controlled by the submission of a completed change form (“Change Form”). The effective date of any Enrollment/Order Form will be no later than the first day of the second full billing cycle following Customer’s submission of the Enrollment/Order Form to Verizon. No back credits will be available. Customer will be responsible for all other charges associated with EE, including, but not limited to, Set-Up charges and Overage charges, at the then standard rates set forth in the Guide. The per minute charges are fixed for the Term; all other charges are subject from time to time with changes in the Guide.

US Enterprise Edition Committed	Rate Per Minutes/Overage
Minutes Range	Per Minute
[**]	[**]
[**] [**]	[**] [**]
[**] [**] [**]	[**] [**] [**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
II.	Discounts. Customer will receive the following discount percentage, off the Audio Conferencing and New Conferencing rates listed in the Guide. Discounts do not apply to any charges, if applicable, for Operator Hosting (without limitation) and Seat-Based pricing.

Service Type	Discount off Rate Per Minute
Audio Conferencing and Net Conference	[**]%
III.	Audio and Net Conferencing Services Additional Charges. Customer will pay the standard rates in the Guide for Audio and Net Conferencing Services and those current standard rates are set forth below. Unless otherwise notes, the following rates and charges are not fixed for the Term.

US Dial Out International Audio Conferencing
	Rate Per Minute Per		Rate Per Minute Per		Rate Per Minute Per
Termination Country	Participant	Termination Country	Participant	Termination Country	Participant
[**]	[**]	[**]	[**]	[**]	[**]
A total of 6 pages have been omitted and filed separately with the Securities and Exchange Commission.

Contract ID: 545035-01
Verizon Business
Service Agreement
VIDEO CONFERENCING SERVICE
I.	Rates and Charges. Customer will pay the rates indicated below, which are fixed for the Term of this Agreement (unless otherwise indicated), for the Video Conferencing services provided pursuant to this Attachment (“Video Conferencing Service”). Customer is responsible for all other charges associated with Video Conferencing Service at standard rates.
A.	ISDN Port (Bridging) Usage.

Charge Type	Per Minute Rate Per Site
[**]	[**]
[**]	[**]
An additional $[**] per call per minute charge applies for Premier Level Video Conferencing.

B.	ISDN Dial Out Transport. Transport for Video Conferencing Service is based upon Participant’s site location.

Location	112/128 Kbps Per Minute Rate Per Site
[**] [**]	[**] [**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
C.	IP Access Port (Bridging) Usage.

IP Access Video Port	Premier */Standard/Unattended	Instant Video
Bridging Speed	Rate Per Minute per Site	Rate per Minute per Site
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
An additional $[**] per call per minute charge applies for Premier Level Video Conferencing.

D.	Additional Video Conferencing Service Charges. These charges are not fixed for the Term.

Description	Charge	Billing Unit
[**]	[**]	[**]
A total of 1 page has been omitted and filed separately with the Securities and Exchange Commission.
Network Access Services
NETWORK ACCESS

Contract ID: 545035-01
Verizon Business
Service Agreement
I.	Rates and Charges. Customer will pay the monthly recurring charges (“MRC”) and one-time charges related to network access services as follows:
A.	Analog Local Access, DSO (Hubless) Access, T-1 (DS1) Digital Access, DS3 Local Access and SONET Access (collectively know as “Time Division Multiplexor (“TDM”) — based access services”) are provided pursuant to the Guide provisions relating to Network Services Local Access Services, Verizon Business Services II.

B.	Converged Ethernet Access and Ethernet Private Line (“EPL”) Access (collectively known as Ethernet Access services”) are provided pursuant to the Guide provisions relating to Ethernet Services, Verizon Business Services II.
II.	Discounts. Customer will receive the following discount percentage off the MRC’s listed in the Guide for the following types of Access.

Service Type	Discount off MRC
[**]	[**]
[**]	[**]
[**]	[**]
III.	Terms and Conditions. Network access services are provided by MCI Legacy Company, TDM — based network access services are provided pursuant to the Guide provisions relating to Network Services Local Access Services. Ethernet Access services are provided pursuant to the Guide provisions relating to Ethernet Services.
Data Networking Services
FRAME RELAY — DOMESTIC SERVICE
I.	Rates and Charges. Customer will pay the following monthly recurring charges (“MRC”), which are fixed for the Term of this Agreement, for each port and Permanent Virtual Circuit (“PVC”) as indicated in the table below for Frame Relay circuits, based on the port and PVC speed ordered by Customer. One-time charges and recurring feature and PVC usage charges are set forth in the Guide provisions relating to Frame Relay for Verizon Business Services II.
A.	Port MRCs.

Port	MRC	Port	MRC
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]
B.	PVC MRCs

PVC	MRC	PVC	MRC
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

Contract ID: 545035-01
Verizon Business
Service Agreement

PVC	MRC	PVC	MRC
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]
II.	Discounts. Customer will receive the following discount percentage off the Frame Relay Port and PVC MRCs listed in the Guide.

Service Type	Discount off MRC
Frame Relay — Ports and PVCs	[**]%
III.	Terms and Conditions. The Verizon frame relay (IXC) services provided pursuant to this Attachment (“Frame Relay Service”) are governed by the Guide provisions relating to Frame Relay for Verizon Business Services II; as supplemented by this Attachment and the related Agreement.
PRIVATE IP SERVICE
1.	Rates and Charges. For the purposes of the pricing below, “ICB” means charges are determined on an individual case basis. The monthly recurring charges (“MRC”) shown below include DiffServ Control Point (“DSCP”) 24 (Also referred to as IP Precedence 3) committed access rate (“CAR”). Customer may order optional enhanced traffic management (“ETM”) by subscribing to the Gold CAR with the Additional MRC in the table shown below. (Customer’s billing statement may reflect Gold CAR charges as “EF-Real Time” charges.) Customer may order a secondary PVC for each of its primary PVC. A secondary PVC will be priced in the same manner as a primary PVC as shown below. Where available, a Disaster Recovery CAR can be ordered and will be priced in the same manner as a Silver CAR. The terms PVC and CAR are used interchangeably throughout this service attachment.
A.	Definitions: For the purposes of the Private IP pricing below, the following definitions apply:

Term	Definition
“ICB”	Charges are determined on an individual case basis
“NA”	Service is not available
B.	Domestic Private IP. Customer will pay Verizon’s standard domestic MRCs for Private IP Port and CARs (as defined below), which are fixed for the Term of this Agreement, and non-recurring charges (“NRC”) shown below.
1.	Non-Recurring Charges
a.	Installation and Ancillary NRCs for Contiguous United States and Puerto Rico Installations.

US & Hawaii		Puerto Rico
Speed	NRC (per port)	Speed	NRC (per port)
56/64 Kbps.	[**]	56/64 Kbps — 2.048 Mbps	[**]
128 Kbps — 1.024 Mbps	[**]	3.072 Mbps — 4.096 Mbps	[**]

Contract ID: 545035-01
Verizon Business
Service Agreement

US & Hawaii		Puerto Rico
Speed	NRC (per port)	Speed	NRC (per port)
1.536 Mbps	[**]	Greater than 4.096 Mbps	[**]
Greater than 1.536 Mbps up to and including 44.736 Mbps	[**]

Ancillary Type	NRC (per port)
Cancellation charge prior to install	[**]
Order expedite	[**]
b.	Disaster Recover, Geographic Gateway Diversity and Router Diversity NRCs for US and Hawaii.

NRC per Port
Geographic Gateway
Diversity and Router
Speed	Disaster Recovery	Diversity
64 Kbps	[**]	[**]
128 Kbps — 1.024 Mbps	[**]	[**]
1.536 Mbps	[**]	[**]
Greater than 1.536 Mbps up to and including 44.736 Mbps	[**]	[**]
c.	Remote Configuration Charges for Contiguous United States Installations.

Charge Type	NRC (per port)
Standard — Remote Configuration standard work time ([**] hours per site).	[**]
Non-Standard — each additional hour spent on Remote Configuration per site.	[**]
2.	Monthly Recurring Charges
a.	Port Charges for the Contiguous United States and Hawaii Installations.

			Bundled Subrate			Bundled Ethernet		Disaster
Bundled Port Speed		Disaster Recovery	DS-3 Port Speed		Disaster Recovery	Flow Port Speed*	Bundled	Recovery
(dedicated only)	Bundled Port MRC	MRC	(dedicated only)	Bundled Port MRC	MRC	(dedicated only)	Port MRC	MRC
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

**	Ethernet service is available only in the contiguous 48 US states; availability may also be limited by other factors.
b.	Gold CAR Charges for the contiguous United States and Hawaii Installations

Contract ID: 545035-01
Verizon Business
Service Agreement

Speed (Kbps)	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
A total of 3 pages have been omitted and filed separately with the Securities and Exchange Commission.
c.	Puerto Rico Installations. Puerto Rico receives international discounts.

Bundled Port Speed	Puerto Rico Bundled		Puerto Rico
(dedicated only)	Port MRC	Gold CAR Speed	Additional MRC
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
		[**]	[**]
		[**]	[**]
		[**]	[**]
		[**]	[**]
		[**]	[**]
		[**]	[**]
		[**]	[**]
		[**]	[**]
C.	International Private IP. Customer will pay the following MRC and one-time non-recurring charges (“NRC”) for each international Private IP port and CAR. Actual speeds available to Customer may be from [**] Kbps below those set forth below, depending on the bandwidth offered by local loop providers.
1.	Non-Recurring Charges: For ports and PVCs in international locations, the following non-recurring charges apply per fort for each installation and reconfiguration.

Contract ID: 545035-01
Verizon Business
Service Agreement

International Private IP
Speed	NRC (per port)
[**]	[**]
[**]	[**]
2.	Bundled Port Charge. The following MRCs apply based upon country and port speed.

64
Country	Kbps	128 Kbps	256 Kbps	384 Kbps	512 Kbps	768 Kbps
[**]	[**]	[**]	[**]	[**]	[**]	[**]
A total of 4 pages have been omitted and filed separately with the Securities and Exchange Commission.
a.	Bundled Ethernet Flow Port Rates. The following MRCs apply based upon country and port speed.

Country	Ethernet 1M	Ethernet 2M	Ethernet 3M	Ethernet 4M	Ethernet 5M	Ethernet 6M	Ethernet 7M	Ethernet 8M	Ethernet 9M
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
A total of 6 pages have been omitted and filed separately with the Securities and Exchange Commission.
4.	Other International Private IP charges:
a.	Cancellation Charge: A $[**] charge applies per port in international locations for cancellation of Private IP Service prior to installation.

b.	Expedite Charges: A $[**] non-recurring charge applies per port for expedited installation of a port.
5.	International Access. Customer will pay the following International Access rates based upon building type. Current Verizon standard rates and charges for International Access service are available from Verizon upon request, and have been provided to Customer
a.	For international circuits providing lit building (i.e., type 1) local access service to non-US-based ports, Customer will pay Verizon’s standard list rates, in effect at the time of circuit installation.

b.	For international circuits providing non-lit building local access service to non-US-based ports, Customer will pay the PTT access rate in effect at the time of order based on the conversion of the local currency to US dollars at the exchange rate in effect at time of order.
D.	MVIC Service.
1.	General. In addition to the domestic and international Private IP service locations where Verizon maintains Provider Edge equipment, Private IP service is available in select locations through arrangements with third party MPLS service providers (“MPLS Partners”) using MPLS VPN Interprovider Connection (“MVIC”). MVIC connects the Verizon Private IP network to an MPLS Partner’s MPLS networks. Customer will receive all invoices and customer support services only from Verizon (in countries where Verizon is working with an MPLS Partner, in-country provision of any of these services by Verizon is as authorized agent for the MPLS Partner or as a reseller). MVIC service for each MPLS Partner has unique pricing as specified below, and other terms including, but not limited to, rules pertaining to the amount of AF traffic that is allowed, or the number of Classes or Service available. Such MPLS Partner and associated MVIC information is available through Customer’s Verizon account representative upon request. The MCIV “Interconnect” rate applies to the MVIC connecting the Verizon

Contract ID: 545035-01
Verizon Business
Service Agreement
Private IP network to the MPLS Partner’s network (where applicable). The “Partner” rate applies to the MPLS service on the MPLS Partner’s network.

2.	MVIC Interconnect and Partner Port Charges. The following NRCs and MRCs apply based on location and port speed selected.
a.	MVIC Port NRC.

MVIC Private IP Brazil, Canada, China, India, Mexico
Speed	NRC (per port)
[**]	[**]
[**]	[**]

MVIC Private IP Alaska
Speed	NRC (per port)
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
b.	MVIC Port MRC. All MVIC MRCs receive International Private IP discounts.

		MPLS	64
Location	Port Type	Partner	Kbps	128 Kbps	256 Kbps	384 Kbps	512 Kbps	768 Kbps	1.024 Kbps
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
A total of 4 pages have been omitted and filed separately with the Securities and Exchange Commission.
F. Shared Port. A Customer who accesses Private IP Service via a Verizon-provided frame relay port or a Verizon-provided ATM service port existing at the time Private IP Service is implemented and continues to receive frame relay services or ATM service through such port will be charged for such port under the terms and conditions applicable to Customer’s frame relay services or ATM service.
G. Dynamic Bandwidth. Customer will pay Verizon’s MRCs and the NRCs shown below per CAR. In addition, any changes to Customer’s CAR speed will be billed in accordance with the rates shown above for such CAR speed.

Dynamic Change	NRC Set-Up Fee	MRC
DCAR	[**]	[**]
H. Application Analysis and Application Priority. (available in the U.S. only) Application Analysis and Application Priority are available through an amendment to this service attachment.
I. Network Assessment Service. Network Assessment service is available through a separate service attachment.
J. Multicasting CAR.
1.	Monthly Recurring Charges. Customer will pay Verizon’s MRCs and NRCs shown below per sending site.

Sending Sites	MRC
[**]	[**]

Contract ID: 545035-01
Verizon Business
Service Agreement

Sending Sites	MRC
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
2.	Non Recurring Charge. Customer will pay a set up charge of $[**] for each Multicasting enabled site.
II.	Discounts. Customer will receive the following discount off the port and CAR MRCs.

Service Type	Discount off MRC
[**]	[**]
[**]	[**]
III.	Special Pricing.
A.	Domestic Private IP Service (Option 1). In lieu of all other discounts and promotions, including those set forth herein, Customer will pay Verizon’s VBSII rates during the Term, less a fixed discount of [**]%. The discount will be applied to Customer’s recurring port charge, CAR circuit charges and Gold circuit charges originating from such ports. This discount does not apply to Access charges.

B.	International Private IP Service (Option 1). In liew of all other discounts and promotions, including those set forth hereinf, Customer will pay Verizon’s VBSII rates during the Term, less a fixed discount of [**]%. The discount will be applied to Customer’s recurring port charges and CAR circuit charges originating from such ports. This discount does not apply to Access charges.

C.	Installation Waiver. Verizon will waive the installation charges associated with Verizon-provided International Private IP Ports only. This waiver does not apply to MVIC or Partner-provided ports, or to international access loop installs. This waiver only applies to Verizon owned port locations.
IV.	Terms and Conditions. The following terms and conditions are applicable, in addition to others set forth in the Guide.
A.	General. Customer can only subscribe to ETM via the option Gold CAR at a speed that is less than or equal to [**]% of the port speed. If Customer orders a 0 Kbps Gold CAR to subscribe to ETM, Customer will receive Standard Reproting only. The 0 Kbps Gold CAR may not be available in all international locations in which Private IP services is available.

B.	Service Level Agreement. The Service Level Agreement (“SLA”) for the Service is attached hereto. Verizon reserves the right to amend the SLA from time to time effective upon written notice, that may be delivered in the invoice or other reasonable means; provided that in the event of any amendment resulting in a material reduction of the SLA’s service levels or credits, Customer may terminate the Service without penalty by providing Verizon written notice of termination during the 30 days following Customer’s notice of such amendment. If Customer chooses to so terminate the Service, Verizon will disconnect the Service within 60 days of its receipt of Customer’s notice of termination. The SLA sets forth Customer’s sole and exclusive remedies for any claim relating to the Service or Verizon’s network, including any failure to meet any service level set forth in the SLA. Verizon will determine in its sole discretion what records and data will be the basis for all SLA calculations and determinations. Notwithstanding anything to the contrary, the maximum amount of credit in any calendar month under the SLA will not exceed the amount that, absent the credit, would have been charged for the Service that month.

C.	Private IP Service Options. Customer must choose from Standard or Enahnced Traffic Management Private IP Service options.

D.	Remote Configuration. Remot Configuration Service is an optional service available upon Customer’s request. If choosing Remote Configuration, Customer must report detected CPE failures and provide information to Verizon or its designated point of contact (“Verizon or its

Contract ID: 545035-01
Verizon Business
Service Agreement
Designees”) that is necessary or useful for Verizon to perform its obligations, including any information Verizon or its Designees specifically request. Neither Verizon nor its Designees is responsible or liable for Customer’s document files or for data or files lost during the performance of the Private IP Service. Upon Customer’s acceptance of the implementation of Private IP Service by Verizon, Customer will be fully responsible for maintenance and management of Private IP Service.

E.	WAN Analysis. Customer’s use of WAN Analysis is subject to the terms and conditions of the third party end user license agreement, if any. All reports and information provided by WAN Analysis are for Customer’s informational purposes only and may not form the basis for service level agreement claims. Customer agrees that such reports are Company confidential information.

F.	No Resale. The Services is provided only to Customer. Resale or use by another organization is prohibited.

G.	Change in Service. Verizon may modify or eliminate Private IP Service offerings or features upon 30 days prior written notice to Customer; provided that Customer may terminate the Private IP Service without penalty in the 15 days following implementation of any change that has a material adverse affect on the functionality of the Private IP Service if Verizon fails to correct the adverse effect in the 10 days following Customer’s written notification to Verizon of such effect.

H.	Diversity and Disaster Recovery. Customers may subscribe to one or more optional features enabling access to the Private IP Network under circumstances where primary access is unavailable. The term of such optional features is co-extensive with the term for Customer’s Private IP Service.
1.	Diversity Feature. Geographic. Diversity automatically directs a second Customer circuit to a different Verizon gateway. Router Diversity automatically directs a second Customer circuit to a different Private IP switch/router.

2.	Disaster Recovery Port Feature. When Customer’s primary port on the Private IP Network is unavaiulable due to circumstances prevailing in Customer’s geographic locale, this feature allows a customer to redirect their circuit to a different Verizon gateway at a different Verizon point-of-presence (POP). Customer’s Disaster Recovery port may be located either at the site of a third-party disaster recovery vendor, or on Customer’s own network. Customers purchasing a Disaster Recovery port must also have primart port on the Verizon Private IP Network and must also subscribe to either a Geographic or Router Diversity feature. The Disaster Recovery Port features may be used by Customer only if its primary access is unavailable or for periodic Customer disaster recovery testing. If Verizon determines that Customer is using these features for other purposes, including but not limited to, load balancing between two circuits, Customer will be charged for full use of two circuits.

3.	Availability. Private IP Diversity and Disaster Recovery do not guarantee that Customer’s Private IP Service will be always available when the primary access is not available. Private IP Service accessed through the use of the Disaster Recovery may be unavailable due to the same or other circumstances that caused the primary Private IP Network access to be unavailable. No Service Level Agreement is provided for the Private IP Diversity or Disaster Recovery features.
I.	Route Limits. Customer may not introduce into the PIP network more routes than it has been assigned, based on the topology and number of sites in the customer’s network. Verizon allows the following number of routes in Customer’s Virtual Routing and Forwarding (VRF) table based upon the number of Customer sites (circuits) in a given VPN.

Expected Total Number of Sites	Maximum Routes
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

Contract ID: 545035-01
Verizon Business
Service Agreement
J.	Dynamic Bandwith. Custsomer’s access circuits must be un-channelized. Dynamic changes to CAR values may be made not more than [**] per day. Dynamic changes to CAR values are set to occur based on the Greenwich Meridian Time Zone and not Customer’s local time zone.
PRIVATE LINE — METRO ACCESS SERVICE
I.	Rates and Charges.
A.	Metro Private Line Access Service. Metro Private Line (“MPL”) Access Service is provided by MCI Legacy Company. Customer will pay monthly recurring charges (“MRC”) for Verizon’s MPL Access Service, which are fixed for the Term of this Agreement at the then-current rate at time of circuit installation, and non-recurring charges, as set forth in the Guide under Metro Private Line Access Service. MRCs will begin accruing on the Service Activation Date applicable to each MPL Access Service, unless Customer has not provided Verizon with all information reasonably requested by Verizon for the provisioning of MPL Access Services. If Customer fails to provide Verizon with such information, MRCs will begin accruing on the [**] following the date of Customer’s execution of the Agreement or Customer’s placement of an order.
II.	Terms and Conditions.
A.	Term and Termination.
1.	Service Activation Date. The Service Activation Date for MPL Service ordered hereunder will be the date the MPL Service is available for Customer’s use.

2.	Term/Minimum Term. The term of MPL Service ordered hereunder will automatically renew, expire and terminate according to the terms of the Agreement. Notwithstanding the preceding, Customer commits to a minimum one-year term per circuit.

3.	Early Termination. If Customer terminates any MPL Service during the term commitment, except for Termination for Cause as provided in the Agreement, such termination shall not be effective until 60 days after Verizon receives written notice of termination and Customer may be required to pay, within 30 days after wuch date: (a) all accrued but unpaid charges for the MPL Service incurred through the effective date of termination plus (b) an amount equal to the total of the remaining in the first year of the MPL Service term, if any, plus (c) an amount equal to [**]% of the MRCs for the balance fo the MPL Service term after the first year; provided that, in no event shall Customer’s total termination liability exceed the full contract value of the terminated MPL Service.
B.	Service Not To Be Resold: MPL Services are intended for the use of Customer and Customer’s customers and authorized end users. Customer may charge End Users a user fee, but may not resell MPL Service in its entireto to another person or entity. Verizon’s relationship is solely with Customer. Customer is solely responsible for interacting with End Users regarding any administration, processes, and/or issues arising from any use of any MPL Service by End Users.
Internet Services
INTERNET DEDICATED SERVICE
I.	Rates and Charges. Customer will pay the monthly recurring Charges (“MMRC”), which are fixed for the Term of this Agreement, for Internet Dedicated Services (includes Internet Dedicated NxT1 Service, Internet Dedicated T1 Service, Internet Dedicated T3 Service, Internet Dedicated OC3 Service, Internet Dedicated OC12 Service, Internet Dedicated OC48 Service, Internet Dedicated GigE Port Only Service, Internet Dedicated Ethernet Service and Internet Dedicated Fast Ethernet Poret Only Services), (“Internet Dedicated Service”) and attendant options are listed, as applicable, in the Pricing Schedule(s) set forth below. Additional charges are also set forth below. Prices below are for Internet Dedicated Service in the contiguous United States. Local access (“local loop”) service is required to connect Customer’s premises to Verizon’s network hub and is sold separately.

Contract ID: 545035-01
Verizon Business
Service Agreement
A.	Internet Dedicated NxR1 Service
1.	NxT1 Ports

NxT1 MLFR	Start-up Fee	MRC
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]
[**]	[**]	[**]
[**].
2.	Relocation/Retermination Fee: $[**]
B.	Internet Dedicated T1 Service
1.	T1 Ports

Burstable T1	Start-up Fee	MRC
[**]	[**]	[**]
[**].
2.	Relocation/Retermination Fee: $[**]
C.	Internet Dedicated T3 Service
1.	T3 Ports

T3 Tiered	Start-up Fee	MRC
[**]	[**]	[**]
A total of 1 page has been omitted and filed separately with the Securities and Exchange Commission. [**].
2.	Relocation/Retermination Fee: $[**]
D.	Internet Dedicated Ethernet Service
1.	Internet Dedicated Ethernet Bandwidth

Contract ID: 545035-01
Verizon Business
Service Agreement

Tiered	Start-up Fee	MRC
[**]	[**]	[**]
A total of 3 pages have been omitted and filed separately with the Securities and Exchange Commission. [**].

2.	Relocation/Retermination Fee: $[**]
E.	Internet Dedicated Fast Ethernet Port Only Service
1.	Internet Dedicated Fast Ethernet (“FE” Bandwidth)

Burstable Select Bandwith	Start Up Charge	MRC	Per Meg Overage
[**]	[**]	[**]	[**]
A total of 1 page has been omitted and filed separately with the Securities and Exchange Commission. [**].
F.	Installation. Installation may be scheduled between the hours of 8AM and 7PM ET Monday through Friday (excluding holidays). If Customer requires installation outside of these hours, Verizon will charge an additional $[**] fee,

G.	Access Charges. Access (“local loop”) circuit charges are separately priced and may be found in the Access portion of the Guide. If Customer orders its own local loop circuits, Verizon’s Network Connection Charge — also set forth in the Guide — shall apply.

H.	Expedited Service Fee. At Customer’s request, Verizon will request expedited service from the telco. Customer shall pay an expedited service fee of $[**] per circuit for all expedited telco provisioning.

I.	Cancellation Prior to Installation. A $[**] per-order charge applies to orders for installation of Internet Dedicated Service which are cancelled by the Customer after submission to Verizon and prior to installation of Internet Dedicated Service.
II.	Discounts. Customer will receive the following discounts off the MRC set forth above, except as otherwise specified.

Service Type	Discount Off MRC
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
III.	Special Pricing.
A.	Internet Dedicated Service. In lieu of all other discounts and promotions, including those set forth herein, Customer will receive the following fixed discounts off the montly recurring charges set forth herein for Interned Dedicated Service, based on the Service Types set forth below. Access is not eligible for these discounts and is additional.

Internet Dedicated Service Type	Discount
[**]	[**]
[**]	[**]
[**]	[**]
IV.	Terms and Conditions.

Contract ID: 545035-01
Verizon Business
Service Agreement
A.	The Internet Dedicated Services (“Internet Dedicated Service(s)”) provided pursuant to this Attachment are governed by the Guide provisions relating to Internet Dedicated Service, as supplemented by this Attachment and the related Agreement. Pricing for ARM-to-IP, Frame-to-IP, and Integrated Internet Access (collectively, “Internet Service Options”) are also included, as applicable, in the Pricing Schedule attached hereto.

B.	Minimum Term Commitment. The minimum Service Term for Verizon Internet Dedicated OC-3, OC-12, OC-48 and Ethernet Service and GigE Port Only, is one year. If the termination of the Agreement causes a Service Attachment, with any of the aforementioned Services to terminate prior to the expiration of a minimum one-year Service Term, Customer shall be liable for the Early Termination Charges defined below.

C.	Access. Access to a router at an Verizon Network hub near Customer’s site may be interrupted for (i) scheduled maintenance (usually scheduled during off-hours at an Verizon hub, such as Tuesdays and Thursdays between 3:00 AM and 6:00 AM local time), (ii) emergency maintenance, or (iii) as otherwise set forth in the Agreement.

D.	Verizon Internet Dedicated GigE Port Only Services. Verizon’s Internet Dedicated GigE Port Only Service is an intra-building connectivity product, and thus the Customer’s demarcation point must reside within the same building as a GigE-qualified Verizon-owned network hub. To ensure proper installation, Verizon will order all telco lines within the telco facility where the Verizon hub is located.

E.	Customer Obligations — Service Not To Be Resold. While Customer can resel Internet connectivity, Customer cannot resell the Internet Dedicated Service in its entirety to another person or entity without the express prior written consent of Verizon. If Customer resells Internet connectivity to end users, Customer is responsible for (i) providing the first point of contact for end user support inquiries, (ii) providing software fulfillment to end users; (iii) running its own primary and secondary domain name service DNS for end users; (iv) registering end users’ domain names, (v) using BGP routing to the Verizon Network, if requested by Verizon; (vi) collecting route additions and changes, and providing them to Verizon; and (vii) registering with the appropriate agency all IP addresses provided by Verizon to Customer that are allocated to end users.

F.	Burstable Downgrade. Customer may downgrade to a lower Burstable Service level if Customer’s Measured Use Level is at or below such Burstable Service level for at least [**] consecutive months and Customer thereafter requests the downgrade in writing

G.	Burstable Select Upgrades/Downgrades. Customer may change (upgrade or downgrade) its Burstable Select Service Level [**] within a given calendar month, by requesting the same in writing. The new Service Level and applicable charges will take effect on the first day after the end of the billing cycle during which the written request is received.

H.	Term/Early Termination. The “Service Activation Date” for an Internet Dedicated Service ordered hereunder will be the date the Internet Dedicated Service is available to route IP packets at Customer’s site. The term of any Internet Dedicated Service ordered hereunder shall commence upon the Service Activation Date and will automatically renew, expire and terminate according to the terms of the Agreement. Notwithstanding the above, the minimum Service Term for Internet Dedicated OC-3, OC-12, OC-48, Ethernet, Fast Ethernet Port Only and/or GigE Port Only Service is one year, and if the Agreement terminates or expires prior to the termination of this Service Attachment, this Service Attachment with respect to Internet Dedicated OC-3, OC-12, OC-48, Ethernet, Fast Enternet Port Only and/or GigE Port Only Service shall continue in full force and effect under the terms and conditions of the Agreement for the longer of the minimum Service Term or the Service Term otherwise agreed to by Customer. If Customer terminates Internet Dedicated OC-3, OC-12, OC-48, Ethernet, Fast Ethernet Port Only and/or GigE Port Only Service before the end of the one-year minimum Service Term (or longer committed Service Term) for reasons other than Customer termination for Cause, Customer will pay an amount equal to [**]% of the MRC for the discontinued service(s) multiplied by the number of months remaining in the unexpired portion of the one-year commitment or committed Service Term, plus a pro rata portion

Contract ID: 545035-01
Verizon Business
Service Agreement
of any and all credits received by Customer, in addition to any amounts owed for service already received.
Managed Network Services
MANAGED WAN SERVICE
I.	Rates and Charges.
A.	Monthly Recurring Charges (“MRC”) for all Domestic and International Locations including Canada. Verizon activates, monitors, and manages Customer’s Network for Domestic and International locations for the following MRCs per router based upon router size. Verizon may modify the MRCs and other fees by providing [**] prior written notice to Customer.
1.	Monitor and Notify

MRC by Router Size
	Small	Medium	Large
Monitor and Notify	[**]	[**]	[**]
2.	Physical Management

MRC by Router Size
	Small	Medium	Large
Physical Management	[**]	[**]	[**]
3.	Full Management

MRC by Router Size
	Small	Medium	Large
Full Management	[**]	[**]	[**]
4.	Standard and Nonstandard CPE. The “Standard” network devices for data applications are listed below and apply to the Monitor and Notify, Physical Management and Full Management price tables above. Network device models not identified here and any network device used for voice applications are “nonstandard CPE.” Verizon may limit or restrict the Managed Services that it provides for nonstandard CPE.
a.	Small Network Devices. CISCO ROUTERS: 1XXX and 2XXX Series

b.	Medium Network Devices. CISCO ROUTER: 3XXX and 4XXX Series.

c.	Large Network Devices. CISCO ROUTERS: Series 7XXX
5.	CPE. United States domestic CPE is ordered and governed by a separate agreement with Verizon.
B.	Additional Charges. For the special services listed below for Managed WAN, Customer will pay the corresponding charges in addition to the basic rates stated above. No discounts apply to the following charges:
1.	Expedite, Rescheduling, and After Hours Charges.

Charge Type	Charge
Expedite Charge — if Customer requests in writing to activate routers within [**] or less.	[**]
Rescheduling Charge — if Customer reschedules a router activation within [**] of the originally schedule date	[**]
After Hours Charge — if Customer requests work after normal business hours.	[**]

Contract ID: 545035-01
Verizon Business
Service Agreement
2.	One-Time Management Charges. Optional Change Management (“OCM”) provides additional remote change management support for Verizon’s Managed WAN Services. Customers are charged a fixed price per request, per site for the remote configuration items listed below. Customer can order specific Optional Change Management activities through the Verizon Customer Portal. The Verizon Customer Portal provides detailed information for each pricing level of OCM.

	Monitoring &	Physical	Full
Activity	Notification	management	Management
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

[1]	Applies only with Verizon Data Maintenance — Network.

[2]	NA = Not Available
3.	Customer will be charged a service charge for all issues discovered with Full Management that result in an Verizon technician being dispatched that are due to the act or omission of Customer including, but not limited to, faulty in house wiring.
C.	Optional Services Charges
1.	Managed Implementation or Take-Over Charges. Depending upon network readiness, additional equipment or equipment upgrade may be required. Equipment costs are not included in this fee. CPE will be contracted, ordered and billed through the normal processes. Customer shall pay a non-recurring implementation chage per router as set forth below.

Charge Type	NRC per router
Managed Take Over (Physical Management and Full Management)	[**]
Managed Inplementation (New Install) (Physical Management and Full Management)	[**]
New Implementation or Takeover Price (For Monitor and Notify only)	[**]
2.	Managed Migration. If Customer elects Managed Migration, Customer shall pay non-recurring charge (“NRC”) per router as set forth below:

Implementation Type	NRC per router
[**]	[**]
[**]	[**]

Contract ID: 545035-01
Verizon Business
Service Agreement
Note: Implementation charge is for managed implementation. Equipment upgrades, if required, will be additional charge.

3.	Network Management Reporting — Visual Service. If Customer elects Network Management Reporting — Visual Service, Customer will pay the following MRCs per device, based upon the Term of the Agreement:

Network Management Reporting— Visual Service	MRC Per Device
1-year Tern	[**]
2-year Term	[**]
3-year Term	[**]
II.	Special Pricing.
A.	Custom Class of Service. In lieu of all other rates, discounts or promotions, Customer will pay the following fixed monthly recurring charges for Managed WAN — Custom Class of Service based on Service Type. The below rates shall remain fixed for the Term and apply solely to routers that provide Full Management Service with MNS Select Reporting in connection with Managed IP PBX Service:

Custom Class of Service	Monthly Recurring Charge Per Router
[**]	[**]
B.	Custom Class of Service Managed Implementation or Take-Over Charges. If Customer elects managed implementation or managed take-over, Customer shall pay a non-recurring charge per Managed Device as set forth below. These rates apply solely to routers that provide Full Management Service with MNS Select Reporting in connection with Managed IP PBX Service:

Charge Type	Non-Recurring Charge Per Device
Managed Take Over (Full Management and Physical Management	[**]
Managed Implementation (New Install) (Full Management and Physical Management)	[**]
III.	Terms and Conditions.
A.	The Verizon Managed WAN (“Managed WAN Services”) provided pursuant to this Attachment are governed by the Guide (as applied to Internet, Enhanced and other Non-regulated Products and Services) as supplemented by this Attachment and the related Agreement.

B.	General Service Description. Under this Service Atrtachment, Verizon may perform such services including, without limitation, design Customer’s data network, activate, monitor and manage specified Customer Premise Equipment (“CPE”) comprising Customer’s data network (Verizon Frame Relay Service, ATM Service, Private Line Service, Verizon IP VPN as referenced in Verizon Tariff F.C.C. No. 20, Verizon Local Private Line as referenced in Verizon Tariff F.C.C. No. 1 and F.C.C. No. 11, Verizon Fast Packet — ATM as referenced in Verizon Tariff No. 1 and F.C.C. No. 20, Verizon Fast Packet — Frame Relay as referenced in Verizon Tariff F.C.C. No. 20, and/or Verizon Private Internet Protocol (“Private IP” or “PIP”)) where Customer has executed an agreement for such transport services and Third Party Transport Service (collectively the “Managed WAN Services” or “Managed Services”), and will be performed by Verizon or through its agents and subcontractors or a commercially reasonable basis.

C.	Customer Responsibilities. Customer will do the following:

Contract ID: 545035-01
Verizon Business
Service Agreement
1.	Information and Access Requests. Upon request, Customer will provide information to Verizon, its subcontractors or its designated point of contact (“Verizon or its Designees”) that is reasonably necessary or useful for Verizon to perform its obligations. In addition, upon request, Customer will provide Verizon or its Designees with access to Customer facilities, installation sites, and equipment as reasonably necessary or useful for Verizon to perform its obligations hereunder.

2.	Licenses. Customer will obtain any necessary permits, licenses, variances, and/or other authorizations required by state and local jurisdictions for installation and operation of the CPE on Customer’s premises or where the jurisdiction requires Customer to obtain the permit, license, variance and/or authorization.

3.	Building Space. Customer will provide adequate building space, circuitry, facility wiring, temperature, humidity, and power to comply with the standards established by the manufacturer of the CPE for proper installation and operation of the Managed Service.

4.	IP Addresses. Verizon reserves the right to use secondary IP addressing if Customer is using unregistered IP address space. If Customer will not allow secondary IP addressing, Customer agrees to pay reasonable costs for a dedicated management domain or an IP proxy hardware solution. Additionally, Verizon reserves the right to use border gateway protocol (“BGP”) routing for the management of permanent virtual circuits (“PVCs”) used to access and monitor Customer’s Network.

5.	Out of Band Access. Out of band (“OOB”) access is required for all Managed WAN and Managed LAN Full Management or Physical Management. Customer will provide at their cost either a dedicated, analog telephone connection or indirect cable access for use by each OOB modem for troubleshooting each circuit that is part Managed WAN and Managed LAN Full Management or Physical Management. The analog telephone connection must maintain a minimum [**] bits per second connection rate for site level service level agreements (“SLAs”) to apply. Managed LAN OOB access is in addition to any Managed WAN OOB access.

6.	Supported Devices. Only Verizon certified devices will be supported and must be an approved Verizon design as outlined in Customer’s Statement of Requirements.

7.	Third Party Transport Service. Verizon will monitor and manage Customer’s 3rd Party Transport circuit from its NOC and inform Customer of the existence of any outages or problems with the 3rd Party Transport circuit. 3rd Party Transport is available to Customers with at least one managed site on the Verizon network.
a.	Transport. Customer must provide and pay for a dedicated MPLS, frame relay, ATM or private line connection through a local 3rd Party Transport service provider (“3rd party provider”) in order to manage the 3rd Party Transport circuit. Customer is responsible for the installation of all transport (including but not limited to the telephone line access circuit for the dedicated access connection, i.e. local loop). Customer shall ensure that the 3rd party provider executes a Letter of Authorization (“LOA”) to allow Verizon to manage the WAN. Customer will cooperate with Verizon’s reasonable instructions and provide information as necessary for Verizon’s remote management and troubleshooting functionality, either in band or out of band. Customer is responsible for all costs, expenses, fees, etc. (collectively “costs”) related to 3rd party providers, including costs related to actions directed or recommended by Verizon, either directly to the 3rd party provider pursuant to the LOA or otherwise through Customer.

b.	CPE And Management. Customer can choose to provide their own WAN CPE for the 3rd Party Transport site or, for United States sites, Verizon can provide CPE under a separate service attachment or agreement. In either case, Customer will provide Verizon with such access to CPE and such assistance as Verizon reasonably requires to provide monitoring and/or management of 3rd Party Transport. Except when provided by Verizon, Customer is responsible for the

Contract ID: 545035-01
Verizon Business
Service Agreement
installation of the CPE. If required, Customer will facilitate the execution of a LOA allowing Verizon to work with any third party CPE maintenance providers. Customer is responsible for all costs and expenses related to 3rd party maintenance providers, including costs related to actions directed or recommended by Verizon, either directly to the 3rd party CPE maintenance provider pursuant to the LOA or otherwise through Customer.
D.	Description of Services. The following is a summary of the services provided as part of Managed WAN Services: Customer may choose one of three service levels: 1) Managed WAN Monitoring and Notification or 2) Managed WAN Basic or 3) Managed WAN Premium. Additionally, Customer has three non-recurring options to start Verizon WAN Service at each site: 1) Managed implementation; 2) Managed Take-Over; or 3) Managed Migration.
1.	Monitor and Notify Service. Monitor and Notify Service is a managed WAN service that provides Verizon monitoring and notification to Customer as described below:
a.	Monitoring: This Service provides 24x7 proactive monitoring of all Customer-designated WAN routers. Verizon will monitor Customer’s WAN routers via use of the “SNMP” for device status and error conditions (e.g. SNMP trap messages). Additionally, Verizon will use the Internet Control Message Protocol (“ICMP” commonly called a “ping”) to periodically poll the WAN routers to determine if the WAN routers are operational.

b.	Notification: Verizon provides basic physical device fault management notification for Customer’s WAN routers that utilize Verizon virtual data networking products or 3rd Party Transport services. Verizon’s network operation center (the “NOC”) will create a trouble ticket and attempt to electronically contact Customer’s designated point of contact within [**] of i) a WAN router failure to respond to “ping”, or ii) SNMP Trap critical messages as determined by Verizon Notification services. Upon the creation of a trouble ticket, Verizon’s NOC will i) begin troubleshooting the circuit until the problem has been verified as fixed and the ticket will then be closed, if the trouble is due to the Verizon virtual data networking circuit; or ii) for trouble due to other causes than Verizon virtual data networking circuit, inform Customer of the fault and the ticket will be closed.

c.	Performance Reporting. Verizon provides Performance Reporting services using an automated reporting and analysis tool that selects and condenses the vast amount of Management Information Base (“MIB”) data into graphical reports for Customer’s network administrator available on demand via an Internet web site.

d.	Customer Portal. Customer Portal is an Internet web portal that interfaces with Verizon’s Enterprise Service Portal (“ESP”) providing a secure, scalable, consolidated view of Customer network information 24 hours a day, 7 days a week. Customer Portal provides real time access for project oversight and operational systems and updates. Customer is limited to ten (10) User accounts and is responsible for ensuring that all users understand and comply with the confidentiality requirements set forth in the Agreement.

e.	Customer Responsibilities for Monitoring & Notification Service:
i.	Customer will be responsible for trouble isolation, diagnostics, repair and maintenance dispatch of WAN Routers and associated downstream attached devices (e.g. cabling, servers, non-managed switches, firewalls, and personal computers. Customer is responsible for the management of all equipment connected to WAN Routers that are out of the scope of the Service. Customer will provide Verizon with the SNMP “Read Access Community String” for all monitored WAN Routers.

Contract ID: 545035-01
Verizon Business
Service Agreement
ii.	Change Management: Customer is responsible for making and managing changes to their WAN network and any routine maintenance of WAN Routers.
2.	Physical Management. Physical Management is a managed WAN service that provides the following services in addition to Monitor and Notify Service:
a.	Design Services. Verizon will provide a Network Design Consultant who will create a Customer design document (“CDD”) based on a written Statement of Requirements agreed to by Customer. The CDD will describe the “Customer’s Network.” Verizon will activate, monitor, and manage Customer’s Network in conformance with the CDD.

b.	Monitoring and Management. The Verizon NOC provides physical and logical fault detection, isolation, and monitoring services for WAN Routers. The NOC provides coverage 24 hours per day, seven days per week. Physical faults will be resolved by Verizon with logical faults remaining Customer’s responsibility.

c.	Change Management Activities. The following remote change management activities are included in the monthly recurring charges. Verizon may add, delete or change these change management activities from time to time:
•	Router Configuration Copies (if Customer has provided read/write SNMP access)
•	Terminal Access Controller, Access Control System (“TACACS”) — Add
3.	Full Management. Full Management is a comprehensive managed WAN service that provides services listed below in addition to Physical Management service. Verizon is responsible to clear both logical and physical issues with Customer’s reasonable cooperation. Verizon may clear the fault condition remotely or by dispatching a technician to Customer’s site at Verizon’s option.
a.	ISDN Dial Backup Design, Implementation, Testing, and Fault Isolation Services. Verizon will provide ISDN Dial Backup Design, Implementation, Testing, and Fault Isolation Services as described below. Where ISDN is not available, Verizon will provide an analog Dial Backup design, if applicable. Customer is responsible to arrange for the provisioning of ISDN Basic Rate Interface (“BRI”) lines or analog lines as necessary.

b.	Other Services. As part of Managed WAN Services, Verizon will provide Customer a Project Engineer who, among other things, will perform and verify network acceptance and be the change/configuration management point of contact and the Account Team liaison. In addition, the Project Engineer will ensure that SNMP-based reporting tools and/or network monitoring tools, as applicable, are updated to reflect implementations, changes or deletions.

c.	Change Management Activities. The following change management activities are included in the monthly recurring charges for Premium service. Verizon may add, delete or change these change management activities from time to time:

Activity
IOS Vulnerability Upgrade
Router Configuration Copies
Terminal Access Controller, Access Control System (“TACACS”) — Add
Modifying analog or ISDN DBU
Circuit Upgrade / Downgrade
Dialer Interface — Modify
Discontinue Managed Services

Contract ID: 545035-01
Verizon Business
Service Agreement

Activity
Emergency IOS Upgrade
Filter/Access-lists
Single Site IP Address/Subnet Mask Changes
Privilege Exec Commands — Add / Modify
SNMP community strings — Add / Modify / Delete
Static Route — Add/ Modify / Delete
PVC for Unmanaged Remote Device — Add / Modify / Delete
Password Change
Bandwidth Increase/Decrease Logical
Host Name Change
IP Address/Subnet Mask Changes — Add / Modify / Delete
Modify Buffer Allocation
Modify Dial Backup/Dialer (interface)
4.	Initial Manages WAN Service Non-recurring Options:
a.	Managed Implementation Service. Managed Implementation brings a new Customer Managed WAN network online. Managed Implementation begins after the Customer’s requirements have been gathered and the design activities have been completed. Verizon provides support for the planning, system engineering and overall project management of a new network including without limitation:
•	The collection of system, application and end-user requirements

•	The creation of overall project plan including system design and equipment configuration

•	The implementation of the overall project plan

•	Network site installation and acceptance
Verizon will provide Managed Implementation Service in accordance with a separate statement of requirements (“SOR”) that contains appropriate terms and conditions agreed upon by the parties.

b.	Managed Take-Over. With Managed Take-Over, Verizon reviews, optimizes or takes over management of a Customer’s existing network. Due diligence is the first step of the process which involves collecting and analyzing the logical and physical characteristics for the existing Customer network, as well as its related equipment assets. The due diligence process is generally accomplished in a non-intrusive manner. All network data must be provided by the Customer, including, but not limited to, Customer interviews, Customer-provided network diagrams, and site-specific information. At the close of the due diligence process, an impact assessment document (“IAD”) is produced by Verizon in cooperation with the Customer. The IAD document provides i) the inventory of the Customer’s network; ii) identifies any physical / logical activities required to bring the network under management by Verizon; and iii) identifies any associated costs in bringing the network under management. Verizon will provide Managed Take-Over Service in accordance with a separate statement of requirements (“SOR”) that contains appropriate terms and conditions agreed upon by the parties.

c.	Managed Migration. Customer has two Managed Migration options; Basic and Complex, as described below. Both option provide Customer with assistance in migrating from its managed or unmanaged Verizon Frame Relay service to Verizon Managed Private IP service.
i.	Basic Managed Migration. Verizon will prepare an impact assessment document with the Customer (the “IAD”) to assess the

Contract ID: 545035-01
Verizon Business
Service Agreement
Customer’s current network and CPE, including, but not limited to; network topology, protocols, network performance history, site related information and Customer network management gap analysis.
1.	Implementation Engineering Activities. During the implementation of the new migrated service, Verizon will perform the following services, without limitation:
•	Install out of band modem and confirm out of band connectivity

•	Schedule and complete physical and logical installations

•	Establish and verify management connectivity for Private IP Service

•	Ping text

•	Verify TACACS and SNMP

•	Configure Customer Private IP devices

•	Verify the elements of Private IP Service are operational
2.	Customer PIP Network Design Services. Verizon will provide a Customer design document (“CDD”) based on a written statement of requirements (“SOR”) mutually agreed to by Verizon and Customer and executed by Customer. The CDD will describe PIP Network, including, without limitation:
•	network physical and logical topology of the WAN provided by a Verizon technical consultant, Verizon customer network engineering consultant, or Verizon special products support consultant;

•	hardware and software configuration details;

•	route discovery protocols, if applicable;

•	redundancy features, if applicable; and,

•	WAN IP addressing scheme.

•	LAN IP addressing scheme.
Verizon will implement PIP Network in reasonable conformance with the CDD. Verizon will provide additional design consultation for subsequent changes to PIP Network not described or included in the CDD — such as an increase to the number of routers in PIP Network — at an additional charge to Customer. Verizon will provide such additional design and consulting services on a per-project basis in accordance with a separate statement of work (“SOW”) that contains appropriate terms, conditions, rates, and charges agreed upon by the parties.

3.	Complex Managed Migration. In addition to the services provided under the Basic Managed Migration Service, Verizon will perform the following design and implementation services:
1.	Private IP Service Implementation and Activation. Verizon will implement and activate PIP Network based on the SOR. Under guidance from Customer and pursuant to the terms hereof, Verizon, its agents and subcontractors will complete the physical and logical activation of the routers into PIP

Contract ID: 545035-01
Verizon Business
Service Agreement
Network. Prior to activation of Customer’s PIP Network Service; the Verizon will:
•	coordinate site surveys, if determined to be necessary by Verizon;

•	coordinate the activation of circuits and remote configuration of CPE;

•	schedule dispatch and on-site configuration for U.S. Mainland sites only, if determined to be necessary by Verizon (sites outside the U.S. Mainland could result in an additional charges to Customer);

•	test access circuits/DSU/CSU;

•	enable data ports; and

•	ping Customer router at time of activation.
5.	Optional Services.
a.	Network Management Reporting — Visual Service. Network Management Reporting — Visual Service is a real-time network performance monitoring and reporting service for Customers who install specific CPE. Network Management Reporting — Visual Service will be based on a shared-host arrangement, based on Visual Network’s “Visual Up-Time” technology, unless otherwise specified. Network Management Reporting — Visual Service is provided at both domestic and international locations.
6.	Limited Warranty. Verizon will perform the Managed WAN Services according to the terms and conditions in this Attachment unless (a) events or circumstances beyond the control of Verizon or its agents or subcontractors preclude performance or (b) Customer breaches any term or condition of this Schedule. Such events shall include but not be limited to (i) Verizon’s requirement to comply with any law, ruling, order, regulation or requirement of any federal, state or municipal government or department or agency thereof or court of competent jurisdiction which affects or prevents performance; (ii) acts of God; (iii) acts or omissions of the other party; (iv) fires, strikes, war, insurrection or riot; (v) any design flaws in equipment owned, leased or otherwise controlled by Customer; (vi) or any other cause beyond Verizon’s reasonable control. Any delay resulting from these causes will extend performance accordingly or excuse performance, in whole or in part, as may be reasonable.

7.	Reports. All copies of any reports, recommendations, documentation, Customer Portal printouts, or other materials in any media form provided to Customer by Verizon hereunder will be treated as Verizon Confidential Information.

8.	Security Services Disclaimer. Verizon makes no warranties, guarantees, or representations, express, or implied, that (i) the services provided pursuant to this Attachment will protect Customer’s network from intrusions, viruses, trojan horses, worms, time bombs, cancelbots or other similar harmful or destructive programming routines; (ii) any security threats and vulnerabilities to Customer’s network will be prevented or detected; or (iii) the performance by Verizon of any services under this Attachment will render Customer’s systems invulnerable to security breaches.

9.	Service Term Commitment. The selected Service Term will begin on the Service Activation Date and be coterminous with the Agreement term. The Service Activation Date shall be the date Customer has Managed WAN Service at the first site. A minimum one-year Service Term required.

10.	Use of Customer Logo. Customer agrees to allow Verizon to use its logo identifying Customer as a Verizon Managed Services customer. Customer agrees to allow use of Customer’s trademarks, trade names, or service marks (collectively, “Trademarks”) for Verizon internal and external communications relation to Verizon’s provision of the Service to the Customer. Verizon will present Customer with an opportunity to approve

Contract ID: 545035-01
Verizon Business
Service Agreement
of such use of Trademarks, in advance, in writing, which approval shall not be unreasonably withheld or delayed. Verizon acknowledges that the Customer is the owner of all right, title and interest in and to all of the Trademarks and shall not take any action that is inconsistent with such ownership. Verizon shall not, by any act or omission, use any Trademark in any manner that tarnishes, degrades, disparages or reflects adversely on Customer or its business or reputation. Any use of each other’s Trademarks and logos in conformity with the provisions of this Section will be royalty-free.

11.	Service Level Agreement.
a.	Overview. This Managed WAN SLA is in addition to the SLA’s offered for Verizon Frame Relay (“FR”), Private IP (“PIP”), Asynchronous Transfer Mode (“ATM”), and Private Line (“PL”) transport services and relates to Verizon’s performance providing Managed WAN Service.
i.	The Managed WAN SLAs are as follows:
•	Availability

•	Time to Repair (“TTR”)

•	Managed WAN Service Installation

•	Proactive Outage Notification
ii.	The Managed WAN service objective is:
•	Change Management
b.	SLA Details
i.	Coverage Categories. The Managed WAN SLAs vary by network provider, geographic location and outage type as defined below.
1.	Geographic Location. The location of a Customer site determines the applicable service levels. The countries covered under the Managed WAN SLA are divided into four categories:
1.	U.S. — Contiguous 48 states and Hawaii

2.	Global Tier A

Australia	Germany	Norway
Austria	Hong Kong, China	Singapore
Belgium	Ireland	South Korea
Canada	Italy	Spain
Denmark	Japan	Sweden
Finland	Luxembourg	Switzerland
France	Netherlands	United Kingdom
3.	Global Tier B — the countries where Verizon provides Managed WAN Service that are not in the U.S. or Global Tier A.
2.	Network Provider. The network provider also determines the applicable service levels. All SLAs provided herein are for the Verizon Network except where noted. The networks covered under the Managed WAN SLA are divided into three categories:
1.	Verizon Network — MCI Communications Services, Inc. d/b/a Verizon Business Services, MCImetro Access Transmission Services, LLC d/b/a Verizon Access Transmission Services; MCImetro Access Transmission Services of Virginia, Inc. d/b/a Verizon Access Transmission Services of Virginia; or MCImetro Access Transmission Services of

Contract ID: 545035-01
Verizon Business
Service Agreement
Massachusetts, Inc. d/b/a Verizon Access Transmission Services of Massachusetts.

2.	3rd Party Network — Access Type 3 or transport services from third parties approved by Verizon from time to time. The current approved 3rd Party Network providers are AT&T, Sprint, SBC, BellSouth, Qwest, Equant, British Telecom, Deutsche Telekom, and NTT.

3.	Other Verizon Networks — Verizon IP VPN as referenced in Verizon Tariff F.C.C. No. 20, Verizon Local Private Line as referenced in Verizon Tariff F.C.C. No. 1 and F.C.C. No. 11, Verizon Fast Packet — ATM as referenced in Verizon Tariff F.C.C. No. 1 and F.C.C. No. 20, Verizon Fast Packet — Frame Relay as referenced in Verizon Tariff F.C.C. No. 20.
3.	Maintenance Provider. Maintenance may be provided by one or two Verizon maintenance organizations (Verizon Data Maintenance — Network or Verizon Data Maintenance) or by an approved 3rd Party Maintenance provider. The current approved 3rd Party Maintenance providers are IBM, Siemens, Cisco, HP, NCR, and Unisys.
c.	Verizon Managed WAN Service SLA
i.	Service Level Agreement by Country Category and Level of Managed WAN Service
1.	Full Management Service Level Agreements

Region
		Global Tier A,	Global Tier B,
		Other Verizon	Other Verizon	U.S. Other Verizon
	U.S. (except Other	Networks & 3rd	Networks & 3rd	Networks and 3rd
Parameter	Verizon Networks)	Party Network	Party Network	Party Networks
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
2.	Physical Management Service Level Agreement

Region
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
3.	Monitor and Notify Service Level Agreement

Region
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
d.	Service Level Agreements and Objectives Defined

Contract ID: 545035-01
Verizon Business
Service Agreement
i.	Availability. Managed Site Availability is based on the total number of minutes in a billing month during which the Managed Site is unavailable to exchange data between all Managed WAN Services sites, divided by the total number of minutes in that month. Sites are considered available whether data is passing through the primary connection or through a back up connection. Availability is based on the total number of minutes per billing month and site design:
•	No backup — Measures the site availability for sites that have no ISDN, Analog dial, or other backup through diverse circuits

•	ISDN backup — Measures the site availability for sites that have ISDN dial, Analog dial, or other backup

•	Dual router, dual circuit backup — Measures the site availability for sites that have 2 connected routers running hot standby routing protocol (“HSRP”) each with a separate diverse circuit, one router with a primary circuit, and the other router with an ISDN dial, Analog dial, or other diverse circuit.

1.	Calculation. Availability is the percentage of time that the Customer’s site is available within a given billing month. Availability only applies to Network Outages.
Monthly Managed Site Availability (%) =

1 Minus ( Total minutes of site Network Outage per month / # days in month x 24 hrs x 60 min ) x 100%
2.	Credit Structure and Amounts. Customers will be credited for Managed WAN Service MRCs for the affected site.
1.	Availability with dual routers / dual circuits (Applies to Site level performance)

Credit as a % of Managed WAN Service MRC
			Global Tier A,	Global Tier B,
			Other Verizon	Other Verizon	U.S. Other Verizon
			Networks &	Networks &	Networks and
Managed Router to Router		U.S. (except Other	3rd	3rd	3rd
Availability %		Verizon Networks)	Party	Party	Party Networks
From	To
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]
2.	Availability with ISDN Dial Back-Up (Applies to site level performance)

Credit as a % of Managed WAN Service MRC
			Global Tier A,	Global Tier B,
			Other Verizon	Other Verizon	U.S. Other Verizon
			Networks &	Networks &	Networks and
Managed Router to Router		U.S. (except Other	3rd	3rd	3rd
Availability %		Verizon Networks)	Party	Party	Party Networks
From	To
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]

Contract ID: 545035-01
Verizon Business
Service Agreement
3.	Availability with No Back-Up (Applies to site level performance)

Credit as a % of Managed WAN Service MRC
			Global Tier A,	Global Tier B,
			Other Verizon	Other Verizon	U.S. Other Verizon
			Networks &	Networks &	Networks and
Managed Router to Router		U.S. (except Other	3rd	3rd	3rd
Availability %		Verizon Networks)	Party	Party	Party Networks
From	To
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]
3.	Exclusions. In addition to the general exclusions found below the following exclusions apply to the Availability SLA:
1.	Periods of Network Outage resulting in whole or in part from Managed WAN Service degradation, such as slow data transmission.

2.	Interruptions not reported by Customer, or for which no trouble ticket was opened.

3.	Sites installed for less than one full calendar month.
ii.	Time to Repair (“TTR”). TTR is the time to resolve a Network Outage trouble ticket at a site.
1.	Calculation. The Customer’s TTR will be based on the Network Outage time per router for each outage event. The TTR time starts when a trouble ticket is opened after a Network Outage by Verizon or the Customer, and concludes with the restoration of Managed WAN Service. TTR includes the local access line, the WAN infrastructure port, and the router. Either Verizon or approved 3rd party maintenance is required.
Managed Device Time To Repair (Hrs.) = Length of trouble ticket resolution for Network Outage per router per outage
2.	Credit Structure and Amounts. Customers will be credited for Managed WAN Service MRC for the affected site as shown below.
1.	Time to Repair with Verizon Data Maintenance — Network (applies to each router at a site)

Contract ID: 545035-01
Verizon Business
Service Agreement

Credit as a % of MRC forManaged WAN Service
			Global Tier A:	Global Tier B:
			Verizon Network,	Verizon Network,	U.S.:
Time to Repair Verizon		U.S. (except Other	Other Verizon	Other Verizon	Other
Maintenance		Verizon Networks	Networks, &	Networks, &	Verizon Networks
Network Outage Repair		and 3rd	3rd	3rd	and 3rd
Time (Per incident)		Party Networks)	Party Network	Party Network	Party Network
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]
2. Time to Repair with Verizon Data Maintenance and Approved Non-Verizon Maintenance (applies to each router at a site).

Credit as a % of MRC forManaged WAN Service
Time to Repair		Global Tier A:	Global Tier B:
Non-Verizon		Verizon Network,	Verizon Network,
Maintenance	U.S. (except Other	Other Verizon	Other Verizon	U.S.: Other
Network Outage	Verizon Networks	Networks, &	Networks, &	Verizon Networks
Repair Time (Per	and 3rd	3rd	3rd	and 3rd
incident)	Party Networks)	Party Network	Party Network	Party Network
[**]	[**]	[**]	[**]	[**]
3.	Exclusions. In addition to the general exclusions found below the following exclusions apply to the TTR SLA:
1.	Sites with Verizon Data Maintenance — Network located outside of a [**] mile (U.S. sites only) or [**] kilometer radius (Global Tier A and B) of an authorized Verizon service center are excluded from the TTR SLA.

Sites with Verizon Data Maintenance — Network between [**] and [**] miles (U.S. sites only) or between [**] and [**] kilometers (Global Tier A and B) have a TTR objective of [**] hours. Sites with Verizon Data Maintenance — Network beyond a [**] mile (U.S. sites only) or [**] kilometer radius (Global Tier A and B) have a TTR objective of [**] hours. There are no credits payable for not meeting these objectives.

2.	Periods of Network Outage resulting in whole or in part from Managed WAN Service degradation, such as slow data transmission.

3.	Sites with DSL or satellite access connections.
iii.	Managed WAN Service Installation SLA. The Managed WAN Service Installation SLA is defined as the period of time to install the Managed WAN Service at a site.
1.	Calculation. The Managed WAN Service Installation SLA time period starts the date the Customer approves the CDD provided by Verizon and ends the date the Managed WAN Service is up and billable at that site.

2.	Credit Structure and Amounts. Customer will receive a [**]% refund of the non-recurring Managed WAN installation fee for a site if Verizon fails to install the Managed WAN Service within [**] for that site.

3.	Exclusions. In addition to the general exclusions found below the following exclusions apply to the Managed WAN Service Installation SLA:

Contract ID: 545035-01
Verizon Business
Service Agreement
1.	A Customer-ordered installation date that is prior to the [**] installation SLA;

2.	Installations outside of the 48 contiguous United States;

3.	Delays resulting from an order suspension due to Customer credit issues;

4.	Circuits greater than 1.536 Mbps;

5.	Access circuits or ports not ordered by Verizon;

6.	Circuits terminating outside of the 48 contiguous United States;

7.	Other Verizon Networks.
iv.	Proactive Outage Notification SLA. The proactive outage notification SLA provides credits if Verizon fails to notify Customer of a Network Outage as provided herein. Proactive Notice is provided by different means depending on the type of Managed WAN Service. Proactive Notice will be provided to the Customers’ designated point of contact by e-mail or pager.
1.	Calculation. The Notification Period begins with opening of a trouble ticket for a Network Outage. Verizon has [**] to notify Customer’s primary point of contact from the start point of the Notification Period. Verizon is in compliance with the proactive outage notification SLA if the Customer opened the trouble ticket or contacts Verizon within the Notification Period. Verizon will provide the ticket number and an initial status.

2.	Credit Structure and Amounts. Customer will receive a credit equal to [**]% of the MRC for each Managed WAN Service site that was impacted during a Network Outage that was not properly notified.

3.	Exclusions. In addition to the general exclusions found below A, the following exclusions apply to the Proactive Outage Notification SLA:
1.	Periods of Network Outage resulting in whole or in part from Managed WAN Service degradation, such as slow data transmission.

2.	Events that affect multiple customers including without limitation cable or fiber cuts.

3.	Customer point of contact unavailability due to incorrect contact information or other cause.
v.	Change Management Service Level Objective. The Change Management service level objective is to complete certain change management requests, listed below, within [**] of the change being scheduled with Customer (an “Express Change”), or within [**] if designated by Customer as an emergency (an “Emergency Change”). Emergency Changes must be requested by Customer’s submission of a Priority 1 trouble ticket.
1.	Definition. Express Change Request Types. These are a subset of current change request types that would be eligible for the change management objective:
a.	Activate Previously Configured LAN Interface.

b.	Privilege Exec Commands — Add or Modify

c.	Filters/Access-lists — Add, Delete or Modify

Contract ID: 545035-01
Verizon Business
Service Agreement
d.	Static Route — Add (include redistribution requirements), Delete or Modify

e.	Request Copy of Router Configuration.

f.	Sub Interface — Add (include routing requirements), Delete or Modify Both Emergency and Express change requests do not provide for scheduling, coordination, follow-up, impact assessment or evaluation before or after such request by Customer.
2.	Credit Structure and Amounts. The Change Management service level objective and has no associated credit.

3.	Exclusions. In addition to the general exclusions found below, the following exclusions apply to the Change Management Service Level Objective:
1.	Requests submitted between the hours of 12:01 p.m. eastern U.S. time Friday — 11:59 a.m. eastern U.S. time, Sunday.

2.	Incomplete information, including the specific commands/configurations.
e.	Credit Application Process
i.	Managed WAN Services SLA Application Structure. Credits are not cumulative month to month. If the SLA issue exceeds [**], the same schedule applies for each consecutive month. The maximum credit within any one month for the aggregate SLA credits within that month is [**]% of the total MRC for the Managed WAN Service for all sites. Verizon’s data and calculations will be used to determine if an SLA has been missed and a credit is due. Verizon will issue a credit within [**] if its determination of non-compliance with an SLA.

ii.	Process for Customers to Apply for SLA Credits. Customer completes two steps in order to have an outage qualify for a Service Level Agreement credit. First, except for the Installation SLA, a trouble ticket needs to be opened in response to Managed WAN Service issues at the time of the Managed WAN Service issue. Second, a written request for credit must be made to the account team contact.
1.	Opening a Trouble Ticket. For the Availability, Time to Repair, and Proactive Outage Notification SLAs, a Network Outage trouble ticket must be opened on Verizon’s systems, either by Verizon or by Customer’s request. A trouble ticket provides the record of Network Outage events.

2.	Submitting a Service Level Agreement Credit Request
1.	Installation SLA. Customer must make a written request (e-mail or fax) to the Verizon Account Team for a credit within [**] after the date that the circuit installation is completed that is beyond the [**] SLA with the following information:
•	The site and circuit identifier

•	The date the site and circuit should have been installed

•	The date the site was installed

•	The date that Customer approved the CDD
2.	Availability, Time To Repair, and Proactive Outage Notification SLA. Customer must make a request in writing (e-mail or fax) to the Verizon

Contract ID: 545035-01
Verizon Business
Service Agreement
Account Team for a credit within [**] of the end of the month for which an SLA credit is due with the following information:
•	The date the site and circuit outage(s) occurred

•	The time the site and circuit outage(s) began and ended

•	The site(s) and circuit ID(s) for each affected site.

•	Trouble Ticket number for each site and event.
3.	Service Level Agreement Credit Time Limitation. If Verizon has failed to meet the same SLA for [**] consecutive months, Customer may elect to:
•	continue the Managed WAN Service with a limit of [**] months of credits for any individual SLA within a 12-month period.

•	discontinue Managed WAN Service without liability except for charges incurred prior to discontinuation of the Managed WAN Service. Customer must submit a written disconnect notice to their Verizon Account Team within [**] following the end of either the third or subsequent consecutive month of Verizon’s failure to meet the SLA.
If 3rd Party Network or Maintenance provider causes in whole or in part the payout of SLA credits for [**] consecutive months, Verizon has the following options:
•	require a change of 3rd Party Network or Maintenance provider, as applicable; or

•	terminate its performance obligations under this Managed WAN SLA for the related SLA.
f.	General Exclusions. The following exclusions apply to all Service Level Agreements contained in this document:
i.	No credit will be due to the extent the SLA is not met because of any act or omission on the part of the Customer, its contractors or vendors, or any other entity over which the Customer exercises control or has the right to exercise control, other than acts or omissions of Verizon approved 3rd Party Network or 3rd Party Maintenance providers,

ii.	No credit will be due to the extent the SLA is not met because of a Force Majeure event, as defined in the Agreement.

iii.	No credit will be due to the extent the SLA is not met because of scheduled maintenance by Customer or entities under Customer’s direction or control.

iv.	No credit will be due to the extent the SLA is not met because of scheduled maintenance by Verizon within Verizon’s maintenance windows.

v.	Except for the Installation SLA, no credit will be due to the extent the SLA is not met because the Managed WAN Service is not up and billable.

Contract ID: 545035-01
Verizon Business
Service Agreement
vi.	No SLA applies unless the CPE is under 24 x 7 maintenance coverage with a [**] response time with Verizon or an Verizon approved 3rd party maintenance provider.

vii.	No credit will be due to the extent the SLA is not met because of the amount of time delays due to Customer Time.

viii.	No credit will be due to the extent the SLA is not met because proper power is not available to the CPE.
g.	Terms and Definitions

Terms and Definitions	Definition
3rd Party Maintenance	Maintenance services from third parties approved by Verizon from time to time. The current approved 3rd Party Maintenance providers are [**].
3rd Party Network	Transport services or local access from third parties approved by Verizon from time to time. The current approved 3rd Party Network providers are [**].
Access Type 3	Circuits for which local access is not furnished via Verizon or Verizon-affiliate facilities.
Billing Month	The period of time used for the monthly invoice. This is usually a minimum of 30 days but starts after the first of any month.
circuit	A circuit is a Connection, port, CAR and local access.
Connection	Connection is a port on Customer’s WAN connected to Verizon or a 3rd Party Network.
Customer Premise Equipment (“CPE”)	Service equipment located at the Customer site.
Customer Time	Time delays attributable to or caused by one or more of the following:
• Incorrect or incomplete information provided by Customer;
• Verizon or the Verizon approved maintenance provider being denied access to CPE or network components at the Customer location when access is required;
• Failure or refusal by Customer to release the circuit for testing; or
• Customer unavailability where needed to close a trouble ticket.
MRC	Monthly Recurring Charge.
Network Outage (Hard Outage)	Managed WAN Service degradation such that Customer is unable to use the Managed WAN Service and Customer is prepared to release the circuit to Verizon for immediate testing.
Port	An entrance to and/or exit from a network.
router	The term “router” means managed WAN devices.
site	A site is Customer’s Managed WAN Service location that includes CPE and a Connection.
Trouble Ticket	The result of reporting by a Customer to Verizon of either perceived Managed WAN Service outage or Managed WAN Service degradation.
Verizon Network	MCI Communications Services, Inc. d/b/a Verizon Business Services, MCImetro Access Transmission Services, LLC d/b/a Verizon Access Transmission Services; MCImetro Access Transmission Services of Virginia, Inc. d/b/a Verizon Access Transmission Services of Virginia; or MCImetro Access Transmission Services of Massachusetts, Inc. d/b/a Verizon Access Transmission Services of Massachusetts.
INTERNET DEDICATED — MANAGED SERVICE

Contract ID: 545035-01
Verizon Business
Service Agreement
I.	Rates and Charges. Customer will pay the following non-recurring and monthly recurring rates and charges for Inernet Dedicated Managed Service.
A.	Monthly Recurring Charges (“MRC”) for Managed IDA Service. Customer will pay the following MRC for Managed IDA Service:

Router Size	MRC
[**]	[**]
[**]	[**]
[**]	[**]
B.	Non-Recurring Charges (“NRC”). Customer will pay the following NRC per router regardless of router size:

Additional Services	NRC
Managed Implementation.	[**]
Maintenance Takeover.	[**]
Expedite Charge — Request to activate router in [**] or less	[**]
Rescheduling Charge — Request to reschedule a router activation within [**] of set date.	[**]
Intra-building Move or Exchange.	[**]
-Same router and circuit
-No design impact
-Performed during normal business hours
Across Town Move.	[**]
-Within [**] mile radius
-Same route
-New circuit
-No design impact
-Performed during normal business hours
After-hours Premium. — Performed outside normal business hours	[**]
Router Exchange or Upgrade.	[**]
-Substitute one router for another at an existing site
-Installation of router memory as may be required
Router Deactivation — Disconnect of router	[**]
C.	Customer Premise Equipment (“CPE”). Customer may purchase or rent CPE from Verizon under separate agreement or provide its own CPE if approved by Verizon. For rental CPE from Verizon, Customer will pay the following MRCs for CPE rental dependent upon the applicable kit and the term commitment of the CPE rental agreement. Maintenance services are included in the pricing below:

CPE Kit	MRC
[**]
[**]	[**]
[**]	[**]
[**]
[**]	[**]
[**]
[**]	[**]
[**]	[**]
[**]	[**]

Contract ID: 545035-01
Verizon Business
Service Agreement

CPE Kit	MRC
[**]	[**]
[**]
[**]	[**]
[**]
[**]	[**]
[**]
[**]	[**]
[**]
[**]	[**]
II.	Terms and Conditions.
A.	General Description of Internet Dedicated — Managed Services. Internet Dedicated — Managed Service overlays management services (implementation and ongoing support) for Internet dedicated access solutions and associated customer premise-based equipment (“CPE”) (collectively “Customer’s Network”). Verizon will provide the Internet Dedicated — Managed Services in the locations ordered by Customer. The Internet Dedicated — Managed Services will be performed by Verizon or through its agents and subcontractors on a commercially reasonable basis.
1.	Design Services. Verizon will create a Managed Service design with Customer’s input and approval. Verizon will activate, monitor, and manage Customer’s Network in reasonable conformance with the design. Verizon will prepare the platform necessary to monitor Customer’s Network and activate the routers to be managed.

2.	Managed Implementation. At Customer’s request and for the non-recurring charge listed herein, Verizon will provide on-site installation (“Managed Implementation”) for Verizon-provided rental CPE, or uninstalled Customer-provided CPE.

3.	Managed Take-Over. With Managed Take-Over, Verizon reviews, optimizes or takes over management of a Customer’s existing router or network. Due diligence is the first step of the process which involves collecting and analyzing the logical and physical characteristics for the existing Customer network, as well as its related equipment or assets. The due diligence process is generally accomplished in a non-intrusive manner. All router and network data must be provided by the Customer, including, but not limited to, Customer interviews, Customer-provided network diagrams, and site-specific information. Verizon will determine if Managed Take-Over can be approved during the due diligence. Upon Verizon approval, Managed Take-Over may be supported on either Verizon network access or third party network access.

4.	Monitoring and Management. Verizon provides fault management, configuration management, and security management and monitoring services for CPE managed under this Service Attachment (“Monitoring and Management”). Monitoring and Management is performed by Verizon’s Network Operating Center (“NOC”) 24 hours per day, seven days per week and is based on the International Standards Organization (“ISO”) Management Framework. Management includes out-of-band (“OOB”) management via a Customer-provided dedicated analog line and Verizon-provided OOB modem.

5.	Maintenance. Verizon will provide 7x24 on-site CPE maintenance for Verizon-provided rental CPE only (“Equipment”). Customer must obtain 7x24 on site maintenance for Customer-supplied CPE and provide Verizon with necessary maintenance information on such CPE at the time the CPE is added to the Customer Network. Verizon will call out Customer’s third party maintenance provider if Customer provides Verizon with maintenance provider details and with Letter of Agency (“LoA”) authorizing Verizon to do so at time the CPE is added to the Customer Network. If Customer does not provide maintenance provider of LoA, of if Customer cannot provide 7x24 on-site maintenance, no service level agreements (“SLAs”) will apply.

Contract ID: 545035-01
Verizon Business
Service Agreement
“Maintenance Service” means Verizon will do the following (in the U.S. Mainland only) in a good and workmanlike manner:
a.	Use commercially reasonable efforts to isolate any problems with the Equipment and to restore service following receipt of Customer’s notification that the Equipment is inoperative.

b.	Investigate trouble reports initiated by Customer and repair or replace, at Verizon’s sole discretion, any of the Equipment which fails to meet the manufacturer’s published operating specifications for the Equipment.

c.	Replace Equipment it determines needs to be replaced with equipment of like kind and functionality from a manufacturer of Verizon’s choice at the time of replacement (“Exchange Unit”). Before replacing Equipment, Verizon will attempt to contact Customer to schedule it. The replaced unit will be returned to Company inventory at Company’s expense. For Equipment to which Customer holds title, upon replacement, Customer will obtain title to the Exchange Unit and Verizon will obtain title to the replaced Equipment.
6.	Performance Reporting. Verizon will provide Customer Performance Reporting service at no additional cost using an automated reporting and analysis tool that selects and condenses the managed router management information base (“MIB”) data into graphical reports available on demand via an internet web site provided by Verizon.
B.	Conditions of Service.
1.	Managed IDA Service is available only to purchasers of Verizon Internet Dedicated T1, NxT1, T3, or Internet Dedicated Ethemet Service (and associated access) with a minimum one-year Service Term under separate Service Attachment. Managed IDA Service is only available within the contiguous United States.

2.	Any existing CPE for which service is being added must exactly match an Verizon approved kit as set forth below, or be approved by Verizon in advance, before Service will be provided. Engineering services will be provided pursuant to an amendment to this Service Attachment and an accepted Statement of Work.

3.	Customer and its employees or agents, without prior approval from Verizon, shall neither: (a) remove, deface, or alter any serial numbers of CPE covered hereunder; nor (b) add, modify, or remove hardware or software from the CPE. Verizon shall be the maintenance provider for CPE and perform any on-site installation as required under separate agreement. Verizon will notify Customer’s technical point of contact within a reasonable period of time upon discovery of a performance issue with the CPE outside of Verizon’s responsibility.

4.	During the term of this Service Attachment, Verizon exclusively shall maintain all CPE login names, passwords, and configurations. Customer shall not have write access to the CPE and shall have read access only with Verizon’s agreement. Upon termination or expiration of this Service Attachment, Verizon shall provide Customer with such CPE login names, passwords, and configurations.

5.	Verizon will manage up to and including the local area network (“LAN”) interface on the CPE but is not responsible for Customer’s LAN operations or the interoperability of the CPE with Customer’s LAN.

6.	Up to [**] static routes will be supported. Internal routing and multi-homing are not supported.

7.	Service supports only static routing on both the CPE WAN interface (except that BGP routing will be supported for dedicated Shadow, Double, or Diverse Internet Dedicated Services obtained from Verizon) and the CPE LAN interface.

8.	Verizon will set up and make changes to Customer’s access lists; provide that Customer shall be limited to [**] lines.

9.	Except for locations where Verizon provides rental CPE, Customer must upgrade or replace any CPE that has reached the manufacturer’s end of line/end of support in order

Contract ID: 545035-01
Verizon Business
Service Agreement
for Verizon to provide Internet Dedicated — Managed Services. If Customer fails to do so, Verizon will not provide Internet Dedicated — Managed Service for such location(s).
C.	Customer Responsibilities. Customer will do the following:
1.	Customer will provide information to Verizon, its subcontractors or its designated point of contact (“Verizon or its Designees”) that is necessary or useful for Verizon to perform its obligations. In addition, Customer will provide Verizon or its Designees with reasonable access to Customer facilities, installation sites, and equipment as necessary or useful for Verizon to perform its obligations hereunder.

2.	Customer will obtain any necessary permits, licenses, variances, and/or other authorizations required by state and local jurisdictions.

3.	Customer will ensure that its electronic files are adequately duplicated and documented at all times.

4.	Customer will provide a dedicated analog line of all CPE on which Verizon performs Internet Dedicated — Managed Service under this Agreement. Customer will maintain each analog line in good working condition at all times during the Term. Modems with working PSTN lines attached are required at each Customer location for redundant access to the equipment for management purposes and for the Service Level Agreement to apply.

5.	Unless otherwise specified in this Service Attachment (or another Verizon schedule or agreement), Customer will be responsible for obtaining, installing, inter-connecting, and maintaining all equipment, software, wiring, power sources, telephone connections and/or communications services necessary for inter-connection with Verizon’s network or otherwise for use in conjunction with the Internet Dedicated — Managed Services (“Facilities”). Customer is solely responsible for ensuring that these Facilities are compatible with Verizon’s requirements and that they continue to be compatible with subsequent revision levels of Verizon-provided equipment, software and services and any necessary manufacturer upgrades. Verizon is not responsible for the availability, capacity, and/or condition of any facilities that Verizon does not provide.

6.	Verizon reserves the right to use secondary IP addressing if Customer is using unregistered IP address space. If Customer will not allow secondary IP addressing, Verizon reserves the right to assess appropriate costs for a dedicated management domain or an IP proxy hardware solution.
D.	Description of Internet Dedicated — Managed Service. Internet Dedicated — Managed Service is available only in locations in the United States where Verizon provides Internet Dedicated Access Service, Dedicated Internet Access, Dedicated Internet Access National, or CrossRoads Service. The following is a summary of the services provided as part of Internet Dedicated — Managed Service:
1.	Design Services. Verizon will work with Customer to create and approve a design to address Customer needs. Verizon will activate, monitor, and manage Customer’s Network in conformance with the design. Verizon will prepare Verizon’s platform used to monitor Customer’s Network and activate the routers to be managed.

2.	Monitoring and Management. Verizon provides fault management, configuration management, and security management and monitoring services for CPE that utilize Verizon MNS products for the charges in this Agreement. Services are performed by the NOC. The NOC provides 24 hours per day, seven days per week support coverage for monitoring and management capabilities. The services are based on the International Standards Organization (ISO) Management Framework and include Verizon fault management of Customer supplied or acquired equipment, configuration management, and security management.

3.	Project Engineer. As part of Internet Dedicated — Managed Service, Verizon will provide Customer a Project Engineer who, among other things, will perform and verify network acceptance and be the change/configuration management point of contact and the Account Team liaison. In addition, a Project Engineer will ensure that network

Contract ID: 545035-01
Verizon Business
Service Agreement
reporting tools and/or monitoring tools, as applicable, are updated to reflect implementation, changes, or deletions.
E.	Service Term. The minimum Service Term for Verizon Managed Internet Dedicated Service is one year, and if the Agreement terminates or expires prior to the termination of this Service Attachment, this Service Attachment shall continue in full force and effect under the terms and conditions of the Agreement for the longer of the minimum Service Term or the Service Term otherwise agreed to by Customer. If Customer terminates Verizon Managed Internet Dedicated Service before the end of the one-year minimum Service Term (or longer committed Service Term) for reasons other than Customer termination for Cause, Customer will pay an amount equal to [**]% of the MRC for the discontinued service(s) multiplied by the number of months remaining in the unexpired portion of the one-year commitment or committed Service Term, plus a pro rata portion of any and all credits received by Customer, in addition to any amounts owed for service already received.

F.	Reports; Property of Verizon. When this Service Attachment expires or is terminated, Customer will return all copies of any reports, recommendations, documentation, printouts, or other materials in any media form provided to Customer by Verizon hereunder. Verizon will own and retain all right and title to any ideas, designs, and other intellectual property, whether copyrightable or patentable or not, contained in those materials. No licenses or rights under any patent, copyright, trademark, or trade secret are granted or are to be implied by this Service Attachment.

G.	Warranties, Limitations of Liability and Force Majeure. Customer shall defend, indemnify and hold harmless Verizon, its affiliates and their respective employees, officers agents or contractors against any damages and expenses, including reasonable attorneys’ fees, incurred by any of them (including expenses and costs incurred by Verizon in enforcing the term of this Service Attachment) arising out of Customer’s or its employees’, contractors’ or agents’ acts, omissions or breaches of any obligations hereunder, or its use of the CPE or maintenance services in a manner not intended under this Service Attachment. Verizon warrants that any cables and connectors between the CPE and any other equipment on Customer’s premises that are provided by Verizon will be in good working order for a period of 30 days after installation unless the failure of such cables and connectors is caused by Customer’s misuse or abuse. EXCEPT AS SPECIFICALLY SET FORTH IN THE CPE TERMS, ALL CPE PROVIDED BY VERIZON IS PROVIDED “AS IS” WITHOUT WARRANTIES OF ANY KIND. VERIZON MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY EQUIPMENT, MAINTENANCE SERVICE OR RELATED PRODUCT OR DOCUMENTATION. VERIZON SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT OF THIRD-PARTY RIGHTS. NOTWITHSTANDING THE FOREGOING, THE WARRANTIES AND SUBLICENSES, IF ANY, OF THE EQUIPMENT MANUFACTURER PASS THROUGH VERIZON AND INURE TO THE BENEFIT OF CUSTOMER. Neither party is responsible for a failure to perform from Force Majeure but no Force Majeure relieves Customer of its obligation to make payments for invoiced amounts.

H.	Order Process. Customer may order Services by contacting Customer’s Verizon-designated account manager, who will process Customer’s order. This order shall constitute the binding commitment of Customer to purchase the requested Service. Verizon’s activation of Service shall constitute Verizon’s acceptance of Customer’s order, unless another mode of acceptance is expressly stated. Verizon reserves the right to reject any order for any reason, including without limitation, Verizon’s obligations under applicable laws, regulations, directives, governmental authority or orders, third party contracts, or Customer’s failure to meet Verizon’s credit approval requirements. In addition, Verizon may reject an order in the event (a) of the inability or impracticality of providing such Service in a particular geographic area in which Verizon does not have sufficient presence, capacity, corporate infrastructure or Network technical infrastructure to

Contract ID: 545035-01
Verizon Business
Service Agreement
effectively support the requested Service or (b) Verizon no longer commercially offers the Service.

I.	Service Level Agreement (“SLA”). To qualify for the Internet Dedicated — Managed Service — Service Level Agreement (“MSIDA-SLA”), the customer must have a 24x7 Maintenance Agreement for the equipment at each location. If the Maintenance Agreement is not purchased from Verizon or 3rd party vendor, the router is not covered by the Network & CPE Availability SLA and Mean Time to Repair SLA.
1.	Service Details
a.	Services Covered. Services and attributes covered by the MSIDA-SLA include the following:
i.	Internet Dedicated Access Service in the contiguous United States.

ii.	Access types 1, 2, and 4 for Internet

iii.	Managed Services

iv.	CPE that is part of a Managed Services contract for Internet Dedicated Access Service

v.	Other Verizon Networks — Dedicated Internet Access, Dedicated Internet Access National and CrossRoads.
b.	Exclusions. Exclusions to the MSIDA-SLA include the following:
i.	Customer-Provided Access: Access lines purchased by the customer through a provider other than Verizon and billed directly to the customer are excluded from this SLA

ii.	CPE associated with the Internet Service that is not part of a Managed Service contract.
c.	Coverage Categories. The service commitments defined in the MSIDA-SLA vary by outage type. The MSIDA-SLA defines service disruptions as either a Hard Outage or Soft Outage. The Service Restoration Priority determines the ranking of the repair actions against other service issues. These are defined as follows:
i.	Hard Outage is defined as a service disruption or degradation that prohibits use of the service. This is classified as a Priority 1 Service Restoration. The service level agreements for Network & CPE Availability and Mean Time to Repair apply to Hard Outages.

ii.	Soft Outage is defined as a degradation of service where the customer can still use the service. This is classified as a Priority 2 Service Restoration. The service level agreement for Network Latency, Denial of Services, Network Packet Delivery, and Network Jitter apply to Soft Outages.

iii.	Service Restoration Priority

Priority	Criteria
Priority 1 (Hard Outage)	• Total loss of service
• Service degradation to the point where the customer is unable to use the service and is prepared to release it for immediate testing.

Priority 2 (Soft Outage)	• Degraded service where the customer is able to use the service and is not prepared to release it for immediate testing.
2.	Verizon SLA Commitment for Internet Dedicated — Managed Service
a.	US SLA Commitments

Contract ID: 545035-01
Verizon Business
Service Agreement

Service Commitment
Parameter	Performance Standard
Network & CPE Availability	[**]
Mean Time To Repair (MTTR)	[**]
Mean Time to Repair (MTTR) for Other Verizon Networks	[**]
Network Latency	[**]
Denial of Service	[**]
Network Packet Delivery	[**]
Network Jitter	[**]
Domestic Service Installation	[**]
Domestic Service Installation for Other Verizon Networks	[**]
Proactive Outage Notification	[**]
3.	Service Level Agreement and Objectives Measurement Defined
a.	Network & CPE Availability
i.	Definition. Network Availability is defined as the total number of minutes in a billing month during which a specific circuit (including the IP Network infrastructure port and access circuit) and the customer premises equipment (CPE) is available to exchange data between end points, divided by the total number of minutes in a billing month for all managed network routers. The measure is calculated as the percentage of total time that the network is available within a month. If Verizon or a 3rd party vendor provides the router maintenance this guarantee includes the local access circuit, IP Service Network Infrastructure port, and the managed router. If no router maintenance is provided the Network & CPE Availability SLA excludes the managed router.

ii.	Calculation. Network & CPE Availability is the percentage of time that the Customers network is available within a given billing month. Network & CPE Availability only applies to Hard Outages that are always classified as Service Restoration Priority 1.

Monthly Network & CPE Availability (%) =	1 Minus	(	Total Minutes of Network & CPE non-availability per month Total # managed routers x # days in month x 24 hrs x 60 min	)	x100
iii.	Examples of Calculations for Network & CPE AVAILABILITY SLA

Customer Conditions	Formula Applied
• [**]	[**]
• [**]	[**]
iv.	CREDIT STRUCTURE AND AMOUNTS. IF VERIZON FAILS TO MEET THE NETWORK & CPE AVAILABILITY SLA, THE ACCOUNT WILL BE CREDITED THE PRO-RATED CHARGES, WHICH INCLUDE [**].

Requests for credit must be submitted in writing to the account team within [**] of opening a Trouble Ticket. In order for the outage to qualify for an SLA credit the request must contain the following information:
•	The date the outage occurred.

•	The time the outage began and ended.

Contract ID: 545035-01
Verizon Business
Service Agreement
•	The Site(s) and Circuit ID(s) for each impacted.
b.	Mean Time to Repair (MTTR) SLA
i.	Definition. Mean Time to Repair (MTTR) is the average time to restore the Service during a Network outage. This is calculated as the period of time beginning when either the Customer or an Verizon engineer opens a trouble ticket and ending when service is restored (closing of a trouble ticket with the customer). If Verizon or a 3rd party vendor provides the router maintenance this guarantee includes the local access line, the IP Network infrastructure port, and the managed router. If no router maintenance is provided the MTTR SLA excludes the managed router. This commitment also covers loss of site network connectivity due to router software failure.

ii.	Calculation. The Customer’s MTTR will be based on the cumulative time of network outage time per circuit and calculated as an average for the applicable monthly billing period. This time commences with the initiation of a trouble ticket that is opened by Verizon or the Customer, and concludes with the restoration of service.

Managed Router Monthly Mean Time to Repair (Hrs.) =	Cumulative length of Network non-availability per circuit Total number of Trouble Tickets per circuit during the billing month
iii.	CREDIT STRUCTURE AND AMOUNTS. THE CREDIT CALCULATION IS BASED ON THE AVERAGE REPAIR TIMES FOR CIRCUIT OUTAGES WITHIN A CALENDAR MONTH. CUSTOMERS WILL BE CREDITED FOR MONTHLY RECURRING CHARGES FOR AFFECTED MANAGED SERVICE, DEDICATED INTERNET ACCESS CIRCUITS AND IP SERVICE NETWORK INFRASTRUCTURE PORT FEES. EXAMPLE CREDITS START WHEN THE AVERAGE MTTR REACHES [**].

Requests for credit must be submitted in writing to the account team within [**] of opening a Trouble Ticket. In order for the outage to qualify for an SLA credit the request must contain the following information:
•	The date the outage occurred.

•	The time the outage began and ended.

•	The Site(s) and Circuit ID(s) for each impacted.

Credit as a % of Internet Dedicated Access Service and Managed Service MRC
(based upon Network Outage to Repair Time)
From	To
Hours:Min:Sec	Hours:Min:Sec	Credit Percentage
[**]	[**]	[**]
[**]	[**]	[**]
[**]		[**]
c.	Network Latency SLA
i.	Definition. Verizon’s U.S. Latency service commitment averages round-trip transmissions of [**] or less between Verizon-designated inter-regional transit backbone routers (“Hub Routers”) in the contiguous U.S.

Contract ID: 545035-01
Verizon Business
Service Agreement
ii.	Calculation. Network Latency is measured by averaging sample measurements taken during a calendar month between Hub Routers. Network performance statistics relating to U.S. Latency performance statistics are posted at the following location: www.verizonbusiness.com/terms

iii.	Credit Structure and Amount. Verizon’s failure to meet any Network Latency service commitment in a calendar month this will result in the Customer’s account being automatically credited for that month. The credit will consist of [**].
d.	Denial of Service
i.	Definition. Verizon will respond to Denial of Service attacks reported by Customer within [**] of Customer opening a complete trouble ticket with Verizon Customer Support. To open a trouble ticket for Denial of Service, the Customer must call Verizon at 1-800-900-0241 (Option 4) and state: “I am under a Denial of Service Attack.” A complete trouble ticket consists of Customer’s Name, Account Number, Caller Name, Caller Phone Number, Caller Email Address and Possible Destination IP address/type of Attack. Verizon shall use trouble tickets and other appropriate Verizon records to determine, in its sole judgment, in SLA compliance. Customer must notify Verizon no later than 30 days after the Denial of Service attack(s) occurred.

ii.	Calculation. Verizon characterizes a Denial of Service attack as more than [**]% bandwidth utilization.

iii.	Credit Structure and Amounts. If Verizon fails to meet the denial of Service Responses SLA, the Customer’s account will be credited, at the Customer’s request, for the [**].
e.	Network Packet Delivery
i.	Definition. Verizon’s North American Network Packet Delivery SLA is packet delivery of [**]% or greater between Verizon designated Hub Routers in North America. This SLA measurers the unit of data sent across the network.

ii.	Calculation. Packet Delivery is measured by averaging sample measurements taken during a calendar month between Hub Routers. Each month’s Network performance statistics relating to the Network Packet Delivery SLAs shall be posted at: www.verizonbusiness.com/terms.

iii.	Credit Structure and Amounts. If Verizon fails to meet the Network Packet Delivery SLA in a calendar month this will result in the Customer’s account being automatically credited for that month. The credit will consist of [**].
f.	Network Jitter
i.	Definition. Verizon’s North American Network jitter performance will not exceed [**] between Verizon designated inter-regional transit backbone network routers Hub routers in the contiguous U.S. Jitter is defined as the variation or difference in the end-to-end delay between received packets of an IP or packet stream. Jitter is usually caused by imperfections in hardware or software optimization and varying traffic conditions and loading Excessive delay variation in packet streams usually results in additional packet loss, which impacts quality.

ii.	Calculation. Jitter shall be measured by averaging sample measurements taken during a calendar month between Hub Routers. Each month’s Network performance statistics relating to the Network Jitter SLAs shall be posted at www.verizonbusiness.com/terms.

Contract ID: 545035-01
Verizon Business
Service Agreement
iii.	Credit Structure and Amounts. If Verizon fails to meet the Network Jitter commitment in a calendar month this will result in the Customer’s account being automatically credited for that month. The credit will consist of [**].
g.	U.S. Domestic Service Installation SLA
i.	Definition. Verizon’s Service Installation SLA is for Verizon ordered telephone company circuit, activation of an Verizon port, and installation of the managed router to be completed within [**] for T1 services and [**] for T3 services.

ii.	Calculation. The install date shall be counted from the date Verizon has received all of the following from Customer: signed contract (e.g., Service Agreement or Amendment), completed Customer Information Form, and (if requested by Verizon) completed credit application.

iii.	Credit Structure and Amounts. To claim a credit, Customer must request it by calling the Billing Inquiry/Trouble telephone number on its invoice. At the time of this call, Customer must provide the company name, account number, circuit ID, Service, contact name and number, email address, SLA install date, and the actual install date in order to process the request. If Verizon determines in its reasonable commercial judgment that there is a Circuit Install SLA non-compliance, at Customer’s request, Customer’s invoice will be credited an amount equal to [**]% of Verizon’s billed install charge, to include any applicable Internet Port/service install charges and Verizon ordered and billed access install charges for the service for which the SLA is not compliant.
h.	Proative Outage Notification SLA
i.	Definition. Verizon provides two types of reporting commitments.
1.	Network Outage Notification: Network provides Customer notification within [**] after it is determined that service is unavailable. Unavailability is triggered by the receipt of a network alarm form Verizon’s Network Management System; this is the device by which Verizon identifies that a network outage has occurred. Verizon’s standard procedure is to ping Customer’s router every [**]. If the router does not respond after [**] ping cycles, Verizon will deem the service unavailable and the Customer’s point of contact will be notified by e-mail or pager, as elected by Verizon.

2.	Scheduled Maintenance Notification: provides customer notification on any maintenance at the UUNET hub to which Customer’s circuit is connected (a) of which Customer is notified [**] in advance, and (b) that is performed during a standard maintenance window. The standard maintenance window is Tuesdays and Thursdays from 3 AM to 6 AM local time of the UUNET hub to which the circuit is connected. Notice of Scheduled Maintenance will be provided to Customer’s designated point of contact by e-mail or pager, as elected by Verizon.
Proactive Outage Notifications are only available for service provided entirely in the contiguous U.S. Customer is solely responsible for providing Verizon accurate and current contact information for their designated points of contact.

ii.	Calculation

Contract ID: 545035-01
Verizon Business
Service Agreement
•	Network Outage Notification: Within [**] after it is determined that service is unavailable.

•	Scheduled Maintenance Notification: Provides customer notification [**] in advance.
iii.	Credit Structure and Amounts. If Verizon fails to meet the Proactive Outage Notification SLA, at Customer’s request, the account shall be credited the [**].

In order to receive a credit on the Proactive Outage Notification SLA, the customer must request the Service Level Agreement credit in writing from the Account Team within [**] of the service outage. The written documentation must contain the following:
1.	The date the site and circuit outage occurred

2.	The time the site and circuit outage began and ended

3.	The site(s) and circuit ID(s) for each that did not receive notification within the Proactive Outage Notification SLA time frame.
4.	Credit Application Process
a.	SLA for Managed Interned Dedicated Access. Customer can request to have compliance checked for all of the standard SLA commitments when requesting credits in any given month. Verizon’s calculations will be used to determine if an SLA has been missed and a credit is due to a customer. Verizon will credit the customer’s account within [**] following Verizon’s confirmation of non-compliance with the SLA.

b.	Process for Customers to Apply for SLA Credits. The customer completes two steps in order to have an outage qualify for a Service Level Agreement credit. First, a trouble ticket needs to be opened in response to service issues. The second step is to request the credit in writing from the account team contact.
i.	Opening a Trouble Ticket. A Trouble Ticket is required to record the event of a Network Outage. Routinely Verizon Managed Services Operations will generate a trouble ticket for the Customer. The Customer could also notify the appropriate Verizon Customer Service Center or use its Web-based tool to also initiate a trouble ticket. The number for the assigned Customer Service Center is printed on the customer’s invoice. Access to the Web-based tool can be requested at the first use or anytime thereafter by contacting your Account Team.

ii.	Service Level Agreement Credit Time Limitation. The customer has options regarding the service after [**] of non-compliance on the part of Verizon for the Service Level Agreement.
1.	The customer may elect to continue the service for the site inclusive of the credit provided, however, a customer is limited to [**] of credits for any individual SLA within a 12-month period.

2.	The customer may elect to discontinue service without liability except for charges incurred prior to discontinuation of the service. In order to cancel service, the customer must submit a written disconnect notice to their Verizon Account Team within [**] following the end of either the third or subsequent consecutive month of Verizon’s failure to meet the SLA.

Verizon has the right to terminate its performance obligations under this MSIDA-SLA at any time after the third consecutive month of non-compliance for any individual SLA.

Contract ID: 545035-01
Verizon Business
Service Agreement
5.	Exclusions
a.	General Exclusions. The following exclusions apply to all Service Level Agreements contained in this document:
i.	Any act or omission on the part of the Customer, its contractors or vendors, or any other entity over which the Customer exercises control or has the right to exercise control;

ii.	Labor strikes;

iii.	Natural disasters;

iv.	Scheduled maintenance on the part of the Customer, customer contractors or customer vendors;

v.	Scheduled maintenance on the part of Verizon which are within Verizon’s maintenance windows;

vi.	Lapses of service associated with new installations (e.g. before new service acceptance by Customer);

vii.	Lapses of service that are not associated with Verizon provided service;

viii.	Force majeure events beyond the reasonable control of Verizon (including, but not limited to, acts of God, government regulation, acts of domestic and/or international terrorism, and national emergency).
b.	Availability Exclusions
i.	Availability measurements do not include periods of Network Outage resulting in whole or in part from one or more of the following causes:
1.	Periods of service degradation, such as slow data transmission.

2.	“Customer Time,” the time identified on the trouble ticket (if any) attributable to or caused by, through no fault of Verizon, the following:

3.	Incorrect or incomplete callout information provided by Customer which prevents Verizon from completing the trouble diagnosis and service restoration;

4.	Verizon being denied access to network components at the Customer location when access is required to complete trouble shooting, repair, diagnosis, or acceptance testing;

5.	The CPE Maintenance Provider must have access to the CPE to restore and fix;

6.	Customer’s failure or refusal to release the circuit for testing;

7.	Verizon calling Customer to close a trouble ticket, but Customer being unavailable, or Verizon being unable to verify service restoration with a Customer;

8.	Any other act or omission on the part of Customer, or
ii.	Schedule Maintenance

iii.	Force Majeure events beyond Verizon’s reasonable control, including but not limited to Acts of God, government regulation, labor strikes natural disaster, and national emergency.

iv.	Interruptions not reported by Customer, or for which no trouble ticket was opened.

v.	Trouble tickets associated with new installations (before Customer accepts a new service) or opened for circuit monitoring purposes only.

vi.	All routers not under 24x7 Maintenance through Verizon or another vendor.

vii.	Unavailability continuing for [**] or less which Customer fails to report to Verizon within [**] from the date the SLA was not met, or any unavailability resulting from:
•	Verizon Network maintenance;

•	any Customer-ordered telephone company circuits;

Contract ID: 545035-01
Verizon Business
Service Agreement
•	Customer’s applications, equipment, or facilities;
viii.	Mean Time to Repair Exclusions. The MTTR guarantee only applies to those service issues for which Customer or Verizon opens an Verizon trouble ticket and for Customer subsequently allows necessary access to Customer premises and provides circuit release for testing. MTTR measurements will exclude the following:
1.	“Customer Time,” the time identified on the trouble ticket (if any) attributable to or caused by, through no fault of Verizon, the following:
1.	Incorrect or incomplete callout information provided by Customer which prevents Verizon from completing the trouble diagnosis and service restoration;

2.	Verizon being denied access to network components at the Customer location when access is required to complete trouble shooting, repair, diagnosis, or acceptance testing;

3.	Customer’s failure or refusal to release the circuit for testing;

4.	Verizon calling Customer to close a trouble ticket, but Customer being unavailable, or Verizon being unable to verify service restoration with a Customer;

5.	Any other act or omission on the part of Customer, or
2.	Scheduled maintenance.

3.	Force Majeure events beyond Verizon’s reasonable control, including but not limited to Acts of God, government regulation, labor strikes, natural disasters, and national emergency.

4.	Trouble tickets associated with any act or omission of any third party other than the local access provider.

5.	Interruptions not reported by Customer, or for which no trouble ticket was opened.

6.	Trouble tickets associated with new installations (before Customer accepts a new service) or opened for circuit monitoring purposes only.

7.	Trouble tickets associated with any router hardware failure for customer sites located outside of a [**] mile (U.S. sites only) radius of an authorized Verizon service center. For sites outside of a [**] mile radius, Verizon’s objective will be no respond to the site within [**] of trouble ticket initiation. Verizon does not guarantee that this [**] objective will be met.

8.	All routers not under 24x7 Maintenance through Verizon or another vendor.
ix.	Network Latency Exclusions. In addition to the above, Network Latency SLA measurements do not include Force Majeure events beyond Verizon’s reasonable control, including but not limited to Acts of God, government regulation, labor strikes, natural disasters, and national emergency.

x.	Network Packet Delivery Exclusions. In addition to the above, Network Packet Delivery SLA measurements do not include Force Majeure events beyond Verizon’s reasonable control, including but not

Contract ID: 545035-01
Verizon Business
Service Agreement
limited to Acts of God, government regulation, labor strikes, natural disasters, and national emergency.
xi.	Network Jitter Exclusions. In addition to the above, Network Jitter SLA measurements do not include Force Majeure event beyond Verizon’s reasonable control, including but not limited to Acts of God, government regulation, labor strikes, natural disasters, and national emergency.

xii.	Service Installation Exclusions. Service Installation measurements do not include the following:
1.	Any promotional offerings on any installation fees;

2.	A Customer-ordered installation date that is within the Service Installation Period;

3.	Unavailability of Customer’s premises, equipment, or facilities required to install the service;

4.	Installations outside of the forty-eight (48) contiguous U.S. states;

5.	Delays due to causes beyond Verizon’s control;

6.	Delays resulting from an order suspension due to credit issues involving the customer or customer not passing Verizon’s credit check;

7.	Delays resulting from inaccurate or incorrect order information from Customer;

8.	Customer-ordered telephone company circuits.

9.	Any act or omission on the part of the Customer, its contracts or vendors, or any other entity over which the Customer exercises control or has the right to exercise control;

10.	Force Majeure events beyond Verizon’s reasonable control, including but not limited to Acts of God, government regulation, labor strikes, natural disasters, and national emergency.
xiii.	Proactive Outage Notification SLA Exclusions. Customer notification calculations will not include the following:
1.	“Customer Time,” the time identified on the trouble ticket (if any) attributable to or caused by, through no fault of Verizon, the following:
1.	Incorrect or incomplete point of contact information provided by Customer which prevents Verizon from completing the trouble diagnosis and service restoration

2.	Verizon calling Customer to close a trouble ticket, but Customer being unavailable, or Verizon being unable to verify service restoration with a Customer
2.	Scheduled maintenance.

3.	Force Majeure events beyond Verizon’s reasonable control, including but not limited to Acts of God, government regulation, labor strikes, natural disaster, and national emergency.

4.	Interruptions not reported by Customer, or for which no trouble ticket was opened.

5.	Trouble tickets associated with new installations (before Customer accepts a new service) or opened for circuit monitoring purposes only.

6.	Periods of service degradation, such as slow data transmission.

Contract ID: 545035-01
Verizon Business
Service Agreement
7.	Catastrophic or Major events such as fiber cuts or network switch outages that effect multiple Customers.

8.	Customer point of contact unavailable to receive notification.

9.	Customer point of contact information (e-mail, pager) incorrect or not operable.

Contract ID: 545035-01
Verizon Business
Service Agreement
Customer Premises Equipment
CUSTOMER PREMISES EQUIPMENT
A.	General. The provisions of the Guide relating to Customer Premises Equipment or “CPE” (the “CPE Terms”) will apply to any Customer order to Verizon for one or more of the following CPE services, in the U.S. Mainland only, during the term of the Agreement of which this service attachment is a part: (i) purchase; (ii) purchase, installation and maintenance subject to third-party lease; (iii) monthly rental, (iv) term rental, (v) installation service, (vi) maintenance service, and (vii) maintenance takeover service. Order need not be signed but Verizon will send Customer a written confirmation (including email) before processing the order. Certain current Guide terms regarding CPE are described in part below (without limitation).

B.	Pricing and Payment. Customer will pay the rate stated on Verizon’s documentation of an order for installation; purchase; and the purchase and installation elements of purchase, installation and maintenance subject to third-party lease; provided that the rate is current — i.e., was first quoted within [**] of the order’s submission. For other CPE Services, Customer also will pay the rate stated on Verizon’s order documentation, subject to the following. After expiration of any service term commitment by Customer for a particular unit of Equipment, Verizon may change the rates and will provide [**] notice any increase. Any charges for such CPE do not contribute to the AVC or any other minimum purchase requirement.

C.	Title and Risk of Loss. Title to each item of equipment under purchase or purchase, installation and maintenance subject to third-party lease, passes to Customer upon Verizon’s receipt of full payment for that item of equipment. Customer bears the risk of loss or damage to rental CPE after installation and while such equipment is located at an installation site and shall pay Verizon the reasonable and customary costs of repair or replacement if loss or damage occurs.

D.	Maintenance. Verizon has the exclusive right maintain CPE subject to maintenance under this Agreement. Customer acknowledges that it is Customer’s responsibility to replace (or support) CPE when it is no longer supported by the CPE manufacturer (“Unsupported CPE”). Maintenance service for Unsupported CPE is limited to the level of service Verizon can provide using commercially reasonable efforts:

E.	Customer Responsibilities. Customer hereby authorizes Verizon or its assignee to endorse Customer’s name upon any uniform Commercial code filings reasonably necessary to protect the interests of Verizon, its contractors or assignees, if any, in the CPE. Verizon and its contractors are not responsible or liable for Customer’s failure to provide backup power, or to adequately duplicate or document files or for data or files lost during the course of performance of maintenance services. Customer will provide a physical and electrical environment for the CPE that meets Verizon specifications and provide Verizon full access to the CPE. Customer shall not move or remove any item of CPE maintained under the CPE Terms without Verizon’s prior written consent. For rental CPE, Customer shall provide insurance meeting Verizon’s requirements. Customer shall not do anything inconsistent with Verizon’s or its assignee’s interest in the CPE.

F.	Warranties, Limitations of Liability and Force Majeure. Customer shall defend, indemnify and hold harmless Verizon, its affiliates and their respective employees, officers agents or contractors against any damages and expenses, including reasonable attorneys’ fees, incurred by any of them (including expenses and costs incurred by Verizon in enforcing the CPE Terms) arising out of Customer’s or its employees’, contractors’ or agents’ acts, omissions or breaches of any obligations hereunder, or its use of the CPE or maintenance services in a manner not intended under the CPE Terms. Verizon warrants that any cables and connectors between the CPE and any other equipment on Customer’s premises that are provided by Verizon will be in good working order for a period of [**] after installation unless the failure of such cables and connectors is caused by Customer’s misuse or abuse. Verizon warrants that maintenance service will be performed in a good and workmanlike manner. Customer’s sole remedy for a breach of that warranty is for Verizon to reperform the defective work. Except as specifically set forth in the

Contract ID: 545035-01
Verizon Business
Service Agreement
CPE Terms, all CPE provided by Verizon is provided “as is” without warranties of any kind. Verizon makes no warranties, express or implied, as to any CPE equipment or related product/service or documentation. Verizon specifically disclaims any and all implied warranties, including without limitation, any implied warranties of merchantability, fitness for a particular purpose or noninfringement of third-party rights. Notwithstanding the foregoing, the end user warranties and sublicenses, if any, of the equipment manufacturer pass through Verizon and inure to the benefit of Customer. Neither party is responsible for a failure to perform resulting from Force Majeure but no Force Majeure relieves Customer of its obligation to make payments for involved amounts. In no event will Verizon be obliged to provide credits for service interruptions to Verizon communication services provided to Customer as a result of any act or failure to act under this Agreement.

G.	Term, Termination and Early Termination Charge.
1.	If either party materially or repeatedly defaults in the performance of any of its obligations under the aspects of this Agreement that apply to CPE and does not substantially cure that default within 10 days of being given notice of it, then the other party may terminate the aspects of this Agreement that apply to CPE (without affecting the remainder of the Agreement), as of a date specified in its notice of termination.

2.	Upon termination, Verizon has the right to exercise one or more of the following remedies, in addition to any other remedies Verizon may exercise, in law or equity: (1) recover from Customer all amounts due and unpaid, and (2) repossesses any CPE for which title has not passed to Customer. Upon termination, Customer must remove Customer-owned CPE. Customer must return or dispose of rented CPE in accordance with Verizon’s requirements within 5 business days after the expiration or termination of the CPE Terms (as a whole or with respect to a particular item of Equipment), or the actual termination of service under the CPE Terms if Customer and Verizon have agreed to it occurring before the 30 day notice period has expired, whichever is sooner. Customer is liable for any loss or damage to CPE resulting from theft, disappearance, fire or any other cause. For each item of CPE not returned, for any reason, within the 5 day period, Customer will be deemed to have purchased such CPE and shall pay Verizon the replacement cost, plus any additional costs incurred by Verizon in replacing the CPE.

3.	If Customer terminates a unit of CPE service before the end of a service term commitment, Customer will pay, without limitation (a) an amount equal to the monthly recurring charges for the terminated unit of service for each month remaining in the service term commitment, and (ii) any credits received by Customer with respect to that unit.
H.	Export and Legal Compliance. Customer acknowledges that certain equipment, software and technical data which may be provided under this Agreement may be subject to export and re-export controls under the U.S. Export Administration Regulations and/or similar regulations of the U.S. or any other country. Customer shall not export or re-export any such equipment, software, technical data or any direct product thereof in violation of any such laws. Customer shall comply with all laws and regulations, including but not limited to import and custom laws and regulations.
IT Solutions
     DATA CENTER COLOCATION SERVICES (US ONLY)
I.	Rates and Charges. Customer will pay the monthly recurring charges (“MRC”), which except for Premium Data Center Colocation Power Options, are fixed for the Term of this Agreement, and the non-recurring charges (“NRC”) for Data Center Services set forth below, based on the options selected. Verizon may adjust the MRCs Power Options for Premium Data Center Customers on a once per calendar year basis. The then current power rates will be posted to the Guide or customers will be notified by invoice message, billing insert, email, or mail [**] prior to rates being effective. MRCs for Power Options are not discountable. MRCs will begin accruing on the Service Activation Date applicable to each Service, unless Customer has not provided Verizon with all information reasonably requested by Verizon for the

Contract ID: 545035-01
Verizon Business
Service Agreement
provisioning of Services. If Customer fails to provide Verizon with such information, MRCs will begin accruing on the [**] following the date of Customer’s execution of the Agreement or Customer’s placement of an order for Data Center Services, as applicable. Notwithstanding anything to the contrary in the Agreement, Verizon will not waive, and Customer will pay, any standard installation and any other NRCs for Data Center Colocation services. Install fees for contract renewals are not applicable unless there is a change in configuration.
A.	Data Center Colocation Service — Standard.
1.	Equipment Space Options.

Equipment Space	Install Fee	MRC
[**]	[**]	[**]
2.	Power Options. AC Power is not protected by a UPS.
a.	Standard Power. (one per Cabinet ordered)

Cabinet Space	Install Fee	MRC
[**]	[**]	[**]
[**]	[**]	[**]
b.	Power Upgrades. Ordered in lieu of Standard Power Option for each Cabinet ordered.

AC Power	Install Fee	MRC
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
c.	Power Options. Supplemental Power to standard Power Options or to Power Upgrades.

AC Power	Install Fee	MRC
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
3.	Cross Connects.

Contract ID: 545035-01
Verizon Business
Service Agreement

Cross-Connect Cable Type	MRC
[**]	[**]
[**]	[**]
[**]	[**]
4.	UPS Units. Verizon provides no maintenance for the UPS units or optional hardware listed below. A rack-mounting kit is included with all UPS units listed below.

UPS Units (with rack mountable kit)	NRC
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]
[**]	[**]
5.	On-site Technical Support. On-site Technical Support (“Hands-and-Eyes Support”) is available to Customers with the first [**] per month provided [**]. After the first [**] per month, Customer will pay $[**] per hour for Hands-and-Eyes Support, in [**] increments.
Note: If Customer is ordering additional Verizon Services that are to be associated with Verizon’s Data Center Colcation, such services are via a separate service attachment.
B.	Data Center Colocation Service — Advanced.
1.	Equipment Space Options.

Non-Caged Space(open Data
	Center floor)		Caged Space
Equipment Space Options	Install Fee	MRC	Install Fee	MRC
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]

*	A Caged Cabinet/Rack install fees are determined on an individual case basis (“ICB”).
2.	Power Options. AC Power is not protected by a UPS.
a.	Standard Power. (one per Cabinet ordered).

Equipment Spacee	Install Fee	MRC
[**]	[**]	[**]
[**]	[**]	[**]
b.	Power Upgrades. Power upgrades are in lieu of standard power for each cabinet ordered.

Contract ID: 545035-01
Verizon Business
Service Agreement

AC Power	Install Fee	MRC
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
c.	Power Options. Supplemental Power to standard Power Options or to Power Upgrades.

AC Power	Install Fee	MRC
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
3.	Cross Connects.

Cross-Connect Cable Type	MRC
[**]	[**]
[**]	[**]
[**]	[**]
4.	UPS Units. Verizon provides no maintenance for the UPS units or optional hardware listed below. A rack-mounting kit is included with all UPS units listed below.

UPS Units (with rack mountable kit)	NRC
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**]	[**]
[**]	[**]
5.	Additional On-site Technical Support (“Hands and Eyes Support”). First [**] per month of Hands-and-Eyes Support are provided [**]. Thereafter, Hands-and-Eyes Support is billed at $[**] per hour, in [**] increments.
C.	Data Center Colocation Service —Premium.
1.	Equipment Space Options.

Contract ID: 545035-01
Verizon Business
Service Agreement

Non-Caged Space(open Data
	Center floor)		Caged Space
Equipment Space Options	Install Fee	MRC	Install Fee	MRC
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]

*	A Caged Cabinet/Rack may be subject to an individual case basis (“ICB”) install fee.
2.	Power Options.

MRC by Data Center
	Install	Ashburn	Atlanta	Billerica	Careret	Denver	Elmsford	Houston
Power Component	Fee	(IAD)	(ATL)	(BOS)	(EWR)	(DEN)	(NYC)	(HOU)
AC Power — Redundant
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

*	Verizon pre-approval must be obtained before ordering DC Power in the Atlanta or Elmsford data centers.
     A total of 1 page has been omitted and filed separately with the Securities and Exchange Commission. [**].
3.	Additional On-Site Technical Support (“Hands and Eyes Support”). First [**] per month of Hands-and-Eyes Support are provided [**]. Thereafter, Hands-and-Eyes Support is billed at $[**] per hour, in [**] increments.
4.	Data Center Colocation — Additional Options
a.	Cabinet Cabling. Cabinet cabeling enables inter-connections between multiple cabinets of the same customer and also may be used to establish connectivity between different customers if both parties agree.

Cable Type	Install Fee
[**]	[**]
b.	Cross Connects.

Cable Type	MRC
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
c.	POP Mailboxes

Service Option	Install Fee	MRC
[**]	[**]	[**]
d.	Equipment Options

Contract ID: 545035-01
Verizon Business
Service Agreement

Equipment Options	NRC
[**]	[**]
[**]	[**]
[**]	[**]
e.	Automated Transfer Switches

Model	NRC
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
D.	Data Center Colocation Service — Premium IP Bandwidth Pricing.
1.	Primary Internet Connectivity.
a.	Tiered Service.

Bandwidth Tier	Install Fee	MRC
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
b.	Burstable Services- 100 Mbps.

Monthly Minimum Usage Commitment	Install Fee	MRC	Overage Charge (per Mbps)
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
c.	Burstable Services- 1,000 Mbps. All internet connectivity for bandwidth over 100 Mbps is delivered over fiber optic circuits. Customer is responsible for providing, at its sole expense, the Gig E card on its side of the connection necessary to accept such a high bandwidth connection and a Layer 3 device that supports 1000 BASE-SX multi Mode SC connections.

Monthly Minimum Usage Commitment	Install Fee	MRC	Overage Charge (per Mbps)
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

Contract ID: 545035-01
Verizon Business
Service Agreement
2.	Shadow Internet Connectivity.

Shadow Service is only available with acquisition of Primary Internet Connectivity. 100 Mbps of Shadow Internet Connectivity requires acquisition of 100 Mbps or higher Primary Internet Connectivity.

Bandwidth Tier	Install Fee	MRC	Each Mbps > 64Kbps
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
3.	Diverse Internet Connectivity.
a.	Tiered Service.

Bandwidth Tier	Install Fee	MRC
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
b.	Burstable Services- 100 Mbps.

Monthly Minimum Usage Commitment	Install Fee	MRC	Overage Charge (per Mbps)
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
c.	Burstable Services- 1,000 Mbps. All internet connectivity for bandwidth over 100 Mbps is delivered over fiber optic circuits. Customer is responsible for providing, at its sole expense, the Gig E card on its side of the connection necessary to accept such a high bandwidth connection and a Layer 3 device that supports 1000 BASE-SX multi Mode SC connections.

Monthly Minimum Usage Commitment	Install Fee	MRC	Overage Charge (per Mbps)
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
4.	Premium IP Bandwidth — Additional Options
a.	Domain Name Service.

Contract ID: 545035-01
Verizon Business
Service Agreement
Data Center Internet Bandwidth includes Domain name Service (DNS) for hosting one domain name. A Fee of $[**] per domain name will be charged for each additional DNS domain name hosted by Verizon. Customer is responsible for registering and renewing its domain name(s); Verizon will not register or renew Customer’s domain names.

b.	Loading Balance.
i.	Local Server Load Balancing (SLB) Service. SLB Service distributes Internet traffic to Customer’s servers located in a single Verizon Data Center.

	Install Fees	MRC
[**]	[**]	[**]
[**]	[**]	[**]
ii.	Global Server Load Balancing (GSLB) Service. GSLB Service distributed Internet traffic to Customer’s servers located in [**] or more Verizon Data Centers

	Install Fees (per Facility)	MIRC (per Facility)
[**]	[**]	[**]
[**]	[**]	[**]
c.	Backup & Restore Services. Customer will receive the Backup & Restore Service described below. [Note: Backup & Restore Service is provided via a dedicated MultiMode fiber optic connection. Customer is responsible for providing a MultiMode fiber Gig-E port with SC connector on its side to accept such a connection.) “Local” Backup & Restore Services are available in [**]; “Network” Backup & Restore Services are available in [**] facilities.
i.	Basic Backup & Restore Service.

Committed Monthly Storage Usage	MRC	Charge per GB Used In Excess of Committed Storage Usage
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Additional Charges	Charge
[**]	[**]
[**]	[**]
[**]	[**]
ii.	Backup Back-net Switches — Enables Customer to connect multiple servers into a single device where Customer’s backup handoff can terminate.

Contract ID: 545035-01
Verizon Business
Service Agreement

Backup Back-net Switches	NRC
[**]	[**]
[**]	[**]
[**]
[**]	[**]
iii.	Long Term Retention. The base MRC for Long Term Retention is applicable regardless of which or how many retention levels are selected and covers the charges for data retention up to 50 GB for all selected retention levels.

Fee Type	MRC
Long Term Retention base[**]	[**]
For any usage above and beyond 50 GB for any retention level, the usage charges are based on how long the data is stored off-site, as set forth in the following table.

Service	Overage Charge* (per GB over 50 GB)
1 Year Retention	[**]
3 Year Retention	[**]
5 Year Retention	[**]
7 Year Retention	[**]
10 Year Retention	[**]

*	Paid in addition to Long Term Retention base MRC
iv.	Legato Application & Clustering Modules. Optional add-on Legato modules are offered in conjunction with Backup & Restore Service.
1.	Legato Application Modules for Windows

NRC per Server
Tier	SQL	Exchange	Oracle	Lotus Notes & Domino	Informix
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
2.	Legato Application Modules for UNIX

NRC per Server
Oracle	Lotus Notes & Domino	Informix
[**]	[**]	[**]
3.	Legato Application Modules for Solaris
NRC per Server
Oracle
[**]
4.	Legato Application Modules for Linux

Contract ID: 545035-01
Verizon Business
Service Agreement

NRC per Server
Oracle	Lotus Notes & Domino	Informix
[**]	[**]	[**]
Legato Clustering Modules. Legato Clustering Modules are required for Verizon to perform backups of Customer’s data if it has clustered servers. Each active node participating in a cluster environment requires a “Network Cluster license.” In a clustered environment, application modules are required only for the node that is Active.

Service	NRC
NetWork Cluster Client Connections for Windows
[**]	[**]
[**]	[**]
[**]	[**]
NetWork Cluster Client Connections for UNIX
[**]	[**]
[**]	[**]
[**]	[**]
NetWork Cluster Client Connections for Linux
[**]	[**]
[**]	[**]
[**]	[**]
d.	Enhanced Monitoring Services.

Service	MRC	Install Fee
Unix/Linux Enhanced Monitoring	[**]	[**]
Windows Enhanced Monitoring	[**]	[**]
II.	Discounts. Customer will receive the following discount percentage off the above stated MRCs Equipment Space Options and Internet Connectivity (Primary, Shadow, Diverse), as applicable, except as otherwise specified below. pop Mailboxes and Power Options are not discountable.

Discount
Service Type	off MRC
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
III.	Special Pricing.
A.	US Data Center Colocation. In lieu of all other rates, discounts, or promotions, Customer will pay standard rates for US Data Center Colocation Premium IP Bandwidth, less a fixed discount of [**]%. In addition, the bandwidth discount applies to overage.

B.	UK Data Center Colocation. Customer’s revenue in the UK may contribute to the AVC.

C.	Data Center Services Review. Upon Customer’s written request and provided that (i) Customer’s Total Service Charges for Data Center Colocation Services (US Only) have increased

Contract ID: 545035-01
Verizon Business
Service Agreement
significantly since the Effective Date and (ii) Customer is in compliance with its obligations under the Agreement, Verizon will meet with Customer representatives no sooner than [**] prior to the end of Contact Year Two to review the rates and/or discounts set forth in the Agreement for Data Center Colocation Services (US Only) (the “Data Center Services Review”).
1.	If, as a result of the Data Center Services Review, the parties mutually agree on revisions to the rates and/or discounts set forth in the Agreement for Data Center Colocation Services (US Only), the parties shall enter into a written amendment to the Agreement to reflect such revised rates and/or discounts. If, as a results of the Data Center Services Review, the parties are unable to mutually agree on revisions to the rates and/or discounts set forth in the Agreement for Data Center Colocation Services (US Only), the Agreement shall remain in full forces and effect for the remainder of the Term.
IV.	Terms and Conditions.
A.	The terms and conditions for the provision by Verizon of Premium Data Center Colocation, Advanced Data Center Colocation, and Standard Data Center Colocation (individually, a “Service”) are set forth in the Agreement, this Service Attachment and other documents incorporated herein by reference, and the Guide. The Service Level Agreement for Data Center Colocation at a Premium Data Center is set forth at http://www.verizonbusiness.com/terms/us/products/data_centers/premium/ (or other URL designated by Verizon).

B.	Conditions of Service.
1.	Customer shall purchase from Verizon either:
a.	In connection with Data Center Colocation Service — Standard and Data Center Collocation Service — Advanced: A minimum of [**] of data, voice or IP service associated with the Service per [**] or fewer cabinets, plus [**] of data, voice or IP services from Verizon for each additional cabinet above [**] purchased by the Company hereunder; or

b.	In connection with Data Center Colocation Service — Advanced: A minimum of [**] of data, voice or IP service associated with the Service per [**] or fewer cabinets, plus [**] of data, voice or IP services from Verizon for each additional cabinet above [**] purchased by Customer hereunder.
2.	Service includes the location or data center (“Facility”) in which equipment storage space (“Space”) will be made available to Customer for installation and use of Customer’s equipment (“Equipment”). Verizon may modify the Service from time to time, and will use commercially reasonable efforts to notify Customer.

3.	No Liability for Security Advisories. Verizon’s agent-based Enhanced Monitoring service will provide “Security Advisories” via “Client Central”. These Security Advisories are from third parties and are provided to Customer for informational purposes only, Customer deploys any fixes, patches, or other activity recommended in such Security Advisories entirely at its own risk. Verizon does not manage Customer’s services and will not take any action regarding Customer’s Servers as a result of such Security Advisories.

4.	Customer will ensure that the Equipment will not exceed [**] percent of the electrical load of the circuit breaker rating and will be responsible for any outage resulting from the Equipment exceeding such level [**] percent load of the circuit breaker rating.
C.	Term and Termination. The Service term of any Service ordered hereunder will commence on the date Verizon is prepared to provide the Space to Customer for installation of Equipment (the “Service Activation Date”), and automatically renew and terminate according to the terms of the Agreement. Notwithstanding the above, IP bandwidth purchased from Verizon in connection with Data Center Colocation Service — Premium shall be co-terminous with the underlying Service. To terminate a Service, Customer must send 60-days advance notice by email to hosting-cancel@mci.com, in addition to meeting the Agreement’s Notice requirements.

D.	Permissible Use of Space.

Contract ID: 545035-01
Verizon Business
Service Agreement
1.	Customer will furnish to Verizon, and keep current, a written list identifying a maximum of [**] individuals authorized to obtain entry to the Facility and access the Space. Customer will exercise reasonable efforts to ensure that no individual it authorizes to enter the Facility will have been convicted of a felony. Verizon may revoke the entry privileges of any person at any time and for any reason.

2.	Customer’s employees and agents will not use any products, tools, materials, or methods that, in Verizon’s reasonable judgment, might harm, endanger, or interfere with the Verizon Network, the Service, Verizon’s provision of services to any other customer, the Facility, or the personnel or property of Verizon, its vendors or its other customers. Verizon may take any reasonable action to prevent such potential harm or interference.

3.	Customer will not provide or make available to, or sublicense to or permit in any manner any third party to use all or a portion of the Space or the Facility, excluding Customer’s employees and agents. Verizon may immediately terminate Data Center Services provided under this Attachment upon notice to Customer if Customer violates this restriction.

4.	No material improvements or modification will be made to the Space or any portion of the Space or the Facility unless approved by Verizon, which approval will not be unreasonably delayed, conditioned or withheld. Verizon will provide [**] advance written notice to Customer of its demand to remove any unapproved items from the Space, including materials that could be considered a fire hazard, and of its intent to disconnect or remove unauthorized items and/or equipment from the Space. Notwithstanding the foregoing, if Verizon determines in its reasonable discretion that such unapproved items possess an immediate risk to the Facility or Verizon’s other customers, Verizon may immediately disconnect or remove such unauthorized equipment from the Space without prior notice to customer without liability to Verizon.

5.	Any Equipment and/or personal property of Customer not removed within [**] after the termination of the applicable Service order will, at Verizon’s option, be deemed abandoned (“Abandoned Property”). Verizon may, upon written notice, apportion, sell, use, store, destroy, or otherwise dispose of the Abandoned Property without liability to Customer or any third party. Customer will pay all expenses and costs incurred in connection with Verizon’s disposition of Abandoned Property, including without limitation, the cost of restoring the Facility to its original condition and of removing the Abandoned Property.
E.	Conduct in Facility.
1.	Customer’s employees and agents are prohibited from bringing any harmful or dangerous materials (as determined by Verizon in its sole discretion) into the Facility. Such materials include, but are not limited to, wet cell batteries, explosives, flammable liquids or gases, alcohol, controlled substances, weapons, cameras and video or voice recording devices

2.	If Customer desires any assistance in the Facility, Customer shall provide commercially reasonable notification to Verizon prior to arriving at any Facility by calling Verizon’s customer service center at the number listed on Customer’s invoice or other contact number as may be designated by Verizon.
F.	Equipment. All Equipment in the Facility is hereby charged with a lien in favor of Verizon to the extent of any unpaid fees plus interest thereon under the Agreement or any other agreement between Verizon and Customer, and this Attachment constitutes a security agreement with respect to such Equipment. Customer will promptly notify Verizon of any lien(s) on or security interest(s) in the Equipment. Customer will be allowed to remove from the Facility only that Equipment for which Customer can show it has sufficient ownership or possessory interest. Verizon may relocate the Equipment within the Facility or to move the Equipment to another facility, at Verizon’s expense, with at least [**] written notice. Verizon will use commercially reasonable efforts to minimize resulting downtime and service interruption.

G.	Insurance.

Contract ID: 545035-01
Verizon Business
Service Agreement
1.	Throughout the Term, Customer will maintain, and will require any of its subcontractors to maintain, the following insurance coverages:
a.	Commercial General Liability Insurance covering liability for injury to or death of persons and damage to property at a minimum of $1,000,000 per occurrence and $2,000,000 aggregate. The policy will cover (i) any contractual liability assumed under this Agreement (ii) liability which may arise from the use of independent contractors (iii) explosion liability and damages to underground utilities and damage caused by collapse, if the appropriate exposure exists (involving blasting, underpinning, and structural alterations, etc.) (iv) broad form property damage; (v) personal injury liability and (vi) an amendment to pollution exclusion to include damage from heat, smoke and fumes hostile fire.

b.	Automobile Liability covering bodily injury and property damage with combined single limit of $1,000,000.

c.	Umbrella and/or Excess Liability Insurance of no less than $2,000,000 over and in addition to the coverage applying to (a) and (b), above.

d.	Workers Compensation Insurance not less than statutory limits and Employers Liability Insurance at a minimum $1,000,000 per occupational injury or illness.

e.	All-Risk Property Insurance in an amount not less than replacement cost of Customer’s property.
2.	All insurance policies will be issued by carriers with A.M. Best solvency ratings of at least A-VIII. Verizon will be named as an additional insured with respect to all coverages except (d) and (e) above. Customer’s insurance will be primary and non-contributory to any other policies with respect to their operations. The Commercial General liability insurance will contain the “Amendment of the Pollution Exclusion” endorsement for damage caused by heat, smoke or fumes from a hostile fire.

3.	Verizon will not insure or be responsible for any loss or damage to property of any kind owned or leased by Customer or by its employees and agents other than losses or damages proximately resulting from Verizon’s negligence or willful misconduct. Any Customer insurance policy covering the Equipment against loss or physical damage will expressly provide that the policy’s underwriters waive their rights of subrogation against Verizon, the Facility landlord, and their respective directors, officers and employees (the “Providers”), except for such loss or physical damage proximately caused by the sole negligence or willful misconduct of the Providers. In the event the Facility’s landlord requires additional insurance pursuant to a lease relevant to a particular Space, or the landlord legally imposes additional other requirements under the lease, Customer hereby agrees to comply with the landlord’s requirements under the lease, as the lease may be modified from time to time.

4.	Customer will maintain, and will require any of its subcontractors to maintain, the insurance coverages specified in the Guide sections applicable to Data Center Services. Verizon will not insure or be responsible for any loss or damage to property of any kind owned or leased by Customer or by its employees and agents other than losses or damages proximately resulting from Verizon’s negligence or willful misconduct. Any Customer insurance policy covering the Equipment against loss or physical damage will expressly provide that the policy’s underwriters waive their rights of subrogation against Verizon, the Facility’s landlord, and their respective directors, officers and employees (the “Providers”) except for loss or physical damage proximately caused by Providers’ sole negligence or willful misconduct.
H.	No Estate or Property Interest. Payments by Customer pursuant to this Attachment do not create or vest in Customer (or in any other entity or person) any leasehold estate, easement, ownership interest, or other property right or interest of any nature in the Space or Facility of any part thereof.

I.	Force Majeure. Force Majeure terms and conditions regarding Data Center Services are set forth in the Guide. If the Space is damaged due to a force majeure event, Verizon will give prompt

Contract ID: 545035-01
Verizon Business
Service Agreement
notice to Customer of such damage, and may temporarily relocate the Equipment to new Space or a new Facility, if practicable. If the Facility’s landlord or Verizon terminates Verizon’s right to use a Space due to damage or destruction of the Space, or if Verizon decides not to rebuild the Space, the applicable Service order will terminate as of the date of the force majeure event. In the event of such termination, or a temporary cessation of Service caused by a force majeure event, MRCs for the affected Service will proportionately abate for the period from the date of the force majeure event and, in the case of temporary cessation, re-commerce upon the re-commencement of Service. If neither the landlord of the Facility nor Verizon terminates Verizon’s right to use a Space, and if Verizon decides to rebuild the Space, Verizon will repair the Space to substantially the same condition it was in prior to the damage, completing the same with reasonable speed. If Verizon does not complete the repair within a reasonable time period, Customer may terminate the applicable Service order for the affected Space, which termination is Customer’s sole remedy. If the Space or any portion of its is rendered untenable by a force majeure event, the MRC for the affected Service will proportionately abate until the Space is repaired or the Equipment relocated.

Contract ID: 545035-01
Verizon Business
Service Agreement
Promotions Attachment
INSTALL WAIVER — INTEREST T1 PORTS
Verizon will waive the one-time installation charges for the Service identified below, and related local loop access service, provided by MCI Communications Services, Inc. d/b/a Verizon Business Services; MCI metro Acces Transmission Services, LLC d/b/a Verizon Access Transmission Services; MCI metro Access Transmission Services of Virginia, Inc. d/b/a Verizon Access Transmission Services of Virginia; or MCI metro Access Transmission Services of Massachusetts, Inc. d/b/a Verizon Access Transmission Services of Massachusetts, (collectively “MCI Legacy Company”) within the 48 contiguous US States under this Agreement. Customer will receive this promotional waiver benefit on any eligible service provided under this promotion during the Term of the service agreement of which it is a part. Usage charges, monthly recurring charges, expedite charges, change charges, surcharges, any charges imposed by third parties (including access, egress, jack, or wiring charges), taxes or tax-like surcharges, or other Governmental Charges will not be waived.
Services included in the waiver:
Internet Dedicated T1 Service
INSTALL WAIVER — DIGITAL T1 ACCESS
Verizon will waive the one-time installation charges for the Services identified below, and related local loop access service, provided by MCI Communications Services, Inc. d/b/a Verizon Business Services; MCI metro Access Transmission Services, LLC d/b/a Verizon Access Transmission Services; MCI metro Access Transmission Services of Virginia, Inc. d/b/a Verizon Access Transmission Services of Virginia; or MCImetro Access Transmission Services of Massachusetts, Inc. d/b/a Verizon Access Transmission Service of Massachusetts, (collectively “MCI Legacy Company”) within the 48 contiguous US States under this Agreement. Customer will receive this promotional waiver benefit on any eligible service provided under this promotion during the Term of the service agreement of which it is a part. Usage charges, monthly recurring charges, expedite charges, change charges, surcharges, any charges imposed by third parties (including access, egress, jack, or wiring charges), taxes or tax-like surcharges, or other Governmental Charges will not be waived.
Services included in the waiver:
Network Access
CHECKBOOK 2004 (FUND OPTION)
Customers who (i) enroll in this promotion by July 31, 2007, and (ii) sign and submit a new Verizon service agreement (“Agreement”) by July 31, 2007, will receive a one-time deposit to its Fund account equal to [**] percent ([**]%) of Customer’s minimum Annual Volume Commitment for each year of Customer’s term requirement under the Agreement, applied as a Fund deposit. The Fund (“Fund”) is subject to the terms and conditions in Verizon’s Service Publication and Price Guide (available through Verizon’s home page at http://www.verizonbusiness.com/publications/service_guide/) as revised from time to time. Verizon reserves the right to change the Fund or any terms and conditions pertaining to, benefits, and/or participation therein. Fund benefits are not transferable. Any and all tax liabilities and shipping costs arising from participation in the Fund are solely the responsibility of Customer. Verizon shall not be liable for products, services, and warranties, express or implied, of participating vendors. The Customer may convert its Fund account balance to invoice credits, which will be applied on a pro-rata basis to Customer’s first invoice following the end of the annual period in which the Customer makes such request and in each subsequent twelve (12) month period of the customer’s term of service. Fund deposits earned by Customer as a result of signing the Agreement expire at the end of the Agreement’s term and are not renewable. The following promotions are not eligible to be used in conjunction with the promotion

Contract ID: 545035-01
Verizon Business
Service Agreement
described herein: Checkbook 2004 (Credit Option) Regional Checkbook 2004 (Credit Option), Regional Checkbook 2004 (Fund Option). The maximum total amount of Fund deposits the Customer can receive under this promotion is $[**].
INSTALL WAIVER — PRIVATE INTERNET PROTOCOL (PIP)
Verizon will waive the one-time installation charges for the Services identified below, and related local loop access service, provided by MCI Communications Services, Inc. d/b/a Verizon Business Services; MCI metro Access Transmission Services, LLC d/b/a Verizon Access Transmission Services; MCI metro Access Transmission Services of Virginia, Inc. d/b/a Verizon Access Transmission Services of Virginia; or MCI metro Access Transmission Services of Massachusetts, Inc. d/b/a Verizon Access Transmission Services of Massachusetts, (collectively “MCI Legacy Company”) within the 48 contiguous US States under this Agreement. Customer will receive this promotional waiver benefit on any eligible service provided under this promotion during the Term of the service agreement of which it is a part. Usage charges, monthly recurring charges, expedite charges, change charges, surcharges, any charges imposed by third parties (including access, egress, jack, or wiring charges), taxes or tax-like surcharges, or other Governmental Charges will not be waived.
Services included in the waiver:
Private IP — Domestic
INSTALL WAIVER — NXT1 PORTS
Verizon will waive the one-time installation charges for the Services identified below, and related local loop access service, provided by MCI Communications Services, Inc. d/b/a Verizon Business Services; MCI metro Access Transmission Services, LLC d/b/a Verizon Access Transmission Services; MCI metro Access Transmission Services of Virginia, Inc. d/b/a Verizon Access Transmission Services of Virginia; or MCI metro Access Transmission Services of Massachusetts, Inc. d/b/a Verizon Access Transmission Services of Massachusetts, (collectively “MCI Legacy Company”) within the 48 contiguous US States under this Agreement. Customer will receive this promotional waiver benefit on any eligible service provided under this promotion during the Term of the service agreement of which it is a part. Usage charges, monthly recurring charges, expedite charges, change charges, surcharges, any charges imposed by third parties (including access, egress, jack, or wiring charges), taxes or tax-like surcharges, or other Governmental Charges will not be waived.
Eligible Product
          - Internet Dedicated NxT1 Ports

Contract ID: 545035-01
Verizon Business
Service Agreement
Special Pricing and Special Language Attachment
I.	Verizon Fund Credit. Customer shall receive a credit in the amount of [**] Dollars ($[**]) for every [**] Dollars ($[**]) of CPE purchased by Customer from Verizon, up to a total credit over the life of the Agreement of [**] Dollars ($[**]) (does not include CPE where a VAR Commission is paid). The credits are to be deposited in Customer’s Verizon Fund (the “Fund”) in via amendment following written notice from the Customer. The Fund is subject to the terms and conditions in the Guide, as amended from time to time in accordance with the law. Verizon reserves the right to change the Fund programs, benefits, conditions and/or participation in whole or in part. The Fund benefits are not transferable. All products and services of participating vendors are subject to manufacturer/vendor availability, and prices are subject to change without notice. The Fund shall be used for the purchase of Customer Premises Equipment (CPE) only and cannot be applied to other services. The Fund amount may not be converted into an invoice credit at any time during the Term of this Agreement.
II.	Private IP Satellite Access (US Only). Customer may receive Private IP Satellite Access Services (US Only) pursuant to the Guide and Schedule 1 to the Agreement, which is attached hereto and incorporated herein by reference.

III.	Managed IP PBX Service. Customer may receive Managed IP PBX Service pursuant to the Guide and Schedule 2 to the Agreement, which is attached hereto and incorporated herein by reference.

IV.	Voice and Data Equipment and Related Services. Customer may receive Voice and Data Equipment and Related Service pursuant to the Guide and Schedule 3 to the Agreement, which is attached hereto and incorporated herein by reference.
V.	Custom Solutions Service. Customer may receive Customer Solutions Service pursuant to the Guide and Schedule 4 to the Agreement, which is attached hereto and incorporated herein by reference.

SCHEDULE 1
PRIVATE IP SATELLITE ACCESS SERVICE (US ONLY)
I.	Rates and Charges.
A.	Service Term Commitment. Customer agrees to maintain each order of Private IP Satellite service in place at the agreed to site for the number of years indicated below. If no commitment is selected, a one-year commitment will automatically be applied. The Agreement and Service Attachment will continue to apply to orders placed under this Service Attachment until Customer’s commitment has ended, even if the term of the Agreement ends earlier.

Service Term: 3 year

B.	Customer will pay the monthly recurring charges (“MRC), non recurring charges (NRC), and other charges set forth below:

Data Bandwidth Pricing			Standard Service	Disaster Recovery
(Uplink/Downlink) Satellite Portion Only			(Primary)	(Backup)
PIPS Transmit	PIPS Receive	Total Bandwidth
(kbps)	(kbps)	(kbps)	MRC per Site	MRC per Site
[**]	[**]	[**]	[**]	[**]
A total of 3 pages have been omitted and filed separately with the Securities and Exchange Commission.
Pricing Notes
     [**]
Back-Up Assumptions
                    [**].
Optional CPE Maintenance Service
(Applicable to Primary or Back-Up)

PIP Satellite CPE Maintenance
Description	MRC per Site
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
Network Management (Applicable to Primary or Back-Up)

1 of 56

PIP Satellite Network Management
Service Tier	Description	MRC per Site
Tier 1 — Reactive Service
•   Customer calls in outage
•   No problem triage/no monitoring
•   Reactive can include Private IP Satellite and router
•   TDMA Networks only (hubs/earth stations require bids assessment)
•   Ticket is opened and problem referred to maintenance organization for dispatch
•   Vendor escalations
•   Price included in monthly recurring price
[**]

Tier 2 — Proactive Private IP Satellite Transport Monitoring
•   Proactive Monitoring with Private IP Satellite as demarcation
•   Router/other CPE reactive only
•   TDMA Networks only (hubs/earth stations require bids assessment)
•   Second-level Technical Support
•   Ticket opened proactively and customer is notified
•   Fault isolation/problem triage with customer and/or vendors
•   Vendor dispatches
[**]

Tier 3 — Managed Service (pinging routers)
•   Proactive Monitoring with Router as demarcation
•   Router/other CPE proactively monitored
•   TDMA Networks only (hubs/earth stations require bids assessment)
•   Second-level Technical Support
•   Ticket opened proactively and customer is notified
•   Fault isolation/problem triage with customer and/or vendors
•   Vendor dispatches
[**]
Equipment Purchase Costs (Applicable to Primary or Back-Up)

PIP Satellite Purchase (including standard installation)*
Description	NRC per Site
[**]	[**]
[**]	[**]

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PIP Satellite Purchase (including standard installation)*
Description	NRC per Site
[**]	[**]
[**]	[**]
[**]	[**]
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*	Standard installation includes a non-penetrating roof mount. Non-standard would include situations where, for example, pole, ground or other mounts or cable run longer than 100 feet.

CPE Upgrade Purchase Options
Description	NRC per-Site and per-Item
[**]	[**]
[**]	[**]
[**]	[**]

CPE Quick Deploy/Auto Deploy Options
Description	NRC per-Site and Per-Item
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
Non-Recurring and Ancillary Charges

PIP Satellite Post Installation Optional Services
NRC
per-Site and
per
Description	occurrence
[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

3 of 56

PIP Satellite Post Installation Optional Services
NRC
per-Site and
per
Description	occurrence
[**]	[**]
[**]
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Prices for Miscellaneous and Non-Standard Satellite Installations
		Priced Per Unit of	NRC Per
		Measurement	Item
Item	Description	Specified	Installed
1.2m — Pole Mount with Installation	Price includes Pole mount and additional installation required for the Pole mount for a 1.2m VSAT antenna. The price shown is in addition to the standard 1.2m VSAT CPE.	Each	[**]

1.2m — Ridge Mount with Installation	Price includes Ridge mount and additional installation required for the Ridge mount for a 1.2m VSAT antenna. The price shown is in additional to the standard 1.2m VSAT CPE.	Each	[**]

1.2m — Wall Mount with Installation	Price includes Wall mount and additional installation required for the Wall mount for a 1.2m VSAT antenna. The price shown is in addition to the standard 1.2m VSAT CPE.	Each	[**]

1.2m — Canopy Mount with Installation	Price includes Canopy mount and additional installation required for the Canopy mount for a 1.2m VSAT antenna. The price shown is in addition to the standard 1.2m VSAT CPE.	Each	[**]

1.8m — Pole Mount with Installation	Price includes Pole mount and additional installation required for the Pole mount for a 1.8m VSAT antenna. The price shown is in addition to the standard 1.8m VSAT CPE.	Each	[**]

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Prices for Miscellaneous and Non-Standard Satellite Installations
		Priced Per Unit of	NRC Per
		Measurement	Item
Item	Description	Specified	Installed
Dual RG6 PVC IFL Cable	For cable runs in excess of the standard 100’	Foot	[**]

Dual RG6 Plenum IFL Cable	For cable runs 1’ to 250’ needing Plenum cable.	Foot	[**]

Dual RG11 PVC IFL Cable	For runs in excess of 250’ needing Standard cable	Foot	[**]

Dual RG11 Plenum PVC IFL Cable	For runs in excess of 250’ needing Plenum cable	Foot	[**]

PVC Conduit — 1.5”	Site requires the installation of PVC conduit.	Foot	[**]

EMT Conduit	Site requires the installation of EMT conduit.	Foot	[**]

Concrete Wall Penetrations/Core Drilling	Concrete Wall Penetrations/Core Drilling	Each	[**]

Trenching — Normal Soil	Trenching — Normal Soil	Foot	[**]

Trenching — Asphalt, Concrete, rock	Trenching — Asphalt, Concrete, rock	Foot	[**]

Cranes / Lifting		Each	[**]

Installation of Wire Mold	Site requires the installation of wire mold.	Each	[**]

Additional Wall fish	Additional Wall fish	Each	[**]

Additional Installation Labor Charges	Labor charges for out-of-scope services, as requested and authorized by Customer	Hour	[**]

Rack-mount Kit (iDirect)	iDirect 3100 / 5100 19” Rack-mount kit (2U)	Each	[**]

iDirect 3100 3-Watt Spares Kit	iDirect 3100 Spares kit consisting of iDirect 3100 Modem, 3-Watt (typical) BUC and LNB	Each	[**]

iDirect 3100 4-Watt Spares Kit	iDirect 3100 Spares kit consisting of iDirect 3100 Modem, 4-Watt (minimum) BUC and LNB	Each	[**]

iDirect 5100 3-Watt Spares Kit	iDirect 5100 Spares kit consisting of iDirect 5100 Modem, 3-Watt (typical) BUC and LNB	Each	[**]

iDirect 5100 4-Watt Spares Kit	iDirect 5100 Spares kit consisting of iDirect 5100 Modem, 4-Watt (minimum) BUC and LNB	Each	[**]

iDirect 5150 3-Watt Spares Kit	iDirect 5150 Spares kit consisting of iDirect 5150 Modem, 3-Watt (typical) BUC and LNB	Each	[**]

iDirect 5150 4-Watt Spares Kit	iDirect 5150 Spares kit consisting of iDirect 5150 Modem, 4-Watt (minimum) BUC and LNB	Each	[**]

iDirect 5300 3-Watt Spares Kit	iDirect 5300 Spares kit consisting of iDirect 5300 Modem, 3-Watt (typical) BUC and LNB	Each	[**]

iDirect 5300 4-Watt Spares Kit	iDirect 5300 Spares kit consisting of iDirect 5300 Modem, 4-Watt (minimum) BUC and LNB	Each	[**]

iDirect 5350 3-Watt Spares Kit	iDirect 5350 Spares kit consisting of iDirect 5350 Modem, 3-Watt (typical) BUC and LNB	Each	[**]

iDirect 5350 4-Watt Spares Kit	iDirect 5350 Spares kit consisting of iDirect 5350 Modem, 4-Watt (minimum) BUC and LNB	Each	[**]

iDirect 7350 3-Watt Spares Kit	iDirect 7350 Spares kit consisting of iDirect 7350 Modem, 3-Watt (typical) BUC and LNB	Each	[**]

iDirect 7350 4-Watt Spares Kit	iDirect 7350 Spares kit consisting of iDirect 7350 Modem, 4-Watt (minimum) BUC and LNB	Each	[**]

Rack-mount Kit (LinkStar)	LinkStar RCST 19” Rack-mount kit (1U)	Each	[**]

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Prices for Miscellaneous and Non-Standard Satellite Installations
		Priced Per Unit of	NRC Per
		Measurement	Item
Item	Description	Specified	Installed
LinkStar 3-Watt Spares Kit	LinkStar Spares kit consisting of LinkStar Modem, 3-Watt (typical) BUC and LNB	Each	[**]

LinkStar 4-Watt Spares Kit	LinkStar Spares kit consisting of LinkStar Modem, 4-Watt (minimum) BUC and LNB	Each	[**]

iDirect 1200 (Hub) Secure Traffic Accelerator	External TCP Accelerator designed for installation at the Customers Central Site. Used in applications where TCP acceleration is needed in IPSEC environments.	Each	[**]

iDirect 1100 (Remote) Secure Traffic Accelerator	External TCP Accelerator designed for installation at the remote VSAT site. Used in applications where TCP acceleration is needed in IPSEC environments.	Each	[**]

Snow Shield for 1.2m Antenna — (Gore-Tex®)	Walton Passive Gore-Tex® Snow Shield for the 1.2-meter round single reflector optics antenna consisting of reflector cover made from UV Stable PTFE Coated Gore-Tex® radome material with ports to add heater option at a later date. Feed Horn Cover also recommended.	Each	[**]

Snow Shield for 1.2m Antenna — (Vinyl)	Walton Passive Vinyl Snow Shield for the 1.2-meter round single reflector optics antenna consisting of reflector cover made from Architent heavy duty vinyl material w/ports to add heater option at a later date. Feed Horn Cover also recommended.	Each	[**]

Snow Shield for 1.8m Antenna — (Gore-Tex®)	Walton Passive Gore-Tex® Snow Shield for the 1.8-meter round single reflector optics antenna consisting of reflector cover made from UV Stable PTFE Coated Gore-Tex® radome material with ports to add heater option at a later date. Feed Horn Cover also recommended	Each	[**]

Snow Shield for 1.8m Antenna — (Vinyl)	Walton Passive Vinyl Snow Shield for the 1.8-meter round single reflector optics antenna consisting of reflector cover made from Architent heavy duty vinyl material w/ports to add heater option at a later date. Feed Horn Cover also recommended	Each	[**]

Snow Shield for 2.4m Antenna — (Gore-Tex®)	Walton Passive Gore-Tex® Snow Shield for the 2.4-meter round single reflector optics antenna consisting of reflector cover made from UV Stable PTFE Coated Gore-Tex® radome material with ports to add heater option at a later date. Feed Horn Cover also recommended	Each	[**]

Snow Shield for 2.4m Antenna — (Vinyl)	Walton Passive Vinyl Snow Shield for the 2.4-meter round single reflector optics antenna consisting of reflector cover made from Architent heavy duty vinyl material w/ports to add heater option at a later date. Feed Horn Cover also recommended	Each	[**]

Snow Shield Feed Horn Cover	Walton Passive Gore-Tex® Feed Horn Cover made from UV Stable PTFE Coated Gore-Tex® radome material. Universal 1.2m — 2.4m	Each	[**]

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Return Merchandise Authorization (RMA)

Return Merchandise Authorization (RMA)
Repair and
Step	Maintenance Option	Price
[**]	[**]	[**]
[**]	[**]	[**]
II.	Terms and Conditions.
A.	Description of Service. Private IP Satellite Access customer sites in the U.S. will be connected via broadband, satellite access to Verizon’s Private IP network, a managed network-based VPN service.

B.	Customer is responsible for the operation and configuration of its own Local Area Network (“LAN”). Customer will be solely responsible for all hardware, software, equipment, systems, cabling and facilities (“Customer Equipment”) supplied by Customer and used in conjunction with the Private IP Satellite Access Service. All Customer Equipment must be compatible with the Private IP Satellite Access Service will require Customer to purchase certain equipment (“CPE”) and software from Verizon as shown in the Rates and Charges section. Customer will provide Verizon with such access to Customer Equipment and CPE and such assistance as Verizon reasonably requires in order to provide the Private IP Satellite Access Service. Customer is responsible for any fees or charges of any nature that are related to the cancellation of Customer’s existing service.

C.	Service Features.
1.	7x24x365 Customer support Help Desk.

2.	Use of up to [**] static IP address per CPE site.
D.	CPE and CPE Warranty. CPE includes an outdoor dish antenna, outdoor radio frequency transmit and receive units, an indoor satellite terminal and dual coaxial cable inter-facility links between the outdoor and indoor equipment. Risk of loss for the Verizon-provided CPE will pass to Customer upon delivery of the CPE to Customer’s site. Customer is responsible for CPE shipping and handling charges billed through Verizon. Verizon warrants that the CPE sold under this Private IP Satellite Access Service Attachment shall be free from defects in material or workmanship for a period of 1 year from the date of shipment of such CPE as a new product. In the event of such defect, Customer shall return at Customer’s expense the defective CPE and Verizon’s sole obligation shall be at its option to either repair or replace the defective CPE and return such CPE promptly to Customer at Verizon’s expense. The above warranty shall be void if: (a) the CPE, has been subjected to physical or electrical stress, misuse, neglect, accident or abuse, or damaged by any other external causes; (b) has been repaired or altered by anyone other than Verizon or Verizon’s authorized subcontractors oraffiliates, without Verizon’s express and prior written approval; (c) or is used in violation of applicable law or in violation of instructions furnished by Verizon.

E.	Installation.
1.	Standard Installation. Additional fees may be charged for Customer installations in excess of the conditions noted below. These additional fees will vary based on distance of any cable extension, conduit construction within the building, power and space constraints, as well as other factors. Customer installations in excess of the conditions noted below may also extend the installation interval. Standard installation includes:

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a.	Meeting with Customer’s site contact in person, during normal business days, Verizon holidays excepted, between 8:00 AM and 5:00 PM, local time relative to the site (“Site Local Time”).

b.	Gaining access to the site from Customer, and other areas of the building required to run cable or access the outdoor antenna area.

c.	Assessing the site for optimum mount design, and mutual agreement between the site contact and the installer.

d.	Mounting outdoor unit using standard, provided mounts, typically on the roof the Customer’s building. Preferred installation is non-penetrating roof mount.

e.	Aiming and aligning antenna for optimum satellite signal quality.

f.	[**] coaxial cable runs of up to [**] from the outdoor unit to the indoor unit location. Any cable runs in excess of [**] will be billed to Customer.

g.	Routing of cable runs to existing point of entry (“POE”) in Customer’s building. Extended wiring within Customer’s building is Customer’s responsibility.

h.	Proper grounding of the outdoor unit. Up to [**] of ground wire will be provided to meet or exceed National Electrical Code Article 250 and Article 810 for grounding in the United States or such grounding necessary to comply with Federal, State, or Local codes. Any ground wire in excess of [**] will be billed to Customer.

i.	Confirming proper connection between the indoor unit demarcation point (Ethernet port) and the Verizon Network.

j.	Electronically commissioning the CPE with Verizon’s gateway for delivery of internet connectivity.

k.	Obtain necessary sign-offs from Verizon network operations and customer help desk.

l.	Clean up as necessary.
2.	Non-Standard Installation. Non-standard installation includes:
a.	Ground-level installation requiring trenching, hole drilling, etc.

b.	Penetrating roof mounts.

c.	Pole mounts.

d.	Ground mounts.

e.	Roof buildups to support non-penetrating mounts, on roof structures with corrugated roofing material.

f.	Use of cranes or other specialized equipment.

g.	Structural surveys required to verify building or roof structure’s capability of supporting prescribed outdoor equipment.
F.	Maintenance.
1.	Optional Standard On-Site Maintenance. Optional standard on-site maintenance includes on-site arrival as per Customer-selected maintenance response time. Maintenance response times will be charged at the rates shown above. Optional standard on-site maintenance includes:
a.	Troubleshooting and fault isolation of the CPE.

b.	Removal and replacement of malfunctioning CPE.

c.	Repair and / or replacement of CPE interconnect cables for damage or malfunction that is not Customer caused.

d.	Reorientation and re-pointing of the antenna subsystem in the event of misalignment during installation.

e.	Re-commissioning of the Private IP Satellite Access Service.

f.	Obtain necessary sign-offs from Verizon’s network operations and Customer help desk.

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2.	Optional Next Business Day Coverage. Technician arrives on-site on the next business day from the time of Customer’s confirmed problem and call registration; with the exception of Verizon holidays, between 8:00 AM and 5:00 PM, Site Local Time.

3.	Optional 5 X 8 Same Day Coverage. Optional 5 X 8 Same Day Coverage. Technician arrives between 8:00 AM to 5:00 PM Site Local Time, Monday through Friday with the exception of Verizon holidays, on the schedule below, depending on distance from a service city.

Distance of Customer Sites	Response time from the time of Customer’s
from Service City	confirmed problem
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
4.	Optional 7 X 24 Same Day Coverage. Technician arrives on the schedule below, 24 hours per day, 7 days per week, depending on distance from a service city.

Distance of Customer Sites	Response time from the time of Customer’s
from Service City	confirmed problem
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
5.	Non-Standard On-Site Maintenance. Non-standard on-site maintenance will be charged at the rates shown in the Pricing Schedule in the Rates and Charges section. Non-standard on-site maintenance includes:
a.	Maintenance, repair, or replacement of CPE damaged or lost through force majeure events, such as, but not limited to, catastrophe, accident, lightning, theft, misuse, fault, or negligence of the Customer, or causes external to the CPE, including, but not limited to, failure of, or faulty, electrical power or air conditioning, operator error, failure or malfunction of data communication equipment not provided to Customer by Verizon;

b.	Maintenance, repair, or replacement of CPE damaged or lost from any cause other than intended and ordinary use;

c.	Reorientation or re-pointing of the antenna subsystem in the event of misalignment caused by Customer;

d.	Changes, modifications, or alterations in or to the CPE by anyone other than Verizon, Verizon subcontractors and other Verizon agents, other than Verizon-approved upgrades and configuration changes; or

e.	De-installation, relocation, or removal of the CPE or any accessories, attachments, or other equipment.
G.	Installation and Maintenance Services Warranty. Verizon warrants for a period of 90 days from the date of performance of any installation services or maintenance services that such services shall be performed in a professional and workmanlike manner consistent with generally accepted industry standards. Customer must report to Verizon in writing any breach of warranty during the relevant warranty period. Customer’s exclusive remedy and Verizon’s entire liability

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for such breach shall be either to cause the re-performance (at no extra cost to Customer) the nonconforming installation or maintenance services or refund to Customer the pro rata portion of the fees paid to Verizon hereunder allocable to the nonconforming installation or maintenance services.
H.	Available Service Options.
1.	Upon Customer’s request, Verizon will perform a site survey to determine the adequate view of the southern sky for the antenna for the fee set forth in the Rates and Charges section.

2.	Upon Customer’s request, Verizon will de-install the Private IP Satellite Access Service and move it to a new site and reinstall it within [**] miles of the original location (“Site Re-termination”). The fee for the Site Re-termination is found in the Rates and Charges section... Additional costs may be incurred for freight, equipment handling, packaging, etc. if needed to relocate the equipment to the new site.

3.	Upon Customer’s request, Verizon will de-install the Private IP Satellite Access Service. The fee for the Site de-install is found in the Rates and Charges section.
I.	Conditions of Service.
1.	Failed Dispatch. Verizon will bill a missed or incomplete installation appointment fee, as provided in the Rates and Charges section, when a technician is dispatched and cannot complete an installation because Customer:
a.	is not present for the appointment;

b.	requests rescheduling or cancels upon arrival;

c.	the Private IP Satellite Access Service cannot be installed due to technical difficulties with the Customer’s equipment; or

d.	there is an inadequate view of the southern sky.
Verizon will not charge for an incomplete installation for reasons of (c) and (d) above if Customer has ordered and paid for an optional site survey. In the case of a failed dispatch, a site survey will be performed at Customer’s cost as provided in the Pricing Schedule in the Rates and Charges section, if Verizon reasonably determines that it is necessary to provision the Private IP Satellite Access Service.
2.	Safety Issues. If Verizon reasonably determines that any condition at or surrounding the site poses a potential safety issue for the technicians responding to the call, then Verizon may without liability cancel the call until the safety hazard is resolved to the satisfaction of Verizon.

3.	CPE Restrictions. Customer is responsible to obtain any and all permits, permissions or other rights required to install the external dish antenna and coaxial cable at Customer’s site. Such permits, permissions or rights may include, but are not limited to, roof rights, zoning variances, waiver of restrictive covenants or deed restrictions. CPE must be mounted on a fixed platform. Mounting of CPE on a moving platform is prohibited.
a.	Customer will not copy the software resident on the CPE nor shall Customer sublicense, assign or transfer, whether through a network, service bureau, loan, or other means, any CPE, software or their documentation, or any derivative work or copies thereof, in whole or in part.

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b.	Customer will make no use of the software other than with CPE at the CPE site. Use of the software by Customer for purposes other than in connection with the Private IP Satellite Access Service shall be considered a material breach of the Agreement and shall be subject to prompt application of the termination provisions. Customer shall not alter, modify or adapt the CPE or any part of the CPE, including but not limited to translating, de-compiling, disassembling, reverse engineering or creating derivative works or products.

c.	Customer will not use, or attempt to use, the CPE or the Private IP Satellite Access Service for any Unauthorized Use. “Unauthorized Use” as used herein includes: (i) obtaining access to or use the Private IP Satellite Access Service with intent to avoid payment, in whole or in part, of charges due; (ii) access to, use of, alternation of, or destruction of the data files, programs, procedures, or information associated with the software, (iii) use of any CPE or the Private IP Satellite Access Service which causes or contributes to any malfunction or outage, or (iv) use of any CPE or the Private IP Satellite Access Service for any purpose or in any manner which, directly or indirectly, violates the law or aids in any unlawful act or undertaking.
4.	Warranty Disclaimer. Except for the warranties herein, Customer understands and agrees that the CPE and the Private IP Satellite Access Service are provided “as is” and there are no other warranties made by Verizon to Customer, express or implied, including but not limited to any implied warranties or merchantability or fitness for a particular purpose.

5.	Resale. The Private IP Satellite Access Service is not intended for resale. Verizon reserves the right to terminate this Private IP Satellite Access Service Attachment in the event of resale of the Private IP Satellite Access Service. Customer shall not distribute or re-market any CPE.

6.	Use of Facilities and Equipment. Verizon may interrupt the Private IP Satellite Access Service for scheduled or emergency maintenance or as otherwise set forth in the Agreement. Not withstanding anything herein to the contrary, Verizon’s obligation under this Private IP Satellite Access Service Attachment is to furnish the Private IP Satellite Access Service consisting of facilities and equipment that are exclusively of Verizon’s choosing. Verizon may substitute facilities or equipment used to furnish the Private IP Satellite Access Service, substitute comparable service, or discontinue the Private IP Satellite Access Service, at any time. If for any reason this Private IP Satellite Access Service should become unavailable, Verizon will make every effort to migrate Customer over to a comparable service. Private IP Satellite Access Service to Customer may be discontinued without liability in response to a request from any governmental authority. Customer shall have no recourse against Verizon for the interruption, suspension or termination of Private IP Satellite Access Service to Customer.

7.	Term. The minimum commitment period for Private IP Satellite Access Service is one year. The term of any Private IP Satellite Access Service ordered hereunder will automatically renew, expire and terminate according to the terms of the Agreement. In the event the Private IP Satellite Access Service becomes unavailable for any reason, either party may terminate this Private IP Satellite Access Service Attachment without penalty upon prior written notice to the other party.

8.	Termination. Billing for Verizon service will commence at commissioning of the CPE with Verizon’s gateway for delivery of internet connectivity. Charges for CPE shall be invoiced upon shipment. Private IP Satellite Access Service is invoiced monthly in advance, and may be canceled only by 60 days’ advance written notice. In the event of early cancellation of the Service, Customer will be required to pay [**]% of the monthly

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recurring charges, set forth in the Rates and Charges section, for each month remaining in the Agreement.
9.	Indemnification. Customer shall indemnify, defend and hold Verizon and its respective subsidiaries, affiliates, directors, officers, employees, contractors, shareholders, suppliers and agents harmless in respect of all claims of infringement of copyright; any other intellectual property right, or any law or obligatory rule or regulation of a competent authority, in connection with reproduction, transmission or making available on an interactive network of protected works in any form by means of or in connection with Customers’ use of the Private IP Satellite Access Service.

10.	Compliance with Law. Customer shall comply with all applicable laws and regulations and acknowledges that Verizon may be subject to regulations issued by agencies of the United States Government, including the United States Department of Commerce, or by governments having jurisdiction within a geographic area in which the Private IP Satellite Access Service contracted for hereunder is provided (“Territory”), that prohibit or restrict export or diversion of certain products to certain countries. Customer agrees that it will not permit or knowingly assist or participate in the transfer of the CPE or Private IP Satellite Access Services to countries or to users not approved to receive technical information under applicable United States laws and regulation and applicable laws and regulations within a Territory.

11.	Service Level Agreement. The Service Level Agreement (“SLA”) for Internet Private IP Satellite Access is set forth at the following URL: www.verizonbusiness.com/terms. Verizon reserves the right to amend the SLA from time to time effective upon posting of the revised SLA to this URL, or other notice, provided that in the event of any amendment resulting in a material reduction of the SLA’s service levels or credits, Customer may terminate the Private IP Satellite Access without penalty by providing Verizon written notice of termination during the 30 days following notice of such amendment. Verizon may avoid such termination if, within 30 days of receipt of Customer’s written notice, it agrees to amend this Private IP Satellite Access Service Attachment to eliminate the applicability of the material reduction. SLA statistics will be made available to Customer monthly. SLA statistics are Confidential Information and may be used by Customer solely for the purpose of analyzing Private IP Satellite Access quality. Verizon’s records and data shall be the basis for all SLA calculations and determinations. The SLA sets forth Customer’s sole remedies for any claim relating to Private IP Satellite Access or the Verizon Network, including any failure to meet any standard set forth in the SLA.

12.	Delivery. International CPE Delivery. Delivery of International CPE to non U.S. locations shall be Free Carrier (“FCA”) loaded named place (as defined by “Incoterms 2000” published by the International Chamber of Commerce), together with the terms and conditions set forth herein (the “Delivery”). Title to the CPE and risk of loss, damage and ownership of, the CPE shall pass from Verizon to Customer upon Delivery. Customer agrees to support third party agents and/or Verizon as needed to move hardware across borders in support of Agreement, to implement the PIP Satellite Access Service, including but not limited to providing end user statements and/or acting as importer of record.

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SCHEDULE 2
MANAGED IP PBX SERVICES
SERVICE ATTACHMENT
1.	GENERAL SERVICE DESCRIPTION. Managed IP PBX Services include, without limitation and depending on Customer’s requirements, design of Customer’s internet protocol (“IP”) PBX service, activation of specified Customer premise equipment (“CPE”) comprising Customer’s IP PBX service and ongoing management of Customer’s IP PBX service. Only Verizon certified CPE, provided pursuant to a separate Verizon CPE Service Attachment with an approved Verizon design will be supported. Verizon will provide technical, consultative design and installation services specified in the applicable statement(s) of work (“SOW(s)”) agreed to from time to time under this service attachment (“Service Attachment”), as well as manage the IP PBX service and deliver any reports or other deliverables (collectively, “Deliverables”). The SOWs will become a part of this Service Attachment upon execution by Customer. Such services and Deliverables are collectively referred to in this Service Attachment as the “IP PBX Services.” Such services and Deliverables under a particular SOW are referred to as a “Project” which may be delivered in phases depending on the complexity of each Project. This Service Attachment, as supplemented by SOWs entered into from time to time, and the master agreement (“Master Agreement”) (collectively, the “Agreement”) sets forth the terms and conditions for each Project. To the extent there is any conflict between a SOW, the Service Attachment and the Master Agreement, the order of precedence is (a) SOW, (b) Service Attachment, and (c) Master Agreement. References to “Verizon” in this Service Attachment include all Verizon affiliates, agents and contractors.

2.	DESCRIPTION OF SERVICES.
2.1	Design and Installation Service. Verizon will perform the following services as further defined and agreed to in applicable SOW(s). The nonrecurring costs for the services are shown in the SOW.
2.1.1	Assessment. Verizon will evaluate Customer’s existing network to determine the feasibility of adding IP PBX Service. Verizon and Customer work together to complete this evaluation. Verizon may remotely collect Customer’s requirements, system information, application and end-user requirements.

2.1.2	Implementation. Implementation brings a new IP PBX Service online. Verizon will provide implementation in accordance with a SOW that describes the detailed implementation as agreed upon by the parties. Implementation includes without limitation the creation of the overall Project plan, system design and equipment configuration and installation. Verizon will create a design document based on the implemented Project that will describe the Customer’s IP PBX Service in detail.

2.1.3	Managed Take-Over. With Managed Take-Over, Verizon reviews, optimizes or takes over management of a Customer’s existing IP PBX network. Verizon will collect and analyze the logical and physical characteristics for the existing Customer network, as well as its related equipment or assets. This initial process is generally accomplished in a non-intrusive manner. All network data must be provided by the Customer, including, but not limited to, Customer interviews, Customer-provided network diagrams, and site-specific information. Managed Take-Over is provided on an as-available basis. Please contact your account team for availability.

At the close of the initial process, Verizon, in cooperation with the Customer, will i) inventory of the Customer’s network; ii) identify any physical / logical activities required to bring the network under management by Verizon, and iii) identify any associated costs in bringing the network under management. Customer will be responsible to implement certain WAN or LAN upgrades identified by Verizon as part of this initial process. At Customer’s request and cost, Verizon will perform such upgrades.

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2.1.4	Other one time nonrecurring IP telephony and related services may be provided pursuant to a SOW. These include, without limitation, special training, additional assessments, consulting services and time and materials work.

2.1.5	Completion of Services. Upon completion of each phase of a Project, Verizon will review a checklist with the Customer pursuant to the SOW. Customer indicates their acceptance of each Project phase by signing the checklist within [**] from the presentation of the completed Project phase. The Project phase will be deemed accepted if Customer fails to respond within this [**] period. If a checklist item for a Project phase is not complete, Customer will provide written notification to Verizon. Verizon will have [**] after the receipt of Customer’s notice to correct the checklist item, given it is within Verizon’s scope to do so. Such time period to correct the checklist item may be extended by mutual consent. When the checklist is completed or the checklist items are determined to be out of Verizon’s scope, Customer will pay Verizon’s invoice for the IP PBX Service.
2.2	Management Services. IP PBX Service provides the management services listed below. Verizon is responsible to resolve both logical and physical issues with Customer’s reasonable cooperation. Verizon may resolve the fault condition remotely, or by dispatching a technician to Customer’s site, at Verizon’s option. Management Services are only available to Customers with at least one Managed WAN circuit. Customers with Verizon Managed WAN and Managed LAN must have the full level of service for their Managed WAN and Managed LAN service Any server, router or switch with an IP PBX Service application must be under Verizon management.
2.2.1	Monitoring. Verizon provides proactive monitoring and management of IP PBX components 24 hours a day, 7 days a week, 365 days a year. Verizon will monitor and manage certain server IP PBX components (including, without limitation, server health and operations, IP Telephony, Voicemail/Messaging and Emergency Responder server-based applications and services), certain router and switch-based IP PBX functions (including, without limitation call-control, gateway/gatekeeper, voicemail and remote site survivability), and certain power-related functions (including, without limitation, UPS devices and power of ethernet capabilities) depending on Customer’s IP PBX network and applications. Verizon uses Simple Network Management Protocol (“SNMP”) to determine device status and error conditions (e.g. SNMP trap messages and collection of performance data) in conjunction with Internet Control Message Protocol (“ICMP” commonly called a “ping”) to ensure device accessibility and to periodically poll IP PBX devices.

2.2.2	Customer Portals. Verizon offers Internet Customer portals providing a secure, scalable, consolidated view of Customer network information 24 hours a day, 7 days a week, 365 days a year including, without limitation, Verizon’s enterprise services portal (“ESP”) and Verizon Customer Center (“VCC” collectively, “Customer Portal”). Customer Portal provides real time access for project oversight and operational systems and updates including, without limitation, trouble ticketing and call detail records for Verizon voice circuits. Customer is limited to [**] User accounts and is responsible for ensuring that all users understand and comply with the confidentiality requirements set forth in the Agreement.

2.2.3	Notification. Verizon will open a trouble ticket and attempt to electronically notify Customer within [**] of receiving an alarm for a i) a device failure to respond to “ping”, or ii) SNMP Trap critical messages as determined by Verizon Notification services. Customer will have the ability to view trouble tickets and associated status on the Customer Portal.

2.2.4	Performance Reporting. In addition to the standard reports available to the Customer on the Customer Portal, IP PBX Customers have access to reports related to IP PBX

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Service including, without limitation, mean opinion score (“MOS”), jitter, packet delivery, one way latency, call completion, CPU utilization, and memory utilization.
2.2.5	Change Management Activities. The following remote change management activities are included in the monthly recurring charges. Verizon may add, delete or change these change management activities from time to time. Verizon reserves the right to limit the number of moves, add, changes or deletions (“MAC-D”) performed by Verizon per month based on the size and complexity of the Customer’s network.

Activity	Description
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

*	Does not include end user or end device moves, adds, changes, or deletes.
3.	CUSTOMER RESPONSIBILITIES. Customer will do the following:
3.1	IP PBX Service Functions. Customer is responsible to have a designated administrator perform certain user oriented day to day IP PBX Service functions including, without limitation, configure and update of i) individual end user phones, ii) voicemail boxes, and iii) personal assistant features (e.g. Find Me, Follow Me parameters). Customer is primarily responsible to perform certain system administrator IP PBX Service functions, including without limitation, administration of phone account features, individual dial number assignments, phone features and templates, voicemail box features setup and maintenance, and update and monitoring of the Cisco Emergency Responder database. Customer will also designate a program manager to work with Verizon during IP PBX Service implementation.

3.2	Information and Access Requests. Upon request, Customer will provide information to Verizon that is reasonably necessary or useful for Verizon to perform its obligations. In addition, upon request Customer will provide Verizon with access to Customer facilities, installation sites, and equipment as reasonably necessary or useful for Verizon to perform its obligations under this Service Attachment.

3.3	Licenses. Customer will obtain any necessary permits, licenses, variances, and/or other authorizations required by state and local jurisdictions including without limitation for installation and operation of the CPE on Customer’s premises.

3.4	Building Space. Customer will provide adequate building space, circuitry, facility wiring, temperature, humidity, and power to comply with the standards established by the manufacturer of the CPE for proper installation and operation of the IP PBX Service. The Customer is responsible for any facility issues that may arise (e.g. bad or incorrect cabling, not meeting cable plant, environmental or power specifications, lack of rack space) and will correct any issues as quickly as possible. The Customer may contract with Verizon for resolution of these issues.

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3.5	IP Addresses. Verizon reserves the right to assign IP addressing to Customer’s IP PBX devices. If supported, secondary IP addressing will be used, maintaining Customer’s existing IP address space. In the case where there are devices which do not support secondary addressing, Verizon will assign new IP addressing to Customer’s IP Telephony segment, based on availability in both Verizon’s and Customer’s address space. If Customer will not permit the use of Verizon-assigned address space, Customer agrees to pay reasonable costs for a dedicated management domain or an IP proxy/NAT/IPv4-IPv6 solution. Additionally, Verizon reserves the right to use border gateway protocol (“BGP”) routing for the management permanent virtual circuits (“PVCs”) used to access and monitor Customer’s Network.

3.6	Out of Band Access. Out of band (“OCB”) access is required for each router or switch for the IP PBX Service. Customer will provide at their cost from Verizon or a third party a dedicated, analog telephone connection either dedicated to each device or dedicated to a port server with indirect access to each device. Analog access will be used for troubleshooting the IP PBX Service. The analog telephone connection must be separate from the IP PBX Service and maintain a minimum of a [**] bits per second connection rate for site level service level agreements (“SLAs”) to apply.

3.7	Non Standard Hours. Services required by the Customer to be performed outside of normal business hours (8 a.m. to 5 p.m. Monday through Friday local time, excluding Verizon-observed holidays), unless otherwise planned for and noted, shall incur additional charges in accordance with will be billed at Verizon’s prevailing labor rates.

3.8	Non Verizon Circuits. Unless purchased through Verizon, any required telco circuit is Customer’s responsibility to order, verify availability and maintain.

3.9	System Outages. Customer will schedule and inform users of any planned systems outage.

3.10	Back Up of Data. Verizon will back up the database, application configurations and user directory information. Customer is responsible for backing up certain end user oriented and other data including, without limitation, Call Detail Records or the operating system. Original installation discs, to be used for system restoration, should be stored locally by the Customer administrator. Verizon will perform weekly local back-ups to a network shared drive, if available. Customers may request Verizon to initiate a tape back up by submitting a Change Request. Verizon will support a maximum of [**] back up per server per month.

3.11	IP PBX Service Configuration. Customer is responsible for confirming that its IP PBX Service, including any optional features, is configured in accordance with Customer’s preferences prior to and after activation of the IP PBX Service.
4.	PERFORMANCE. Verizon controls the means, methods, places and time of its performance of the IP PBX Services (including the use of subcontractors and consultants). While working on a Customer site, Verizon will abide by Customer’s stated security rules for the site. Customer agrees to provide working space and facilities and any other assistance and support that Verizon may reasonably request in order to perform the IP PBX Services. Verizon is not responsible for any failure or delay resulting from Customer’s failure to fulfill its obligations under this Service Attachment in a timely manner.

5.	SOWs AND TERMS & CONDITIONS. All SOWs must be in writing, follow the format of the attached SOW template (including all required information and Conditions, as defined below), be signed by an authorized representative of each party, and refer to the Agreement by number or by title and date. SOWs may include Customer purchase orders as part of its documentation but any terms and conditions contained in purchase orders are rejected, void and have no force or effect.
5.1	Conditions. A SOW may identify key expectations on which the SOW is based (“Conditions”). Each Party will notify the other promptly if it determines that a Condition has not been met or is

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unlikely to be met. If Verizon reasonably determines that it has been materially and adversely affected by the failure of a Condition to be met, and Verizon proposes a SOW amendment to cure it, the parties will work diligently to reach agreement on a SOW amendment to cure the material, adverse effect on Verizon, and Verizon may suspend work on the Project until the parties have reached that agreement. The preceding sentence does not apply if Verizon reasonably could have caused the Condition to be met but did not.
5.2	Changes to SOWs.
a. Either party may propose a change to a SOW by having its designated “Project Manager” or “PM” submit a written change request to the other party’s Project Manager. All writings under this process may be by email.
b. The Verizon PM logs the change request and assigns it a unique ESP order number.
c. Upon completion of Verizon’s evaluation, Verizon’s PM provides Customer’s PM with a Service Order Change farm (the “SOC”), amending the SOW, which describes the proposed changes to the Project, including to its costs and schedules.
d. If Customer agrees in writing to the SOC, then the SOW is thereby deemed amended and both parties will perform their obligations under the SOW as amended.
6.	CUSTOMER’S RIGHT TO USE DELIVERABLES.
6.1	License to use Deliverables. Verizon grants to Customer a non-exclusive, nontransferable, license to use any Deliverables solely for Customer’s internal business purposes during the term of any related Verizon service, including the right to make a reasonable number of copies of such Deliverable, if applicable, except as otherwise agreed to in a SOW.

6.2	Ownership and Confidentiality of Deliverables. As between Verizon and Customer, all right, title and interest in any Deliverable is owned by Verizon and/or its suppliers and any information, materials, methodologies or know-how used by Verizon in connection with any Deliverable, is the Confidential Information of Verizon and/or its suppliers or subcontractors, except for (a) any Customer-owned information or materials that pre-existed the signing of this Service Attachment and/or that may be embedded in any Deliverable, and (b) as otherwise agreed to in a SOW.

6.3	Verizon Reservation of Rights. Except as expressly granted herein, Customer receives no ownership, license, or other interest in any intellectual property created or delivered by Verizon, whether in connection with its performance of this Service Attachment or otherwise.
7.	WARRANTIES AND DISCLAIMERS.
7.1	Verizon Warranty. Verizon warrants that It will perform each Project in a professional and workmanlike manner in accordance with accepted industry standards, and that any Deliverables will comply with the specifications agreed to by the parties in a SOW.

7.2	Customer Warranty. Customer warrants that it owns all right, title, and interest in and to, or has the license for and the right to grant Verizon access to any programs, systems, data, materials or other information furnished by Customer to Verizon for the purpose of enabling Verizon to perform the IP PBX Services.

7.3	Verizon’s Disclaimer of Warranties. The disclaimer of warranties in the Master Agreement applies to this Service Attachment (without limitation). Any Verizon warranty applies to Customer only.

7.4	EMERGENCY CALLING SERVICES. IP PBX Service may include the installation and/or configuration of equipment and software which includes functionality to enable Customer — with the addition of other services, including without limitation local exchange service — to have “911”

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calls routed to the local Public Service Answering Point or PSAP (“Emergency 911 Service”). Customer acknowledges that IP PBX Service alone does not provide Emergency 911 Service and that Customer is responsible for taking the steps necessary to establish Emergency 911 Service, including, but not limited to, defining and updating Emergency Response Locations, ensuring that the PSAP updates the Automatic Location Information or ALI database, and performing initial and periodic testing of 911 services.
Customer also acknowledges that IP-based voice service is different in key respects from traditional telecommunications-based voice service and that those differences may cause Emergency 911 Service to be unavailable under certain circumstances, including without limitation, the following: (1) loss of power, (2) loss of broadband service, (3) loss of local area network (“LAN”) or applicable wide area network (“WAN”) service, (4) equipment failure, (5) making voice calls from a different location from the one for which 911 routing was established, and (6) nonpayment for service. Customer is responsible for complying with all applicable emergency 911 calling service laws. Customer will notify all end-users of these limitations.
i)	Disclaimer of Certain Damages. With respect to Emergency 911 Service: This service is offered solely as an aid in enabling Customer to contact an appropriate PSAP in connection with fire, police and other emergencies. Verizon is not responsible for any losses, claims, demands, suits or any liability whatsoever (“Losses”), including without limitation (a) Losses to or relating to Customer or a third party, (b) Losses for any personal injury, or property damage or loss, (c) Losses claimed to have been caused by: (1) any aspect of IP PBX Service, including without limitation, any mistakes, omissions, interruptions, delays, errors or other defects in the provision of IP PBX Service. Verizon is also not responsible for any infringement or Invasion of the right of privacy of any person or persons, caused or claimed to have been caused, directly or indirectly, by any aspect of IP PBX Service, or by any services furnished by Verizon including, but not limited to, the identification of the telephone number, address or name associated with the phone used by the party or parties accessing emergency 911 service, and which arise out of the negligence or other wrongful act of Verizon, customer, its users, agencies or municipalities, or the employees or agents of any one of them.
7.5	Service Disclaimer. IP PBX Service may be interrupted or degraded by certain conditions. For example (without limitation), IP PBX Service relies on Customer’s domain name server (“DNS Server”) and LAN; Verizon will not be responsible if Customer’s DNS Server or LAN falls or performs poorly for LAN and WAN networks not managed by Verizon. Verizon’s responsibility for LAN and WAN performance for networks managed by Verizon is stated in Customer’s agreement for such management. Network-related outages also may occur, and service restoration intervals may vary from those associated with traditional telecommunications service. Communications from analog modems may have protocol interaction issues when used over VOIP technology (due to their handshake and error-checking rules) and cannot be assured of the same quality as other communications; IP PBX Service is provided without any warranty whatsoever with respect to modems. Modems may not be used on IP PBX Service except with Codec G.711 without silence suppression. Alarm lines (whether or not they use modems) are wholly unsupported on IP PBX Service (with respect to both service and wiring, without limitation). Customer will be responsible for all inside wiring and special construction charges. Customer understands that use of IP PBX Service is restricted in the following manner: (i) Customer may not modify the Verizon installed design and/or configuration without the previous written consent of Verizon; Customer expressly acknowledges that any violation of tine foregoing restriction will result in the immediate termination of services management and related SLAs.

7.6	Customer Data. If Customer orders optional virus scanning; Customer (and not Verizon) is responsible for taking any steps that may he required by law or otherwise to inform end users and others IP PBX Service that such service is subject to scanning for Viruses (as defined below) and as a result the IP PBX traffic data may be accessed for that limited purpose. As a part of that limited purpose, Verizon (including its suppliers used in providing this service) may use any

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Virus-related data to (i) maintain and improve the performance and integrity of the Virus scan, (ii) observe, study and test the functioning of the Virus scan; (iii) comply with regulatory, legislative or contractual requirements (including cooperating with law enforcement authorities); and (iv) make available to licensors Virus information passing through IP PBX for the purposes of enhancing the Virus scan and protecting against Viruses. “Virus” means a piece of program code, possibly including a self-replicating element, usually (but not necessarily) disguised as something else that causes some unexpected and, for the recipient, usually undesirable event and which may be designed so that it may infect other computer systems.
8.	LIMITATION OF LIABILITY.
8.1	Disclaimer of Liability. Without limitation, Verizon is not liable for any loss of or damage to Customer data. Customer is responsible for backing up all data.

8.2	Extent of Verizon’s Liability. Without limitation, the total liability of Verizon (including without limitation subcontractors, consultants and suppliers) to Customer may not exceed the total amount paid by Customer to Verizon directly attributable to the elements of the IP PBX Service forming the basis of the Claim, except that this limitation does not apply to actual, direct damages to real property or tangible personal property or for personal injury or death, resulting from Verizon’s negligence or willful misconduct. Under no circumstances will either party be liable for damages that could have been avoided by the other party’s exercise of reasonable diligence. No party may assert a Claim against the other under any theory that accrued more than one year before bringing a formal proceeding asserting the Claim.

8.3	Extent of Security Liability. Use of IP PBX Service, like other network-based services, carries certain security risks to the systems and networks of Customer, Verizon and third parties including, but not limited to: misuse, unauthorized access; alterations; theft; destruction; corruption; and attacks (“Occurrences’). Customer shall, at its own expense, take security measures, including but not limited to use of firewalls, passwords, access restrictions, encryption, policies, and physical access restrictions (“Security Measures”) to protect from Occurrences all IP PBX traffic, Customer facilities and other equipment, software, data and systems located on Customer’s premises or otherwise in Customer’s control and used in connection with IP PBX Service, whether owned by Customer, Verizon or Verizon’s subcontractors,

Customer agrees that Verizon is not liable, in contract, tort, or on any other basis, for any loss resulting from any Occurrences or use of such IP PBX Service, Customer facilities, or other equipment, software, data and systems. Customer is responsible for all Security Measures, even if Customer uses a third party (or Verizon) to configure and implement them.
9.	TERM. Either party may terminate a SOW (even before it is completed) according to the same terms under which the Agreement could be terminated, except to the extent the SOW states otherwise. Upon termination of a SOW or the Agreement for any reason, each party will promptly return to the other all copies of any data, records, or materials of whatever nature or kind, owned by the other party (or its subcontractors, consultants, or suppliers). Verizon also will furnish to Customer any Customer-owned work in progress for which payment has been received. Verizon may terminate a SOW if the parties have not agreed on a proposed SOW amendment to cure the material and adverse effect on Verizon from an unmet Condition within 45 days of Verizon providing it to Customer.

10.	USE OF CUSTOMER LOGO. Customer agrees to allow Verizon to use its logo identifying Customer as a Verizon IP PBX Service customer. Customer agrees to allow use of Customer’s trademarks, trade names, or service marks (collectively, “Trademarks”) for Verizon internal and external communications relation to Verizon’s provision of the IP PBX Service to the Customer. Verizon will present Customer with an opportunity to approve of such use of Trademarks, in advance, in writing, which approval shall not be unreasonably withheld or delayed. Verizon acknowledges that the Customer is the owner of all right, title and interest in and to all of the Trademarks and shall not take any action that is inconsistent with such ownership. Verizon shall not, by any act or omission, use any Trademark in any manner that tarnishes,

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degrades, disparages or reflects adversely on Customer or its business or reputation. Any use of each other’s Trademarks and logos in conformity with the provisions of this Section will be royalty-free.
11.	RATES AND CHARGES.
11.1	Design and Installation Service. Verizon will submit, and Customer will pay, invoices to Customer for amounts due under the SOW. Such amounts due may include recurring, nonrecurring, work time (per hour), materials, travel, lodging, shipping, handling, insurance and ether charges, as provided in the SOW. If a SOW is terminated, Customer will pay Verizon for the Project in progress based on the percentage of the Project, Deliverables, milestones, or other appropriate measure of work then completed (without limiting other remedies under the Agreement or the law). United States domestic CPE is governed by a separate agreement with Verizon.

11.2	Managed IP PBX Service.
11.2.1	Server Management Monthly Recurring Charge (“MRC”).

Server Size	MRC
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
11.2.1.1	Standard and Nonstandard Server. The ‘standard” servers for IP PBX applications are listed below and apply to the Server Management MRC table above. Network server models not identified here and any network server used for IP PBX applications are “nonstandard CPE.” Verizon may limit or restrict the Managed IP PBX Services that it provides for nonstandard CPE.

[**]
11.2.2	Application Management MRC. Customer will pay [**] application management MRCs as applicable based on the average number of phones for that application registered in the Call Manager Publisher database during a billing month (“Active Phones”) for applications that Customer has ordered. The average is calculated based on aggregate daily measurement of total Active Phone count divided by the number of days in the billing period. Certain applications, as noted, are flat rate and not based on Active Phones.

Server Size Applications	MRC Per Active Phone
[**] [**] [**] [**] [**] [**] [**] [**]	[**] [**] [**] [**] [**] [**] [**] [**]

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Router Applications	MRC*
[**] [**] [**] [**] [**] [**]	[**] [**] [**] [**] [**]

Router or Switch Applications	MRC*
[**] [**] [**] [**]	[**] [**] [**]

Other Devices and Applications	MRC*
[**] [**] [**] [**] [**] [**] [**] [**]	[**] [**] [**] [**] [**] [**]
11.3	Additional Charges. For the special services listed below for IP PBX Service, Customer will pay the corresponding charges in addition to the basic rates stated above. No discounts apply to the following charges:
11.3.1	Expedite Charges. Customer will pay [**] Dollars ($[**]) per device for any Customer’s written request to activate PBX CPE within [**] or less of order acceptance.

11.3.2	Redispatch Charges. Customer will pay [**] Dollars ($[**]) per activation if Customer reschedules PBX CPE activation within [**] of the originally-scheduled-date.

11.3.3	After Hours Charges. Customer will pay an additional [**] Dollars ($[**]) per device/instance if Customer requests work after normal business hours local time.

11.3.4	Demand Dispatches. Customer will pay an additional [**] Dollars ($[**]) per dispatch for Customer-requested dispatches outside of normal business hours.

11.3.5	Additional Nonrecurring Charges. Optional Change Management (“OCM”) provides additional remote change management support for Verizon’s IP PBX Service and Managed LAN Service. Customers are charged a charge per request, per Device for the remote configuration items listed below, subject to the maximum. Customer can order specific Optional Change Management activities through the Verizon Customer Portal at https://customerportal.verizonbusiness.com/. The Verizon Customer Portal provides detailed information for each pricing level of OCM. The NRCs below are for a maximum of [**] of work. If Verizon determines that more than [**] is required for a Customer request, Verizon and Customer will execute an SOW for such request.

Activity	NRC
[**]	[**]
[**]	[**]

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Activity	NRC
[**]	[**]
[**]	[**]

*	Does not include end user or end device moves, adds, changes, or deletes. +Hardware or software upgrades required to support these new router features will be billed separately.
11.3.6	Customer will be charged a service charge for all issues discovered with IP PBX Service that result in an Verizon technician being dispatched that are due to the act or omission of Customer including, but not limited to, faulty in house wiring.
11.4	Special Pricing. The following special pricing will apply to the IP PBX Service or LAN Service during the Term, notwithstanding anything in this Service Attachment to the contrary:
11.4.1	Managed IP PBX Service. In lieu of all other rates, discounts, or promotions, Customer will pay the following fixed monthly recurring charges for Managed IP PBX Service based on Service Type. The below rates are in lieu of all other rates and discounts and shall remain fixed for the Term.

Server Size	MRC Per Server
[**]	[**]

Server Applications	MRC Per Active Phone
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

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STATEMENT OF WORK (SOW) NO._____
TO VERIZON MANAGED IP PBX DESIGN AND INSTALLATION SERVICES SERVICE ATTACHMENT
This Statement of Work (“SOW”) amends and is a part of the Managed IP PBX Design and Installation Service Attachment and related master agreement (the “Master Agreement” and the IP PBX Design and Service Attachment, Master Agreement and SOWs entered into from time to time are collectively referred to herein as the “Agreement”), entered between MCI Communications Services, Inc. d/b/a Verizon Business Services (“Verizon”), and                              (“Customer”), Contract ID #                          , executed by Customer as of                         , 200   .
1.	Description of Project
a)	IP PBX Services.

Verizon will provide IP PBX Design and Installation Services to Customer as identified below.

b)	Specific Services and Milestones. Verizon will invoice each Project phase or listed implementation service upon completion of that service or phase:

	Non-Recurring Implementation		Comment/Instruction/
Location (site)	Service	Charge	Requested Install Date

c)	Specific additional services description.
2.	Deliverables and Documentation to be Produced by Verizon.

Verizon will create a design document based on the implemented Project that will describe the Customer’s IP PBX Service In detail.
3.	Documentation to be Produced by Customer and Customer Obligations (if any)

4.	Services Completion Checklist
Upon completion of each phase of a Project, Verizon will submit this checklist to Customer. Customer indicates their acceptance of each Project phase by signing the checklist within [**] from Verizon’s presentation of the completed Project phase. The Project phase will be deemed accepted if Customer fails to respond within this [**] period. If a checklist item for a Project phase is not complete, Customer will provide written notification to Verizon. Verizon will have [**] after the receipt of Customer’s notice to correct the checklist item, given it is within

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Verizon’s scope to do so. Such time period to correct the checklist item may be extended by mutual consent. When the checklist is completed or the checklist items are determined to be out of Verizon’s scope, Customer will pay Verizon’s invoice for the IP PBX Service.

IMPLEMENTATION TASK		COMPLETED?

1.	Telco has been coordinated (if applicable).	☐ Yes ☐ N/A

2.	CallManager database has been designed and approved.	☐ Yes

3.	Equipment rack has been constructed and installed.	☐ Yes

4.	CallManager server has been installed.	☐ Yes

5.	Internal calls are completed successfully.	☐ Yes

6.	External calls are completed successfully.	☐ Yes

7.	Dial plan has been programmed in CallManager according to specifications.	☐ Yes

8.	IP phones have been installed and registered with CallManager.	☐ Yes

9.	All specified voice gateways are configured and functional.	☐ Yes

10.	All specified features have been configured and are functional.	☐ Yes

11	User Directory has been populated and is functional (if applicable).	☐ Yes ☐ N/A

12.	Quality of Service has been configured and is functional (if applicable).	☐ Yes ☐ N/A

13.	Station cabling has been installed (if applicable).	☐ Yes ☐ N/A

14.	Successful testing of system, database.	☐ Yes

15.	Administration training classes have been conducted (if applicable).	☐ Yes ☐ N/A

16.	User training classes have been conducted (if applicable).	☐ Yes ☐ N/A

17.	A copy of the specified documentation has been provided.	☐ Yes
5.	Conditions (if any)

6.	Term of SOW

The term of this SOW shall be coterminous with the associated Master Agreement unless otherwise specified in this section.

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Exhibit 1
Verizon Managed IP PBX
Service Level Agreement
Effective March 15, 2006
Table of Contents

SECTION	TOPIC
1	Overview
2	Managed Service Details
Coverage Categories
3	Verizon Managed IP PBX SLA
Service Level Agreement by Design and Maintenance Provider
4	Service Level Agreements and Objectives Defined
Platform Availability
Call Quality
Time to Repair
Proactive Outage Notification
Change Management Service Level Objective
Call Completion Service Level Objective
5	Credit Application Process
Managed IP PBX SLA Application Structure
Process for Customers to Apply for SLA Credits
Service Level Agreement Credit Time Limitation
Appendix A	General Exclusions
Appendix B	Terms and Definitions
1.	Overview

Managed IP PBX offers certain service level agreements and objectives as shown below. Capitalized terms that are not defined in Appendix B: Terms and Definitions are defined in the Customer’s Agreement.
      The Manaeed IP PBX SLAs are as follows:
Platform Availability
Call Quality
Time to Repair (“TIR”)
Proactive Outage Notification
      The Managed IP PBX Service Level Objectives are as follows:
Change Management
Call Completions
2.	Managed Service Details
2.1	Coverage Categories The Managed IP PBX SLAs vary by designed architecture and maintenance provider as specified below.

PBX Designed Architecture. Customer’s choices with respect to; a) design, b) end to end management of the PBX and related networks (i.e. The supporting WAN and LAN), c) the level of

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redundancy of equipment and applications, and d) the code implemented on the PBX determines the applicable service level as further explained below.
Maintenance. Whether maintenance is provided by Verizon Data Maintenance — Network, Verizon Data Maintenance or an approved-third-party (“3rd Party Maintenance”), determines the applicable service levels for Time to Repair. The current approved 3rd Party Maintenance providers are Cisco and NEC. Other maintenance providers may be approved on a case by case basis.
3.	Verizon Managed IP PBX SLA
3.1	Service Level Agreement by Design and Maintenance Provider
TABLE 3.1 MANAGED IP PBX SERVICE LEVEL AGREEMENTS

Parameter		Contiguous U.S.
[**]	[**]	[**]
	[**]	[**]
[**]	[**]	[**]
	[**]	[**]
[**]	[**]	[**]
	[**]	[**]
	[**]	[**]
[**]	[**]	[**]
	[**]	[**]
	[**]	[**]
[**]		[**]
TABLE 3.2 MANAGED IP PBX SERVICE LEVEL OBJECTIVES

Parameter		Contiguous U.S.
[**]	[**]	[**]
	[**]	[**]
[**]	[**]	[**]
[**]		[**]
4.	Service Level Agreements and Objectives Defined
4.1	Platform Availability: The IP PBX Platform is deemed “Available” if i) no alarm events have occurred on the Network Operations Center’s (“NOC”) Network Management System related to Outages, or ii) no Trouble Ticket related to Outages has been opened by Customer with respect to that Platform.
4.2.1	Calculation

Availability is the percentage of time that the Platform is Available within a given Billing Month. Availability only applies to Outages.

Platform Availability (%) =

(	Available Minutes per month per Site	)

	Number of days in Billing Month x 24 hrs x 60 min		x 100
4.2.2	Credit Structure and Amounts

For each month in which the Platform availability percentage falls within a tier associated with a credit amount In the table below. Customer will be eligible for that credit amount

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equal to the percentage of the Managed IP PBX monthly recurring charges for the affected Site.
PLATFORM AVAILABILITY MATRIX COMPLETE NETWORK MANAGEMENT — REDUNDANT IP PBX CLUSTER

Platform Availability %
From	To	Credit (% of MRC)
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]		[**]
PLATFORM AVAILABILITY MATRIX COMPLETE NETWORK MANAGEMENT WITHOUT REDUNDANCY OR IP PBX ROUTER WITH CALL MANAGER EXPRESS

Platform Availability %
From	To	Credit (% of MRC)
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]		[**]
PLATFORM AVAILABILITY MATRIX PARTIAL NETWORK MANAGEMENT — REDUNDANT IP PBX CLUSTER

Platform Availability %
From	To	Credit (% of MRC)
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]		[**]
PLATFORM AVAILABILITY MATRIX PARTIAL NETWORK MANAGEMENT-WITHOUT REDUNDANT IP PBX CLUSTER

Platform Availability %
From	To	Credit (% of MRC)
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]		[**]

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4.1.3	Exclusions In addition to the general exclusions found in Appendix A. the following exclusions apply to the Platform Availability SLA:
4.1.3.1	The Platform is considered Available during interruptions not reported by Customer, or for which no Trouble Ticket was opened.

4.1.3.2	The Platform Availability SLA does not apply to Platforms installed for less than [**].

4.1.3.3	The Platform Availability SLA for Complete Network Management does not apply to WAN or LAN managed by Verizon at any level less than Full Management (i.e. WAN or LAN managed by Verizon at the Physical or Monitor and Notify level). In such case, Partial Network Management SLAs will apply.

4.1.3.4	SLA commitments may be adjusted to reflect the service levels provided by the maintenance provider. Customer must contract for a minimum 7 days/week by 24 hours per day by 4 hour (7x24x4) maintenance from 3rd party provider for Availability SLAs to be offered.
4.2	Call Quality. Call quality will be reported by determining a MOS within each IP PBX network. Different codecs are used within the IP PBX network, the LAN and the WAN. The call quality will be reported for each codec used in any month.
4.2.1	Calculation

Verizon will deploy equipment within Customer’s IP PBX network to simulate calls and measure call quality. Call quality measurements are taken every [**] and the samples are aggregated and reported as an average over a month.
4.2.2	Credit Structure and Amounts

For each month in which the Call Quality MOS falls within a tier associated with a credit amount in the table below, Customer will be eligible for that credit amount equal to the percentage of the Managed IP PBX monthly recurring charges for the affected Site. Customer is only eligible for [**] per month per Site.
CALL QUALITY MATRIX G711 CODEC

MOS
From	To	Credit (% of MRC)
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]		[**]
CALL QUALITY MATRIX G729 CODEC

MOS
From	To	Credit (% of MRC)
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]		[**]
CALL QUALITY MATRIX G729A CODEC

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MOS
From	To	Credit (% of MRC)
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]		[**]
4.2.4	Exclusions In addition to the general exclusions found in Appendix A, the following exclusions apply to the Call Quality SLA:
4.2.4.1	The Call Quality SLA does not apply to Platforms installed for less than [**].

4.2.4.2	Sites using Call Manager Express are not eligible for the call quality SLA.

4.2.4.3	Partial Network Management Sites are not eligible for the call quality SLA.
4.2	Time to Repair (“TTR”). TTR is the time to close an Outage Trouble Ticket for an IP PBX Platform.
4.2.1	Calculation

The TTR time start when a Trouble Ticket is opened by Verizon or the Customer for an Outage event and concludes when the Trouble Ticket is dosed following the resolution of the Outage event.

4.2.3	Credit Structure and Amounts

For each month in which the Time to Repair falls within a tier associated with a credit amount in the table below, Customer will be eligible for that credit amount equal to the percentage of the Managed IP PBX monthly recurring charges for the affected Site.
TIME TO REPAIR WiTH VERIZON DATA MAINTENANCE — NETWORK (APPLIES TO EACH SITE)

Time to Repair
Verizon Data Maintenance
— Network
Outage Repair Time
(Per Incident)		Credit (% of MRC)
[**]	[**]	[**]
[**]	[**]	[**]
[**]		[**]
TIME TO REPAIR WITH VERIZON DATA MAINTENANCE AND APPROVED NON-VERIZON MAINTENANCE (APPLIES TO EACH SITE)

Time to Repair
Verizon Data Maintenance and 3rd Party
Maintenance
Outage Repair Time
(Per Incident)	Credit (% of MRC)
[**]	[**]
4.2.3	Exclusions in addition to the general exclusions found in Appendix A, the following exclusions apply to the TTR SLA:
4.2.3.1	The TTR SLA is not available to Sites with Verizon Data Maintenance — Network located outside of a [**] mile radius of a designated Verizon service center in the United States. Sites with Verizon Data Maintenance — Network located between [**] and [**] miles of a designated Verizon

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service center in the United States have a TTR objective of [**]. Sites with Verizon Data Maintenance — Network beyond a [**] mile of a designated Verizon service center in the United States have a TTR objective of [**].

4.2.3.2	SLA commitments may be adjusted to reflect the service levels provided by the maintenance provider. Customer must contract for a minimum 7 days/week by 24 hours per day by 4 hour (7x24x4) maintenance for TTR to be offered.
4.3	Proactive Outage Notification SLA The proactive outage notification SLA provides credits if Verizon fails to notify Customer of an iP PBX Platform Outage as provided below. Proactive Outage Notification will be provided to the Customers’ designated point of contact by e-mail or pager. Verizon has [**] to notify Customer’s primary point of contact from the start point of the Notification Period, as defined below.
4.3.1	Calculation

The “Notification Period” begins with opening of a Trouble Ticket for an Outage and ends when the Trouble Ticket is closed. Verizon is in compliance with the proactive outage notification SLA if the Customer opened the Trouble Ticket or contacts Verizon within the Notification Period. Verizon will provide the ticket number and an initial status.
4.3.2	Credit Structure and Amounts. Customer is eligible to receive a credit equal to [**] percent ([**]%) of the monthly recurring charge for each IP PBX Platform which was impacted during an Outage that was not properly notified.
4.3.3	Exclusions In addition to the general exclusions found in Appendix A, the following exclusions apply to the Proactive Outage Notification SLA:
4.3.3.1	Interruptions not reported by Customer, or for which no Trouble Ticket was opened are not included within the Proactive Outage Notification SLA.

4.3.3.2	The time resulting from the Customer point of contact unavailability due to incorrect contact information or other cause is not included in the Proactive Outage Notification SLA.
4.4	Change Management Service Level Objective. The Change Management service level objective is to complete certain change management requests, listed below, within [**] of when the Customer has scheduled the change to occur. Verizon may add, delete, or change the change request types from time to time.
4.4.1	Definition

Change Request Types:

Change Activity

Server OS/Application Patch
Server Administrator Account Add/Delete/Modify
Call Control System Modify*
Call Control Route Plan Modify*
Call Control Service Modify*
Call Control Feature Modify*
Call Control Device Modify*
Call Control Survivability Modify*
Messaging Feature Modify*
Emergency Responder Feature Modify*
Call Center Feature Modify*

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Change Activity

Router Call Control Modify* Router Messaging Modify* Request to back up media

*	Does not include end user or end device move, add, change or delete.
Standard change requests do not provide for scheduling, coordination, follow-up, impact assessment or evaluation before or after such request by Customer.
4.4.2	Credit Structure and Amounts. The Change Management service level objective and has no associated credit.

4.4.3	Exclusions In addition to the general exclusions found in Appendix A, the following exclusions apply to the Change Management service level objective:
4.4.3.1	Requests submitted outside of the hours of 7:00-17:00 ET, Monday through Friday will not be eligible for Standard change request treatment.

4.4.3.2	The time for Standard change request will be tolled due to incomplete information, including the specific commands/configurations.

4.4.3.3	Only requests submitted via the enterprise services portal (“ESP’) are eligible to be tracked for compliance with this service level objective.
4.5	Call Completion Service Level Objective. The call completion service level objective is to determine how many calls are successfully completed in a Billing Month. A successful call is a call where there is a call placed and the call is answered, busy, ring with no answer, abandoned (i.e. user hangs up), or connected to the PSTN.
4.5.1	Calculation

Call completion is the percentage of calls successfully completed within a given Billing Month.

Monthly Call Completion (%)=

1 Minus (	Total calls not completed successfully	)

	Total number of calls		x 100
4.5.2	Credit Structure and Amounts. The call completion service level objective, and has no associated credit.

4.5.3	Exclusions The general exclusions found in Appendix A apply to the call completion service level objective.
5.0	Credit Application Process. This provision applies to all SLAs.
5.1	Managed IP PBX SLA Application Structure

Credits are not cumulative month to month. If the SLA issue exceeds 30 days, the same schedule applies for each consecutive month. The total credit percentage that will be applied against the total MRC for the Managed IP PBX Service for all failures to meet the SLAs within a month at a Site will not exceed [**]% of total MRC for the Managed IP PBX Service for the affected month at such Site. Verizon’s data and calculations will be used to determine if an SLA has been missed and a credit is due. Verizon will issue a credit within [**] if it determines that a credit is due. When attributes are shared with another Verizon managed service (e.g. router with managed WAN and Call Manager Express) only one payout qualifies for credit payout.

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5.2	Process for Customers to Apply for SLA Credits. Except for Call Quality SLAs, Customer completes two steps in order to have an Outage qualify for a Service Level Agreement credit First a Trouble Ticket needs to be opened in response to Managed IP PBX Service issues at the time of the Managed Service issue. Second, a written request for credit must be made to the account team contact.
5.2.1	Opening a Trouble Ticket

For the Availability, TTR, and Proactive Outage Notification SLAs, an Outage Trouble Ticket must he opened, either by Verizon or Customer. A Trouble Ticket records the Outage.

5.2.2	Submitting a Service Level Agreement Credit Request
5.2.2.1	Call Quality. Customer must make a request in writing (e-mail or fax) to the Verizon Account Team for a credit within [**] of the end of the month for which an SLA credit is due with the following information:
•	MOS Call Quality reports are available at the end of a month via a web portal provided by Verizon.

•	MOS reports are available by codec level.

•	Customer may only request one MOS score credit for per month per Site.
5.2.2.2	Availability, Time To Repair, and Proactive Outage Notification SLA. Customer must make a request in writing (e-mail or fax) to the Verizon Account Team for a credit within [**] of the end of the month for which an SLA credit is due with the following information:
•	The date the IP PBX Platform Outage occurred

•	The time the IP PBX Platform Outage began and ended

•	The Outage location or IP PBX Platform.

•	Trouble Ticket number for each Site and event.
5.2.3	Service Level Agreement Credit Time Limitation

If Verizon has failed to meet the same SLA for [**], Customer may elect to:
•	continue the Managed IP PBX Service with a limit of [**] of credits for any individual SLA within a 12-month period.

•	discontinue Managed IP PBX Service without liability except for charges incurred prior to discontinuation of the Managed IP PBX Service. Customer must submit a written disconnect notice to their Verizon Account Team within [**] following the end of either the third or subsequent consecutive month of Verizon’s failure to meet the SLA.
If 3rd Party Maintenance provider causes the payout of SLA credits for [**], Verizon has the following options:
•	require a change of 3rd Party Maintenance provider, as applicable; or

•	terminate its performance obligations under this Managed IP PBX SLA for the related SLA.

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Appendix A: General Exclusions
The following exclusions apply to all Service Level Agreements contained in this document:
•	No SLA will be deemed missed due to any act or omission on the part of the Customer, its contractors or vendors, or any other entity over which the Customer exercises control or has the right to exercise control, including without limitation, disconnection of power to the CPE.

•	No SLA will be deemed missed due to Force Majeure, as defined in the Agreement.

•	SLA time will be suspended for scheduled maintenance by Customer or entities under Customer’s direction or control;

•	SLA time will be suspended for scheduled maintenance by Verizon within Verizon’s maintenance windows;

•	No SLA will be deemed missed due to lapses of IP PBX Service before the IP BPX Service is up and billable will not be eligible for SLA credits.

•	CPE with less than 24 x 7 x 4 coverage with Verizon or a Verizon approved 3rd party maintenance provider will not be eligible for SLA credits.

•	SLA time will be suspended for the amount of time delays due to Customer Time.

•	No SLA will be deemed missed due Trouble Tickets associated with any act or omission of any third party.

•	SLA commitments may be adjusted to reflect the service levels provided by the maintenance provider.

•	No SLA will he deemed missed due to the Customer not fully complying with Verizon recommendations for network and server configuration.

•	No SLA will be deemed missed due to changes to the recommended network or server configuration, trunking or dial plans without Verizon’s prior agreement.

•	No SLA will be deemed missed due to performance impacting issues related to or resulting from (but not limited to) rogue network devices, viruses, worms, miss-configured unmanaged network devices attached to the LAN being managed or other impacting events/devices beyond the scope and control of Verizon.

•	No SLAs will be available for IP PBX Platforms with less than [**] users.
Appendix B: Terms and Definitions

Terms and Definitions	Definition
3rd Party Maintenance	Maintenance services from third parties approved by Verizon from time to time. The current approved 3 rd Party Maintenance providers are [**].

Billing Month	The period of time used for the monthly invoice. This is usually a minimum of 30 days but starts after the first of any month.

codec	Program used to convert voice signals from analog data to digital data for transmission by the IP PBX Service and then convert the data back to analog data to be received.

Complete Network Management	Customer’s WAN, LAN and IP PBX Networks are all under Verizon Full Management (as defined by Customer’s WAN or LAN agreement, if any).

CS-ACELP	Conjugate Structure — Algebraic Code Excited Linear Prediction

Customer Premise Equipment (“CPE”)	Managed Service equipment located at the Site.

Customer Service Center	Service centers where Customers call in to report Managed Service issues.

Customer Time	Time attributable to or caused by one or more of the following:
•	Incorrect or incomplete information provided by Customer;

•	Verizon or the Verizon approved maintenance provider being denied access to CPE or network components at the Customer location when access is required;

•	Failure or refusal to release the Device for testing; or

•	Customer unavailability where needed to close a Trouble Ticket.

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Terms and Definitions	Definition
Device	Any LAN networking Customer premises equipment managed by Verizon.

IP PBX Cluster	An IP PBX Cluster consists one IP PBX publisher server and one IP PBX subscriber server with the associated publisher and subscriber applications and an uninterruptible power supply for each server.

Managed Service	The term “Managed Service” is defined as Managed LAN, for purposes of the SLA qualification.

MOS	Mean Opinion Score. A measurement of the voice quality of a call ranging from a score of 1 to 5.

MRC	Modify Recurring Charge.

Outage(s)	Total loss of service such that the Customer does not have the ability to make or receive calls.

Partial Management	One or both of either Customer’s WAN or LAN is not under Verizon Full Management (as defined by Customer’s WAN or LAN agreement, if any).

PCM	Pulse Code Modulation

Platform	The If PBX system under Verizon management including the IP PBX Clusters and other equipment and applications located at a Site.

Redundant IP PBX Cluster	A Redundant IP PBX Cluster is an IP PBX Cluster is duplicated in an IP PBX Cluster located in a different physical location.

Service Level Agreement (“SLA”)	A series of performance commitments made by Verizon to the Customer.

Site	A Site is Customer’s Managed IP PBX Service location which includes an IP PBX Platform

Trouble Ticket	A ticket opened within Verizon’s NOC from an internal Verizon report or a report by a Customer to Verizon of either perceived Outage or Managed IP PBX Service degradation.

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SCHEDULE 3
Voice and Data Equipment and Related Services Attachment

A. Verizon Entity Name (“Verizon”):	B. Customer Name (“Customer”): Gomez, Inc.
Address: 52 E. Swedenford Rd. City: Frazer State: PA Zip Code: 19355	Address: 420 Bedford City: Lexington State: MA Zip Code: 02420
Contact Name: Phone Number:	Contact Name: David Willoughiby Phone Number: 781-778-2785
Quote Number (if applicable) 8-2P03CT	Customer Billing Address (if different): Same City: State: Zip Code:

C. Select all applicable options:

☑	New system/Service Sale	☐	Adds / Upgrade to Existing System	☐	Installation Services

Verizon International Equipment
☐	International Purchase and Sale (Drop Ship)
Verizon Maintenance Services
☑	Data Maintenance Next Business Day Remote	☐	Integrated Maintenance 24x7x2 On-Site Support
☐	Data Maintenance 4-Hour Remote	☐	Integrated Maintenance 24x7x2 On-Site Support
☐	Data Maintenance 4-Hour On-Site	☐	8x5 Switch & Phones
☐	Data Maintenance 8-Hour On-Site	☐	8x5 Switch & Proprietary Phones
☐	Video Central Support Next Business Day On-Site	☐	8x5 Switch Only
☐	Video Central Support Next Business Day Remote	☐	8x5 Ancillary/Auxiliary Equipment
☐	Connectivity Assurance	☐	8x5 Nortel Norstar
☐	IP Phones Next Business Day	☐	8x5 NEC Electra Elite
☐	IP Telephony Application Server Platform 4-Hour Remote	☐	8x5 Business Communication Manager
☐	IP Telephony Application Server Platform 4-Hour On-Site	☐	8x5 Centrex CPE
☐	IP Telephony Application Server Platform 8-Hour On-Site	☐	24x7 Centrex CPE
☐	IP Telephony Software Support	☐	24x7 Switch & Proprietary Phones
☐	IP Telephony Software Support with Upgrades	☐	24x7 Switch Only
☐	Integrated Maintenance Software Support	☐	24x7 Ancillary/Auxiliary Equipment & Software
☐	Integrated Maintenance Software Support with Upgrades	☐	24x7 Nortel Norstar
☐	Integrated Maintenance 8x5x4 Advance Replacement	☐	24x7 NEC Electra Elite
☐	Integrated Maintenance 8x5x4 On-Site Support	☐	24x7 Business Communication Manager
☑	Integrated Maintenance 8x5x4 Next Business Day Advance Replacement	☐	24x7 Voice Service Plus
☐	Integrated Maintenance 8x5x4 Next Business Day On-Site Support	☐	Software Subscription
☐	Integrated Maintenance 24x7x2 Advance Replacement	☐	On-Site Technician
☐	Integrated Maintenance 24x7x2 Advance Replacement	☐	Supplemental Warranty Coverage (extends the standard warranty to 24 hour coverage for major failures during the warranty period)
☐	Other
Third Party Maintenance Services (Maintenance will be provided in accordance with the vendor’s terms and conditions and except for Customer’s obligation to pay and Sections H, I, and J the terms and conditions herein will not apply to such maintenance services.)

☐	Nortel Extended Service	☐	Other:
☐	Cisco SmartNet

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D. Payment Options:

☑	Cash Purchase		☐	E-Rate/USF Funding Application No.
☑	Lease/Financing		☐	Tax Exempt No.
	☑	Verizon Credit Inc.
	☐	Third Party Lease/Financing (must have prior written approval of Verizon)

E. Maintenance Service Billing Option:

☐	Pre-paid Billing:
☐	Deferred Billing (deferred until warranty expirations):
	Bill deferred payment (check one):	☑ annually	☐ semi-annually	☐ quarterly	☐ monthly

F. Schedules (check schedules attached)

☑	Equipment Sales and Installation Schedule	☐	Avaya Equipment, Maintenance and Professional Services Schedule
☐	Data Equipment Maintenance Schedule	☐	Statement of Work (Avaya)
☑	Voice Equipment Maintenance Schedule	☐	Call Center Software, Support and Professional Services Schedule
☐	Verizon Integrated Maintenance Schedule	☐	Quote
☐	Professional Services Schedule	☐	Service Plan Description(s) for Maintenance Service
☑	Statement of Work	☐	E-Rate Funding Related Terms and Conditions

A.	Services. The provisions of the Agreement, this Attachment, a Statement of Work, any applicable Schedule attached hereto and incorporated herein, and the Guide General Terms and Conditions for Internet, Enhanced and other Non-Regulated Products and Services (the “Guide”), will apply to any order placed by Customer for the purchase, installation and/or maintenance of customer premises equipment and software (collectively the “System”), as well as any professional services. Verizon may modify the Guide from time to time, in accordance with the Agreement. Customer will pay all fees for the System as set forth on the applicable quote and/or Statement of Work, subject to additions and deductions made by written Change Order(s). Such fees paid for the System shall not contribute to the AVC.

B.	Termination.
1.	Either party may terminate this Attachment or a Statement of Work for convenience, in whole or in part, upon 30 days prior written notice to the other party. If this Attachment or a Statement of Work is terminated by Customer pursuant to this Section, or if an order under this Attachment is cancelled by Customer, Verizon has no further responsibility under this Attachment, Statement of Work or such order, as applicable, and Customer will promptly pay Verizon: (1) for all equipment and services provided up to the date of termination or cancellation, as applicable; and (2) for all expenses incurred up to the date of termination or cancellation, as applicable, including but not limited to the costs of terminating purchase orders, return of equipment and/or software, removal of equipment and/or software and other contractual obligations made by Verizon to meet its obligations under this Attachment or Statement of Work, plus a restocking fee of[**]% of the cost of any equipment cancelled or returned.

2.	If either party fails to perform material terms of this Attachment and (i) such failure is not cured within 30 calendar days following receipt of a default notice in writing from the other party; or (ii) if such failure cannot reasonably be cured within such 30 calendar days, and the defaulting party falls to uses commercially reasonable efforts to cure such breach as soon as practicable, but in any event within 90 calendar days following written notice, then the non-defaulting party may suspend its performance of and/or terminate the affected service or equipment order to which the default pertains. Upon termination of such service or equipment order, Customer is liable for any unpaid charges for the terminated service incurred up to the time of termination of such service and for any equipment provided up to such termination. If such termination is due to the default of Customer, then Customer must pay the termination liability charges as set forth in the applicable Schedule(s). This Attachment will not be terminated, and will continue in effect, with respect to

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all other services and equipment that are not the subject of such default. Termination of any service or equipment will be in addition to and not in substitution of any other rights and remedies available to the non-defaulting party under this Attachment, applicable law, or otherwise.

3.	Where multiple Statements of Work are associated with this Attachment, the termination of one or fewer than all of the Statements of Work will only affect the terminated Statements) of Work, and any additional Statement(s) of Work will remain in effect.
4.	Verizon reserves the right to amend the rates, terms and conditions of maintenance service under this Attachment to be effective upon the commencement of any renewal term and without formal amendment of this Attachment by providing Customer written notice thereof prior to the expiration of the then-current term. If Customer is unwilling to accept such amended rates, terms and conditions, Customer will provide Verizon written notice thereof prior to the expiration of the then-current term, in which event the maintenance service will terminate upon expiration of the then-current term.
C.	Leasing Option. With Verizon’s prior written consent Customer may finance the System or any portion thereof in a separate transaction through a third party leasing company (“Lessor”) approved by Verizon, assign its rights and obligations with respect to payment under this Attachment to the Lessor, and/or cause the Lessor to issue a purchase order in a form acceptable to Verizon. Notwithstanding such transaction and/or assignment, Customer will remain responsible for performance of all of its obligations under this Attachment, including payment in full.

D.	Risk of Loss. If Verizon installs the System, risk of loss or damage to the System passes to Customer on delivery of the System (including portions thereof) to Customer’s site. If Verizon does not install the System, risk of loss or damage to the System (or portions thereof) passes to Customer upon delivery to the shipper.

E.	Title and Security Interest. Until full payment has been rendered, Customer grants Verizon a purchase money security interest in the System, and agrees to execute all documents necessary to perfect that interest and, to the extent permitted by law, grants Verizon a special power-of-attorney for the purpose of executing the necessary documents. Upon final payment, title will pass to Customer and Verizon will release its security interest. Customer will not grant or convey to any other person or entity a security interest in, or permit placement of a lien on, the System unless and until Customer has paid Verizon in full for such System.

F.	Customer Responsibilities. Customer will:
1.	Allow Verizon access for installation, inspection, testing, maintenance and repair of the System and performance of any required activity.

2.	Provide suitable building facilities for the System in accordance with local codes, including but not limited to ducting, conduit, structural borings, etc. for cable and conductors in floors, ceilings and walls; electrical service with suitable terminals and power surge protection devices; and metallic grounds with sufficient slack in the equipment room, installed in conformity with the National Electrical Code and local codes.

3.	Provide necessary heating, cooling, humidity and dust control as required by manufacturer specifications.

4.	Remove existing equipment or cable that interferes with System installation.

5.	Identify and disclose to Verizon concealed equipment, wiring or conditions that might be affected by or might affect the installation of the System. Customer will defend and hold Verizon harmless from any claim, damage or liability resulting from a failure to disclose this information.

6.	Authorize Verizon, at Customer’s expense, to make service requests upon third parties for System interconnection requirements, including obtaining telephone service for testing where necessary.

7.	Designate trash deposit points on each floor on which the System is to be installed where Verizon will place waste for removal by Customer.

8.	Cooperate with Verizon’s requests for assistance in testing or installation.

9.	Be responsible for providing adequate back-up of data and for restoring data to repaired equipment.

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10.	If the System is to be connected to the public network, be solely responsible for selection, implementation and maintenance of security features for defense against unauthorized long distance calling, and for payment of long distance, toll and other telecommunications charges incurred through use of the System.

11.	Immediately notify Verizon of any anticipated delay in building availability or inability to meet any of the above listed requirements.
G.	Changes In/Additions to System.
1.	Customer may order additional equipment, software, and/or services pursuant to a quote and i) a written Amendment, ii) Customer purchase order or similar document, or iii) a System Order Document (similar to the first two (2) pages of this Attachment), and such order will specifically reference the Agreement.

2.	Customer may, by written notice, propose changes in the System under this Attachment and any Statement of Work (“Change Orders”) and Verizon will comply to the extent it deems feasible and reasonable. If Verizon determines that such changes cause an increase or decrease in the cost of or time required for performance, such adjustments will be reflected in a written Change Order. If during installation of the System Verizon encounters any concealed or unknown condition not expressly set forth in the applicable Statement of Work, and such condition affects the price or schedule for installation of the System, the price and/or the schedule will be equitably adjusted by Change Order to cover all costs, including but not limited to labor, equipment, materials and tools necessary to carry out the change.

3.	No Change Order will become effective as a part of this Attachment and the applicable Statement of Work, and no changes in the System will be initiated, until the Change Order is mutually agreed upon in writing. Verizon will not be obligated to consider or accept any Change Order that results in a decrease of more than [**]% in the total price of the System. Verizon may also propose changes in or additions to the System, and may proceed with such changes upon execution by Customer and Verizon of a written Change Order.
H.	Warranty. Verizon warrants that it wit perform the services provided under this Attachment in a good and workmanlike manner. Unless otherwise set forth in a Schedule, all manufacturers’/publishers’ warranties for equipment and/or software provided hereunder are passed through to Customer and warranty claims will be presented by Customer directly to the, manufacturer/publisher. THE WARRANTIES SET FORTH IN THIS ATTACHMENT ARE IN LIEU OF ALL OTHER WARRANTIES FROM VERIZON. IN ADDITION TO DISCLAIMERS IN THE AGREEMENT, VERIZON WILL NOT BE LIABLE FOR UNAUTHORIZED ACCESS TO VERIZON’S OR CUSTOMER’S TRANSMISSION FACILITIES OR PREMISES EQUIPMENT OR FOR UNAUTHORIZED ACCESS TO OR ALTERATION, THEFT OR DESTRUCTION OF CUSTOMER’S DATA FILES, PROGRAMS, PROCEDURES OR INFORMATION THROUGH ACCIDENT, FRAUDULENT MEANS OR DEVICES, OR ANY OTHER METHOD.

I.	Limitation of Liability. EXCEPT WITH RESPECT TO THE INDEMNIFICATION OBLIGATIONS SET OUT IN SECTION J HEREOF, VERIZON’S ENTIRE LIABILITY FOR ANY OTHER DAMAGE WHICH MAY ARISE HEREUNDER, FOR ANY CAUSE WHATSOEVER, AND REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR IN TORT, INCLUDING VERIZON’S NEGLIGENCE, OR OTHERWISE, WILL BE LIMITED TO THE PURCHASE PRICE OF THE SPECIFIC EQUIPMENT, SOFTWARE OR SERVICES GIVING RISE TO THE CLAIM. VERIZON WILL BEAR NO LIABILITY FOR USE OF EQUIPMENT, SOFTWARE OR SERVICES PROVIDED UNDER THIS ATTACHMENT IN CONNECTION WITH LIFE SUPPORT SYSTEMS OR DEVICES OR PUBLIC SAFETY SYSTEMS. EXCEPT AS EXPRESSLY STATED OTHERWISE HEREIN, VERIZON WILL HAVE NO LIABILITY OR RESPONSIBILITY FOR INTEROPERABILITY OR COMPATIBILITY OF THE SYSTEM WITH THIRD-PARTY PRODUCTS OR SYSTEMS THAT CUSTOMER MAY UTILIZE IN CONJUNCTION WITH THE SYSTEM OR TO WHICH CUSTOMER MAY CONNECT THE SYSTEM.

J.	Indemnification and Defense.
1.	Except as provided below, Verizon will defend Customer against any claim, suit, action or proceeding alleging that equipment supplied by Verizon to Customer under this Attachment (“Verizon supplied equipment”) infringes a valid U.S. patent or copyright (“Claim”), and Verizon will indemnify and hold harmless Customer against any and all finally awarded costs and expenses, including attorneys’ fees, in connection with any such Claim.

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2.	If the use of any Verizon supplied equipment is enjoined or subject to a Claim as described above, Verizon may, at its option and expense, either procure for Customer the right to continue to use the equipment, replace the equipment, or relevant component, with substantially equivalent, non-infringing equipment, or relevant component, or modify the equipment, or relevant component, so that it becomes non-infringing. In the event that none of the foregoing options is commercially reasonable to Verizon, Verizon will remove the infringing Verizon supplied equipment and refund to Customer the purchase price for the equipment less depredation for its use. Depreciation will be calculated on a straight-line basis, assuming a useful life of 5 years.

3.	Verizon will have no obligation for (a) any costs, fees or expenses incurred by Customer without Verizon’s prior written consent; (b) any allegation, assertion, or claims of intellectual property Infringement, including contributory infringement or inducement to infringe arising out of or related to any Claim involving: (i) automated call processing, automated voice service, automated customer service or combined live operator/automated systems processing used in processing or completing calls, (ii) automated bridging of more than two callers utilizing some form of “listen only” (unilateral) communication combined with some form of interactive communication, (iii) prepaid calling products or services, (iv) wireless telecommunications services or support therefore, or (v) “music on hold,” service; or (c) any indirect, special, consequential or incidental damages arising out of any Claim.

4.	Any obligation on the part of Verizon to defend and indemnify will not apply to any Claim or portion thereof that arises from (i) any negligent or willful act or omission by or attributable to Customer, (ii) use or operation of the Verizon supplied equipment in combination with equipment or services provided by Customer or any third party; (iii) any addition to or modification of the Verizon supplied equipment by Customer, any third party or Verizon at Customer’s request; (iv) use of other than the then current unaltered release of any software used in the Verizon supplied equipment; or (v) any equipment, system, product, process, method or service of Customer which otherwise infringed the U.S. patent or copyright asserted against Customer prior to the supply of the equipment to Customer by Verizon under this Attachment.

5.	The foregoing states the entire obligation of Verizon to Customer and is Customer’s sole and exclusive remedy with respect to any Claim of infringement of any intellectual property right of any kind, and Verizon disclaims all other warranties and obligations with respect to any such Claims.

6.	Customer will defend, indemnify and hold harmless Verizon, its employees, officers, directors, agents and affiliates for damages, costs and attorneys fees in connection with any claim arising out of (a) Customer’s use of the equipment provided by Verizon other than as expressly indemnified by Verizon pursuant to Section J.1 of this Attachment, (b) combination of the equipment provided by Verizon with other equipment, software, products or services not provided by Verizon under this Attachment, (c) modification of the equipment provided by Verizon, or (d) arising out of the content of communications transmitted by or on behalf of Customer in the use of the services or equipment provided by Verizon, including but not limited to libel, slander, and invasion of privacy.

7.	Each party (the “Indemnitor”) will defend, indemnify, and hold harmless the other party (the “Indemnitee”) against all claims and liabilities for direct damages imposed on the indemnitee for bodily injuries, including death, and for damages to real or tangible personal property to the extent caused by the negligent or otherwise tortious acts or omissions of the Indemnitor, its agents or employees in the course of performance of this Attachment

8.	The defense and indemnification obligations set forth in this Section are contingent upon (1) the indemnitee providing the indemnitor prompt, written, and reasonable notice of the claims, demands, and/or causes of action subject to indemnification, (2) the indemnitee granting the indemnitor the right to control the defense of the same, and (3) the indemnitee’s full cooperation with the indemnitor in defense of the claim, including providing information and assistance in defending the claim. Nothing herein, however, will restrict the indemnitee from participating, on a non-interfering basis, in the defense of the claim, demand, and/or cause of action at its own cost and expense with counsel of its own choosing. No settlement may be entered into by the indemnitor on behalf of the indemnitee that includes obligations to be performed by the indemnitee (other than payment of money that will be fully paid by the indemnitor under Sections J.1- 7 above) without Indemnitee’s prior written approval.

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K.	Purchase Order. A Customer purchase order or similar document is evidence only of Customer’s intention to purchase a System. Except for a provision evidencing an intent to be bound by the terms and conditions of an agreement between Customer and Verizon, the terms and conditions of a Customer purchase order or similar document will be disregarded and have not force or effect; instead, the terms and conditions of the relevant agreement between Customer and Verizon will govern.

L.	Hazardous Substances. Except as disclosed to and acknowledged in writing by Verizon, Customer certifies that it is not aware of the presence of any asbestos or other hazardous substance (as defined by any applicable state, federal or local hazardous waste or environmental taw or regulation) at any location where Verizon is to perform services under this Attachment. If during such performance Verizon employees or agents encounter any such substance, Customer agrees to take all necessary steps, at its own expense, to remove or contain the asbestos or other hazardous substance and to test the premises to ensure that exposure does not exceed the lowest exposure limit for the protection of workers. Verizon may suspend performance under this Attachment until the removal or containment has been completed and approved by the appropriate governmental agency and Verizon. Performance obligations under this Attachment will be extended for the period of delay caused by said cleanup or removal. Customer’s failure to remove or contain hazardous substances will entitle Verizon to terminate this Attachment without further liability, in which event Customer will permit Verizon to remove any equipment that has not been accepted, will reimburse Verizon for expenses incurred in performing this Attachment until termination (including but not limited to expenses associated with such termination, such as removing equipment, terminating leases, demobilization, etc.), and will complete payment for any portion of the System that has been accepted.

M.	Force Majeure. Neither party will be liable for any delay or failure in performance under this Attachment arising out of acts or events beyond its reasonable control, including but not limited to acts of God, war, terrorist acts, fire, flood, explosion, riot, embargo, acts of the Government in its sovereign capacity, labor disputes, unavailability of equipment, software or parts from vendors, or changes requested by Customer. The affected party will provide prompt notice to the other party and will be excused from performance to the extent of such caused delays or failures, provided that the party so affected will use reasonable efforts to remove such causes of such delays or failures and both parties will proceed whenever such causes are removed or cease. If performance of either party is prevented or delayed by circumstances as described in this section for more than 90 days, either party may terminate the affected service or Statement of Work Notwithstanding the foregoing, Customer will not be relieved of its obligation to make any payments, including any late payment charges as provided in the Agreement, that are duo to Verizon hereunder.

N.	Notices. All notices or other communication given or required by either party to the other under this Attachment will be deemed to have been property given if hand-delivered, mailed by certified mail return receipt requested, or sent by facsimile with confirmation of receipt or by overnight courier. Such notices and communications will be deemed effective upon receipt. If to Verizon, notices should be sent to Verizon National Contract Repository, 700 Hidden Ridge, MC:HQW02L25, Irving, TX 75038, and if to Customer to the address specified on the cover sheet. Such address may be changed by either party by notice sent in accordance with this Section.

O.	Order of Precedence. In the event of conflicts among the terms of the Agreement, this Attachment, a Statement of Work and any Schedule, the following order of precedence will apply with the document(s) following “a” given the highest order of precedence and document(s) following “d” given the lowest order of precedence: (a) the Schedule; (b) this Attachment; (c) the Agreement and (d) the Statement of Work.

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Voice Equipment Maintenance Schedule
To the Voice and Data Equipment and Related Services Attachment
Verizon will provide voice equipment maintenance services in accordance with this Schedule and the Service Description(s) which are incorporated herein (“VM Service”). Verizon reserves the right to modify the Service Description from time to time and will provide Customer any modifications to the Service Description at the time of renewal.
A.	Term and Termination.
1.	VM Service, for equipment sold and installed by Verizon with a warranty, begins at the end of the warranty period. VM Service, for equipment sold and installed by Verizon without a warranty, begins on the date the System becomes operational. VM Service for equipment not sold or installed by Verizon begins upon activation of the VM Service. VM Service shall remain in effect for the period set forth on Page 2 of the Attachment and shall automatically renew for additional 1 year terms at the then current undiscounted rate, unless terminated in accordance with this Schedule or the Attachment (“Term”).

2.	Customer may terminate the VM Service upon not less than 60 days prior written notice. If Customer has pre-paid the VM Service and terminates prior to the end of the Term, Customer will be reimbursed for the unused portion of the VM Service, less any discount received.

3.	VM Service includes maintenance for additions to the System, which are purchased from and installed by Verizon during the term of the Agreement, and the warranty, if any, for such addition(s) shall run until the first VM Service renewal date, so that the warranty period for the addition(s) will be coterminous with the VM Service.

4.	Verizon may terminate the VM Services upon 60 days written notice prior to the end of the then current Term.
B.	Major/Minor System Failure. Verizon will respond to major and minor System failures within the time specified in the applicable Service Description. A major System failure is limited to one or more of the following:
1.	Total inability to originate voice communications.

2.	Total inability to receive and process incoming voice communications.

3.	In a multi-point network in which each point has a defined street address, the total inability to originate, receive and process incoming and outgoing voice communications.

4.	Attendant console and/or night answer position failure.

5.	[**]% or more of the trunk-side ports out of service.

6.	[**]% or more of the line-side stations and/or ports out of service.

7.	Failure of the PBX system interface connecting to a call accounting system.

8.	Any other failure mutually agreed to in writing by Customer and Verizon.
A minor System failure is defined as any System failure or malfunction other than that defined as a major System failure.
C.	Equipment Support
1.	In the event the manufacturer of the equipment covered by this Schedule discontinues a piece of equipment, and/or the associated support of such equipment, Verizon will only be obligated to provide the VM Services on the affected equipment for the period of time that the manufacturer continues to support such equipment. At the end of such period Verizon will cease to support such equipment in accordance with the Service Description, but will use commercially reasonable efforts to provide VM Service on the affected equipment until Customer upgrades or replaces such equipment.

2.	If Verizon did not install the equipment covered by this Schedule, Customer warrants that such equipment is in good working order and meets all applicable manufacturer specifications. If the equipment is found not to be in good working order and/or not in compliance with all applicable manufacturer specifications, Verizon will be under no obligation to provide VM Service; provided however, Customer may, upon written

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notice, request Verizon to upgrade and/or repair such equipment at Verizon’s then current time and material rate.
D.	Exclusions. VM Service does not include:
1.	Additions, changes, relocations, removals, operating supplies or accessories.

2.	Operator, System Administrator and end user training except as specifically identified.

3.	Services necessitated by accident, casualty, neglect, misuse, intentional acts or any cause other than normal use of the System.

4.	Repairs or replacements necessitated by lightning, radio frequency interference, power disturbances, fire, flood, earthquake, excessive moisture, Harmful Code or any event occurring external to the System that directly or indirectly causes a malfunction in the System, a private network to which the System is connected, or in telephone lines, cable or other equipment connecting the System to the public telephone network. Harmful Code means any virus or machine-readable instructions and data designed to intentionally disrupt the operation of the software or hardware or intentionally destroy or damage software or hardware or data contained therein.

5.	Services necessitated by use of the System with any other device or system not supplied or approved as to such combined use by Verizon, or use of any part of the System in a manner not specified by Verizon.

6.	Repair or maintenance or increase in normal service time resulting from Customer’s failure to provide a suitable environment for the System or any other failure of Customer to perform its responsibilities.

7.	Repair or replacement of Customer-owned outside plant cable unless specifically set forth in the applicable Statement of Work.

8.	Loss or recovery of Customer data.

9.	Upgrades, enhancements or new releases of software or firmware, except as specifically indicated in a Service Description.

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Equipment Sales and Installation Services Schedule
To the Voice and Data Equipment and Related Services Attachment
Verizon will provide equipment and/or installation services in accordance with this Schedule and, if applicable, the Statement(s) of Work which are incorporated herein.
A.	Description of Service.
1.	Verizon shall furnish all supervision, labor, equipment, materials, supplies and all other things specified in a Statement of Work necessary for installation of the System

2.	Customer will designate a single point of contact who will be responsible and authorized to (i) make all decisions and give all approvals which Verizon may need from Customer, and (ii) provide Verizon’s personnel on a timely basis with all information, data, access and support reasonably required for its performance under this Schedule and the applicable Statement of Work, including but not limited to making available appropriate personnel to work with Verizon as Verizon may reasonably request.

3.	It Customer requests that installation services be performed outside Verizon’s normal office hours, as defined in the applicable Statement of Work, Customer shall pay Verizon its then current time and material labor rate. Unless Customer otherwise requests in writing Verizon will, at Customer’s expense, apply for permits necessary for installation of the System. Verizon shall provide Customer written notice indicating the date the System becomes operational (the “In-Service Date”). Should Customer request delay of installation, or should installation be delayed as a result of Customer’s action or inaction, Verizon may store components of the System at Customer’s risk and expense.

4.	Customer is responsible for the accuracy and completeness of all information it provides. If information is incomplete or incorrect, or if information is discovered during the course of the engagement that could not be reasonably anticipated by Verizon, any additional work required thereby shall be treated as a Customer requested change to the scope of the System and subject to the Change Order procedure set forth in the Attachment. Verizon will reasonably accommodate Customer requested changes prior to the In-Service Date pursuant to a written change order executed by both parties reflecting an appropriate adjustment in the System price and installation date.

5.	For voice Systems, Verizon will provide training, as set forth in the Statement of Work, on how to use the System within 30 days following the In-Service Date.

6.	Installation services are not available for antennas and accessories associated with wireless equipment.
B.	Warranty.
1.	For voice equipment installed by Verizon, the warranty period begins on the In-Service Date and continues for 12 months. If Verizon does not install the voice equipment, warranties will be as provided by the equipment manufacturer and are passed through to Customer, and Customer shall present any warranty claims directly to the manufacturer.

2.	These warranties do not cover damage to or malfunction of the System caused in whole or in part by Customer or third parties through other than normal use of the System or caused by an event external to the System.

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SCHEDULE 4
CUSTOM SOLUTIONS SERVICE ATTACHMENT
1.	SCOPE OF SERVICES.
1.1	Services and Equipment. Verizon will provide technical, consultative and communications services, as well as deliver any customer premises equipment (“CPE”), reports, licensed software or other deliverables (collectively, “Deliverables”), specified in the applicable Statements of Work (‘SOW”) agreed to under this service attachment (“Service Attachment”). Such services and Deliverables are collectively referred to in this Service Attachment as the “Services,” the Services under a particular SOW are referred to as a “Project.”

1.2	Performance. Verizon controls the means, methods, places and time of its performance of the Services (including the use of subcontractors and consultants); references to “Verizon” in this Agreement include all Verizon agents and contractors. While working on a Customer site, Verizon will abide by Customer’s stated security rules for the site. Customer agrees to provide working space and facilities and any other assistance and support that Verizon may reasonably request in order to perform the Services. Verizon is not responsible for any failure or delay resulting from Customer’s failure to fulfill its obligations under the Agreement in a timely manner. Except to the extent an SOW specifies otherwise, delivery of any CPE and licensed software will be F.O.B. point of origin and risk of loss will pass to Customer at that time. The SOW will specify the acceptance process and criteria, if any. Except as stated otherwise in an SOW, the Services will be deemed completed and accepted no later than 30 days after the date of Verizon’s last invoice for the Project

1.3	SOWs and Terms & Conditions. The SOW, as supplemented by this Service Attachment, and the master agreement (“Master Terms”) of which it is a part (collectively, the “Agreement”) sets forth the terms and conditions for each Project. To the extent there is any conflict between an SOW, the Service Attachment and the Master Terms, the order of precedence is (a) SOW, (b) Service Attachment, and (c) Master Terms. All SOWs must be in writing, follow the format of the attached SOW template (including all required information and Conditions, as defined below), be signed by an authorized representative of each party, and refer to the Agreement by number or by title and date. SOWs may include Customer purchase orders as part of its documentation but any terms and conditions contained in purchase orders are rejected, void and have no force or effect.

1.4	Conditions. An SOW may identify key expectations on which the SOW is based (“Conditions”). Each Party will notify the other promptly if it determines that it a Condition has not been met or is unlikely to be met. If Verizon reasonably determines that it has been materially and adversely affected by the failure of a Condition to be met, and Verizon proposes an SOW amendment to cure it, the parties will work diligently to reach agreement on an SOW amendment to cure the material, adverse effect on Verizon, and Verizon may suspend work on the Project until the parties have reached that agreement. The preceding sentence does not apply if Verizon reasonably could have caused the Condition to be met but did not.

1.5	Changes to SOWs.
a. Either party may propose a change to an SOW by having its designated “Project Manager” or “PM” submit a written Project Change Control Form to the other party’s Project Manager: All writings under this process may be by email.
b. The Verizon PM logs the Project Change Control Form and assigns it a unique Log number. Where Verizon pays the cost of evaluating the change, steps c and d do not apply.
c. The Verizon PM notifies the Customer PM in writing of the cost for Verizon evaluate the requested change, as well as any schedule and other impacts to the SOW (“Verizon Change Evaluation Quote”).

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d. If Customer agrees in writing to the Verizon Change Evaluation Quote, then Verizon shall perform the evaluation.
e. Upon completion of Verizon’s evaluation, Verizon’s PM provides Customer’s PM with a proposed SOW amendment which describes the proposed changes to the Project, including to its costs and schedules.
f. If Customer agrees in writing to the SOW amendment, then the SOW is thereby deemed amended and both parties will perform their obligations under the SOW as amended.
2.	TERM. Either party may terminate an SOW (even before it is completed) according to the same terms under which the Agreement could be terminated, except to the extent the SOW states otherwise. Upon termination of an SOW or the Agreement for any reason, each party will promptly return to the other all copies of any data, records, or materials of whatever nature or kind, owned by the other party (or its subcontractors, consultants, or suppliers). Verizon also will furnish to Customer any Customer-owned work in progress for which payment has been received. Verizon may terminate an SOW if the parties have not agreed on a proposed SOW amendment to cure the material and adverse effect on Verizon from an unmet Condition within 45 days of Verizon providing it to Customer.

3.	PAYMENT. Verizon will submit invoices to Customer for amounts due under the SOW. Payment terms may include recurring, nonrecurring, work time (per hour), materials, travel, lodging, shipping, handling, insurance and other charges as provided in the SOW. If an SOW is terminated, Customer will pay Verizon for the Project in progress based on the percentage of the Project, Deliverables, milestones, or other appropriate measure of work then completed (without limiting other remedies under the Agreement or the law).

4.	CONFIDENTIALITY. Verizon may disclose Confidential Information to subcontractors and consultants for the purpose of performing the Services.

5.	CUSTOMER’S RIGHT TO USE DELIVERABLES.
5.1	License to use Deliverables. Verizon grants to Customer a non-exclusive, nontransferable, license to use any Deliverables solely for Customer’s internal business purposes during the term of any related Verizon service, including the right to make a reasonable number of copies of such Deliverable, if applicable, except as otherwise agreed to in an SOW.

5.2	Ownership and Confidentiality of Deliverables. As between Verizon and Customer, all right, title and interest in any Deliverable is owned by Verizon and/or its suppliers and any information, materials, methodologies or know-how used by Verizon in connection with any Deliverable, is the Confidential Information of Verizon and/or its suppliers or subcontractors, except for (a) any Customer-owned information or materials that pre-existed the signing of this Agreement and/or that may be embedded in any Deliverable, and (b) as otherwise agreed to in an SOW.

5.3	Verizon Reservation of Rights. Except as expressly granted herein, Customer receives no ownership, license, or other interest in any intellectual property created or delivered by Verizon, whether in connection with its performance of this Agreement or otherwise.
6.	WARRANTIES AND DISCLAIMERS.
6.1	Verizon Warranty. Verizon warrants that it will perform each Project in a professional and workmanlike manner in accordance with accepted industry standards, and that any Deliverables will comply with the specifications agreed to by the parties in an SOW.

6.2	Customer Warranty. Customer warrants that it owns all right, title, and interest in and to, or has the license for and the right to grant Verizon access to, any programs, systems, data, materials or other information furnished by Customer to Verizon for the purpose of enabling Verizon to perform the Services.

6.3	Verizon’s Disclaimer of Warranties. The disclaimer of warranties in the Master Terms applies to this Service Attachment (without limitation). Any Verizon warranty applies to

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customer only. This provision does not limit any rights in elements of Deliverables granted to Customer by an equipment manufacturer or other third party through separate license or warranty agreement. The end user warranties and sublicenses, if any, of a CPE manufacturer pass through Verizon and inure to the benefit of Customer.
7.	INFRINGEMENT INDEMNITY.
7.1	Verizon shall at its expense defend and indemnify Customer and any of its affiliates to whom the Services are being provided (the “Customer Indemnitees”), through and in the amount of final judgment or settlement of any claim, suit or other demand asserted against a Customer Indemnitee by any third party alleging that any Services or Deliverable as delivered by Verizon infringes a third party’s rights under any patent, copyright, trademark, or trade secret that arises under the law of the jurisdiction where the Services are performed or any Deliverable provided (an “IP Action”).

7.2	Verizon is under no obligation to defend or indemnify any Customer Indemnitee to the extent that such third party IP Action arises out of or relates to:
(i) Verizon’s compliance with any Customer Indemnitee’s specifications where such Customer Indemnitee has requested that Services or a Deliverable be provided in a manner other than as generally provided by Verizon;
(ii) a combination of the Services or Deliverables by any Customer Indemnitee or any third party (other than Verizon) acting on behalf of any Customer Indemnitee with products, services or other materials or information not provided by Verizon;
(iii) a modification of the Services or Deliverable by any Customer Indemnitee or any third party (other than Verizon) acting on behalf of any Customer Indemnitee;
(iv) a use of the Services or Deliverable that is inconsistent with this Agreement or related Services documentation; or
(v) Information, data, or other content provided by a user of the Services or Deliverable.
To the extent that a third party IP Action arising out of or alleging one or more conditions stated in (i) through (v) is asserted against Verizon or any Verizon affiliate providing any of the Services (the “Verizon Indemnitees”), Customer shall at its expense defend and indemnify the Verizon Indemnitees in the amount of any final judgment or settlement thereof.
7.3	If the use of Services or Deliverables by a Customer Indemnitee is enjoined as a consequence of any such IP Action, then Verizon shall, at its own expense take the following actions (i) obtain for the Customer Indemnitee the right to continue using the affected Services, or (ii) replace or modify the affected Services so that they are functionally equivalent but non-infringing. If achievement of the foregoing is not commercially reasonable, Verizon may terminate this Agreement or the affected Services, without liability of either Party to the other, except for Customer’s obligation to pay for the affected Services delivered prior to termination. Verizon also may take any of the foregoing actions if the use of the Services by a Customer is or in Verizon’s judgment is likely to become subject to an IP Action.

7.4	An indemnified party under this Article shall: (i) provide prompt written notice of an IP Action to the indemnifying party (ii) cooperate with all reasonable requests of the indemnifying party, at the indemnifying party’s expense; and (iii) surrender exclusive control to the indemnifying party of the defense and/or settlement of such IP Action.

7.5	This section 7 provides the sole and exclusive obligations and remedies of Verizon and Customer in connection with any third party IP Action described in this section or which otherwise asserts a violation of a third party’s intellectual property rights.
8.	LIMITATION OF LIABILITY.
8.1	Third Party Products and Services. Verizon may direct Customer to third parties having products or services which may be of interest to Customer for use in conjunction with the Services. Notwithstanding any Verizon recommendation, referral or introduction, Customer will independently investigate and test third-party products and services and will have sole

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responsibility for determining suitability for use of third-party products and services, and for any contracts Customer enters into without third parties. Verizon has no liability with respect to claims related to or arising from use of third-party products and services. This provision does not apply to the work of subcontractors or other agents that is done on Verizon’s behalf.
8.2	Disclaimer of Liability. Without limiting the liability disclaimers in the Master Terms, Verizon is not liable for any loss of or damage to Customer data. Customer is responsible for backing up all data.

8.3	Extent of Verizon’s Liability. Without limiting the liability disclaimers in the preceding subsection and the Master Terms, the total liability of Verizon (including subcontractors, consultants and suppliers) to Customer may not exceed the total amount paid by Customer to Verizon directly attributable to the elements of the Project forming the basis of the Claim, except that this limitation does not apply to actual, direct damages to real property or tangible personal property or for personal injury or death, resulting from Verizon’s negligence or willful misconduct. Under no circumstances will either party be liable for damages that could have been avoided by the other party’s exercise of reasonable diligence. No party may assert a Claim against the other under any theory that accrued more than one year before bringing a formal proceeding asserting the Claim.
9.	INTERCONNECTION. Customer will permit Verizon to connect diagnostic software and equipment (“Diagnostic Facilities”) to Customer’s communications network and equipment (“Customer Network”) for purposes of performing the Services. Verizon has no liability or obligation for: (a) the installation, operation or maintenance of the Customer Network; (b) the availability, capacity and/or condition of the Customer Network; or (c) any adverse impact of the Services on the Customer Network. The Diagnostic Facilities will remain the property of Verizon, and Customer will not have any right or interest in them. Customer may not move, alter, or attach anything to the Diagnostic Facilities without Verizon’s prior written consent. Customer is responsible for any damage to or loss of the Diagnostic Facilities from all causes, unless caused solely by Verizon’s negligence or willful misconduct.

10.	INDEPENDENT CONTRACTORS. The parties are independent contractors to one another, and nothing in this Agreement creates an agency, partnership, or joint venture relationship between them. Nothing in this Agreement creates an employer-employee relationship between Customer and either Verizon or any employee or agent of Verizon.

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STATEMENT OF WORK (SOW) NO. ____
TO CUSTOMER SOLUTION SERVICE ATTACHMENT
This Statement of Work (“SOW”) amends and is a part of the Custom Solutions Service Attachment and related master agreement (collectively “Agreement”), entered between MCI Communications Services, Inc. d/b/a Verizon Business Services and any other Verizon affiliates identified in applicable service attachments or the Guide (individually and collectively) (“Verizon”), and Gomez, Inc. (“Customer), Contract ID 545035-01. Unless expressly stated otherwise in this SOW, all of the terms and conditions related to the Services or Deliverables (attached hereto) also apply.
1.	Description of Project.
b)	Services.
•	Approval of Managed IP Telephony design

•	Design WAN and LAN support for the IP Telephony design (as required)

•	Creation of management architecture, including access and reporting

•	Compliance with Verizon management standards

•	Ownership of documentation

•	Order, equipment, and circuit tracking

•	Site installation, implementation, and activation support

•	Implementation of management and reporting configurations Delivery to Managed Services Operations
c)	Scope of Work & Deliverables

MSD Design Engineering Phases:

Pre-Sales Design Review
Purpose:
Evaluate Pre-Sales design prior to customer meeting and ensure high-level solution meets Verizon management services criteria.
Tasks:
•	Internal kickoff call
Information Gathering
Purpose:
Collect and analyze the logical and physical characteristics for an existing customer network, as well as its related equipment and assets
Tasks:
•	Customer kickoff call

•	Statement of Requirements call

•	Review Customer documentation

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•	Customer interviews to gather detailed information about existing WAN and LAN topology
Documentation of Requirements
Purpose:
Document the Customer’s detailed requirements and define the agreed upon scope of the project
Tasks:
•	Create Statement of Requirements (scope document) detailing IP Telephony requirements

•	Statement of Requirements follow up call
Detailed Design
Purpose:
Analyze Customer’s existing network and future requirements to develop comprehensive design
Tasks:
•	Participate in weekly Customer project conference calls

•	Review performance history to understand possible issues

•	Validate IP Telephony design with WAN design (circuit sizing, etc)

•	Design research as required

•	Create Quality of Service design

•	Create management access design

•	Request MSO approved IP addressing for management

•	Create reporting design

•	Verify equipment specifications

•	Verify software versions, including management compliance

•	Verify Virtual Features enabled on each entity
Design Documentation
Purpose:
Document Customer’s overall network design, which will be used during implementation as well as for reference
Tasks:
•	Create Customer Design Document

•	Develop IP addressing documentation

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•	Identify required remediation and develop Statement of Work, as necessary

•	Develop IP addressing migration plan for the customer, if necessary

•	Create network diagrams
Implementation Engineering Hand Off
Purpose:
Ensure smooth transition from the design phase to implementation phase
Tasks:
•	Participation in hub site activation and site acceptance

•	Develop site level documentation for coordination

•	Create router and switch configuration templates

•	Create IP SLA (reporting) configuration templates
MSD Implementation Engineering (IE) Tier 1 Phase:
Device Installation
Purpose:
Facilitate device installation and verify connectivity.
Tasks:
•	Work with Verizon field engineers to ensure device interconnectivity

•	Verify in-band connectivity to each managed device from Verizon

•	Verify out-of-band connectivity to each managed device from Verizon

•	Verify access to IP Telephony applications on each managed device

•	Record Serial Numbers for equipment maintenance

•	Hand off site to Implementation Engineering Tier 2
MSD Implementation Engineering (IE) Tier 2 Phases:
Site Implementation
Purpose:
Implement and activate customer sites.
Tasks:
•	Participate in activation and site acceptance for each site

•	Create router and switch configurations for each site, where applicable

•	Work with customer and Verizon to complete site acceptance testing for each site

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Site Management Verification
Purpose:
Implement Verizon management parameters for each device.
Tasks:
•	Configure SNMP for each device

•	Configure SNMP views, where applicable

•	Configure IP SLA for each site

•	Change system passwords to Verizon standards
Delivery to Managed Services Operations
Purpose:
Formally deliver each device to Managed Services Operations.
Tasks:
•	Use site acceptance tool to verify management configuration

•	Verify Verizon spreadsheet data and attach to order

•	Verify virtual features associated with the order

•	Populate required data in Managed Services database of record
MSD Implementation Management Engagement Phases:
MSOF Audit
Purpose:
Verify accuracy of all Managed Services orders.
Tasks:
•	Review data in each new order

•	Pursue management approval for all expedites
Site Readiness
Purpose:
Ensure each site meets prerequisites for installation.
Tasks:
•	Ensure delivery of WAN and LAN is complete prior to IP Telephony installation

•	Ensure prompt delivery of Customer Premise Equipment

•	Verify out of band access information

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Installation Coordination
Purpose:
Coordinate internal and external resources for site installation.
Tasks:
•	Request dispatch of field engineer

•	Submit requests for dedicated IE Tier 1 support, where applicable

•	Ensure all resources engage on time for each installation

•	Report field failed equipment and track re-shipment
2.	Acceptance Testing Criteria for the Service or Deliverable(s)

Choose One:

Applicable as described below ☐ Not Applicable ☑

3.	Conditions (if any)

N/A

4.	Payment
a)	Fee (Choose One):

Fixed price ☑

Contractual Pricing Component	Non-Recurring Total
Managed Service Delivery and Managed Services Project Management One-Time Charges	$	[**]
b)	Expenses (if applicable)

N/A

c)	Payment Schedule

Upon installation of core servers
5.	Term of S0W
120 days from the execution of the VSA
6.	Changes to Terms and Conditions of the Agreement related to this SOW

The charges set forth in section 4a above only apply to the initial set up and implementation of Customer for management by Verizon. This initial setup consists of 3 servers with Call Manager Publisher and Subscriber with Unity Voicemail and Unified Messaging.

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	Provision(s) Changed or	Provision(s) Added
Title of Document (e.g. Custom Solutions Services Attachment or Master Terms)	Deleted	(if applicable)

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FIRST AMENDMENT TO THE
VERIZON SERVICE AGREEMENT
     This First Amendment to the Verizon Business Service Agreement (“First Amendment”) is entered into as of the dates set forth below, by and between Gomez, Inc. (“Customer”) and Verizon Business Network Services Inc., as applicable, on behalf of MCI Communications Services, Inc. d/b/a Verizon Business Service and MCI Legacy (individually and collectively “Verizon”). Provided that this First Amendment is executed by Verizon, the rates, charges and discounts contained herein will be effective on following Customer’s signature and delivery of this First Amendment to Verizon (“First Amendment Effective Date”).
WITNESSETH:
     WHEREAS, Customer and Verizon entered into a Verizon Business Service Agreement executed by Customer on March 13, 2007 with respect to certain services to be provided to Customer by Verizon, as more particularly described therein (collectively, the Verizon Service Agreement and attachments thereto shall be referred to as the “Agreement”);
     WHEREAS, Customer and Verizon wish to amend the Agreement to reflect certain changes.
The parties agree to amend the Agreement as follows:
1.	Schedule 4 “Custom Solutions Service Attachment”; New Statement of Work No. 002. The Agreement is hereby amended by adding the attached Statement of Work No. 0026 (“SOW”), which such SOW is incorporated into and made a part of this First Amendment by this reference. Verizon will provide Customer the services specified in the SOW (the “Services”) pursuant to the terms of such SOW and Schedule 4, “Custom Solutions Service Attachment” to the Agreement. Except as otherwise expressly stated in this First Amendment and its attachments, the Services shall be governed by all the terms and conditions of the Agreement.

2.	Order of Precedence. In the event of conflicts between the terms of the Agreement as previously amended and this First Amendment, including attachments hereto, the following order of precedence will apply with the document(s) following “a” given the highest order of precedence and document(s) following “d” given the lowest order of precedence: (a) this First Amendment; (b) SOW; (c) Schedule 4; and (d) the Agreement, as previously amended.

3.	Definitions. All capitalized terms used herein and not expressly defined herein shall have the respective meanings given to such terms in the Agreement.

4.	Entire Agreement. Except as expressly modified by this First Amendment, the Agreement, as previously amended, shall be and remain in full force and effect in accordance with its terms and shall constitute the legal, valid, binding and enforceable obligations of Customer and Verizon. This First Amendment, the Agreement as previously amended, and the applicable Verizon Tariffs and Price Guide, collectively, are the complete agreement of the parties and supersede any prior agreements or representations, whether oral or written, with respect thereto.

5.	Acceptance Deadline. The offer created by this First Amendment shall remain open and be capable of being accepted by Customer until May 2, 2007. Any and all prior offers made to Customer regarding the subject matter of this First Amendment, whether oral or written, shall he superseded by this offer.
CONFIDENTIAL

IN WITNESS WHEREOF, Verizon and Customer have caused this First Amendment to be duly executed by their authorized representatives as of the dates set forth below, effective as of the First Amendment Effective Date.

Gomez, Inc.		Verizon Business Network Services Inc., as applicable

By:	/s/ (illegible)	By:	/s/ Suleiman Hessami

	Name: R.(illegible)		Suleiman Hessami
	Title: VP		Vice President

Date: 4/5/07		Date: 04/12/2007

STATEMENT OF WORK (“SOW”) NUMBER 002
TO SCHEDULE 4
CUSTOM SOLUTION SERVICE ATTACHMENT
This Statement of Work (`SOW”) amends and is a part of the Custom Solutions Service Attachment and related master agreement (collectively “Agreement”), entered between Verizon Business Network Services Inc., on behalf of MCI Communications Services, Inc. d/b/a Verizon Business Service (individually and collectively “Verizon”), and Gomez, Inc., (“Customer”), executed by both parties as of March 13, 2007. Unless expressly stated otherwise in this SOW, all of the terms and conditions of the Agreement, including the Custom Solutions Service Attachment apply to the Services and/or Deliverables specified herein.
1.	Description of Project
a)	Services.
Verizon will perform services to relocate Customer’s existing NetScreen firewall from one (1) of Customer’s facilities (“Current”) to another Customer facility (“Relocated”), both located in Lexington, MA as set forth in this SOW (the “Services”).
b)	Scope of Work.
Verizon will use Customer’s NetScreen firewall that is in secondary mode at the Relocated Customer facility for testing purposes. Subsequent to completing the testing on such firewall, one (1) Verizon professional services engineer will assist wish the migration of the NetScreen cluster to the Relocated Customer site in two (2) phases (“Phase I” and “Phase II” as set forth below) during two (2) off-hour maintenance windows.

Specifically, Verizon will provide the following Services under this SOW:
[**]
c)	Project Manager
Verizon will designate an implementation Project Manager who will have the following responsibilities:
•	Act as the single point of contact for this Project

•	Schedule and lead implementation meeting addressing:
•	Scheduling-plan/actual

•	Communications issues

•	Risk identification and mitigation

•	Critical issues

•	Technical issues

•	Change Control

•	Open items
•	Determine and direct resources necessary to meet the implementation schedule

•	Notify Customer’s Project manager when installation relays are necessary as a result of business requirements, weather, local emergencies or other circumstances

•	Provide Customer with the following information, as applicable:
•	Project scope

•	Updated Network diagram(s)

•	Implementation plan

•	Implementation schedule

•	Deployment process / instructions

•	Site implementation procedures

•	Technical implementation documentation:
•	Environmental site specifications

•	Equipment list and configurations

•	Special or unique configuration considerations
•	Facilitate the resolution of out of scope services by way of the change request procedures set forth in this SOW

•	Provide a status reports indicating installation site status, open issues, updated project schedule, outstanding action items
2.	Documentation to be Produced by Customer and Customer Obligations (if any)
Customer agrees to designate a Project manager who will perform the following responsibilities:
•	Act as the single point of contact for the Verizon Project manager

•	Ensure that the appropriate Customer personnel attend implementation project meeting(s)

•	Arrange access for Verizon installation personnel to Customer sites required to perform the Services

•	Notify Verizon Project managers promptly when installation delays are necessary as a result of business requirements, weather, local emergencies or other circumstances

•	Notify the Verizon implementation Project manager as soon as possible of any instance when “wait time” for a scheduled installation exceeds one (1) hour. This only pertains to situations during which there was a specific scheduled appointment and as a result of Customer delay (local contact) the technician would not be able to gain access to perform the required installation Services

•	Identify personnel at each site who can operate Customer network applications during scheduled implementation

•	Assure that appropriate electrical power interfaces are provided for the Network equipment according to the product specifications and power cord lengths

•	Ensure that the pre-requisites for implementation are completed and on time

•	Ensure the Customer handbook is completed and on
4.	Acceptance Testing Criteria for the Service or Deliverable(s)
Choose One:

Applicable as described below ☐ Not Applicable ☑
5.	Conditions (if any)
Verizon will begin the Services subsequent to its completion of the Customer handbook(s) and a review and sign-off of such handbook(s) by Customer.

6.	Out of Scope Services
Any services not set forth in this SOW are considered “Out of Scope” and additional charges may apply. Out of Scope includes the following:
•	Any work requested by Customer to be performed during Off-Hours is considered premium time and may be billed at the off-hours rate.

•	Off-Hours are defined as other than 9:00 a.m. to 5:00 p.m. Monday through Friday, local time and includes weekends and Verizon and Federal observed holidays.

•	Changes in hardware/software platform and the introduction of new telecommunications or network technology

•	Installation/configuration changes that result from site additions or relocation not indicated in the SOW.

•	Excessive wait time (Verizon implementation personnel waiting to perform work in excess of 1 hour after arriving on site.)

•	Return visits by Verizon personnel due to changes in Customer requirements.
Note:	The services described in this statement of work are based on a current understanding of the Customer’s requirements and network topology. All services provided herein are subject to additional technical and service discussions with the Customer. In order to provide an appropriate quality of service, additional technical issues may need to be addressed. In the event that the understood requirements may change, Verizon reserves the right to modify this SOW in accordance with the Change Control Procedures set forth below.
7.	Payment Schedule
a)	Fee (Choose One):
Fixed price ☐

Or

Time and Materials ☑
b)	This is a Time and Materials SOW. Specifically, Verizon shall provide Customer professional Services in accordance with the rate chart below. Customer shall pay all fees and charges within thirty (30) days of invoice date and in accordance with the terms of the Agreement.
RATE CHART

Services (Non-Recurring Fees)	Days	Rate/Day	Total
Professional Services Travel Included in Rate	[**]	[**]	[**]
		TOTAL	[**]
c)	Expenses
Customer shall reimburse Verizon for all travel related expenses related to Verizon’s provision of the Services. Verizon shall comply with Customer’s normal and customary policies relating to substantiation and verification of business expenses. Examples of travel related expenses include (but are not limited to) airfare, lodging, meals and transportation. Verizon will bill travel expenses to Customer on a pass through basis and these expenses are not included in the Total fees described in the fee table above. All travel expenses shall be paid within thirty (30) days of invoice date and pursuant to the terms of the Agreement.

7.	Term of SOW
The term of this SOW shall commence when Verizon begins providing Customer the Services described herein and shall expire sixty (60) days thereafter. However notwithstanding the foregoing, Verizon approximates that the Services shall he completed within two (2) days after Verizon commences the Project.
8.	Project Change Control Procedures
Any proposed changes to the Services shall be made pursuant to Subsection 1.5 of the Custom Solutions Service Attachment.